Report of Independent Registered Public Accounting Firm

To the Board of Directors of Voya Retirement Insurance and Annuity Company and Contract Owners of Variable Annuity Account B of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Variable Annuity Account B of Voya Retirement Insurance and Annuity Company (the Separate Account), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/S/ ERNST & YOUNG LLP

We have served as the Separate Accounts Auditor since 2001.

San Antonio, TX
March 25, 2025

Appendix

Subaccounts comprising Variable Annuity Account B of Voya Retirement Insurance and Annuity Company

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. American Franchise Fund - Series I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Core Equity Fund - Series I
Invesco V.I. Discovery Mid Cap Growth Fund - Series I
Invesco V.I. Global Fund - Series I
Invesco V.I. Main Street Fund® - Series I
Invesco V.I. Main Street Small Cap Fund® - Series I
American Funds Insurance Series® Growth Fund - Class 2
American Funds Insurance Series® Growth-Income Fund - Class 2
American Funds Insurance Series® International Fund - Class 2
Calvert VP SRI Balanced Portfolio - Class I
Federated Hermes Fund for U.S. Government Securities II - Primary Shares
Federated Hermes Government Money Fund II - Service Shares
Federated Hermes High Income Bond Fund II - Primary Shares
Federated Hermes Kaufmann Fund II - Primary Shares
Federated Hermes Managed Volatility Fund II - Primary Shares
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP High Income Portfolio - Initial Class
Fidelity® VIP Overseas Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Franklin Small Cap Value VIP Fund - Class 2
Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC
PIMCO VIT Real Return Portfolio - Administrative Class
Pioneer High Yield VCT Portfolio - Class I
Voya Balanced Portfolio - Class I
Voya Government Money Market Portfolio - Class I
Voya Government Money Market Portfolio - Class S
Voya Intermediate Bond Portfolio - Class I
Voya Balanced Income Portfolio - Service Class
Voya Global Perspectives® Portfolio - Class A
Voya Global Perspectives® Portfolio - Class I
Voya High Yield Portfolio - Institutional Class
Voya Inflation Protected Bond Plus Portfolio - Institutional Class
Voya Inflation Protected Bond Plus Portfolio - Service Class
Voya Large Cap Growth Portfolio - Institutional Class
Voya Large Cap Value Portfolio - Institutional Class
Voya Large Cap Value Portfolio - Service Class
Voya Retirement Conservative Portfolio - Adviser Class
Voya Retirement Growth Portfolio - Adviser Class

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Voya Retirement Moderate Growth Portfolio - Adviser Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Voya Retirement Moderate Portfolio - Adviser Class
Voya U.S. Stock Index Portfolio - Service Class
VY® CBRE Global Real Estate Portfolio - Institutional Class
VY® CBRE Global Real Estate Portfolio - Service Class
VY® CBRE Real Estate Portfolio - Service Class
VY® Invesco Growth and Income Portfolio - Service Class
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
VY® T. Rowe Price Equity Income Portfolio - Service Class
Voya Global Bond Portfolio - Initial Class
Voya Global Bond Portfolio - Service Class
Voya Global Insights Portfolio - Initial Class
Voya International High Dividend Low Volatility Portfolio - Initial Class
Voya Solution 2025 Portfolio - Service Class
Voya Solution 2035 Portfolio - Service Class
Voya Solution 2045 Portfolio - Service Class
Voya Solution 2055 Portfolio - Service Class
Voya Solution 2065 Portfolio - Service Class
Voya Solution Income Portfolio - Service Class
Voya Solution Moderately Aggressive Portfolio - Service Class
VY® American Century Small-Mid Cap Value Portfolio - Service Class
VY® Baron Growth Portfolio - Service Class
VY® Columbia Contrarian Core Portfolio - Service Class
VY® Columbia Small Cap Value II Portfolio - Service Class
VY® Invesco Comstock Portfolio - Service Class
VY® Invesco Equity and Income Portfolio - Initial Class
VY® JPMorgan Mid Cap Value Portfolio - Service Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Voya Strategic Allocation Conservative Portfolio - Class I
Voya Strategic Allocation Growth Portfolio - Class I
Voya Strategic Allocation Moderate Portfolio - Class I
Voya Growth and Income Portfolio - Class A
Voya Growth and Income Portfolio - Class I
Voya Emerging Markets Index Portfolio - Class I
Voya Global High Dividend Low Volatility Portfolio - Class I
Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Index Plus LargeCap Portfolio - Class I
Voya Index Plus MidCap Portfolio - Class I
Voya Index Plus SmallCap Portfolio - Class I
Voya International Index Portfolio - Class I

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Voya International Index Portfolio - Class S	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Russell™ Large Cap Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class S
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Russell™ Mid Cap Index Portfolio - Class I
Voya Russell™ Small Cap Index Portfolio - Class I
Voya Small Company Portfolio - Class I
Voya U.S. Bond Index Portfolio - Class I
Voya MidCap Opportunities Portfolio - Class I
Voya MidCap Opportunities Portfolio - Class S
Voya SmallCap Opportunities Portfolio - Class I
Voya SmallCap Opportunities Portfolio - Class S
Wanger Acorn
Wanger International
Voya Balanced Income Portfolio - Institutional Class	For the period from July 8, 2024 (commencement of operations) through December 31, 2024
Voya Solution Aggressive Portfolio - Initial Class
Voya Solution Balanced Portfolio - Initial Class
Voya Solution Conservative Portfolio - Initial Class

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	Invesco V.I. American Franchise Fund - Series I	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I	Invesco V.I. Global Fund - Series I	Invesco V.I. Main Street Fund® - Series I
Assets
Investments in mutual funds
at fair value	$1,084	$1,244	$123	$3	$250
Total assets	1,084	1,244	123	3	250
Net assets	$1,084	$1,244	$123	$3	$250

Net assets
Accumulation units	$991	$962	$—	$3	$—
Contracts in payout (annuitization)	93	282	123	—	250
Total net assets	$1,084	$1,244	$123	$3	$250

Total number of mutual fund shares	13,631	37,009	1,573	78	12,253

Cost of mutual fund shares	$806	$1,055	$92	$3	$215

	Invesco V.I. Main Street Small Cap Fund® - Series I	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth-Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	Calvert VP SRI Balanced Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$906	$2,559	$1,121	$337	$2,756
Total assets	906	2,559	1,121	337	2,756
Net assets	$906	$2,559	$1,121	$337	$2,756

Net assets
Accumulation units	$906	$2,559	$1,121	$337	$2,756
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$906	$2,559	$1,121	$337	$2,756

Total number of mutual fund shares	30,966	20,340	16,389	19,004	1,005,911

Cost of mutual fund shares	$785	$2,075	$917	$319	$2,400

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Assets
Investments in mutual funds
at fair value	$48	$164	$1,418	$720	$1,484
Total assets	48	164	1,418	720	1,484
Net assets	$48	$164	$1,418	$720	$1,484

Net assets
Accumulation units	$48	$161	$1,400	$720	$1,449
Contracts in payout (annuitization)	—	3	18	—	35
Total net assets	$48	$164	$1,418	$720	$1,484

Total number of mutual fund shares	5,291	164,122	249,617	36,646	145,621

Cost of mutual fund shares	$46	$164	$1,363	$569	$1,188

	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$9,790	$25,124	$49	$2,793	$38,817
Total assets	9,790	25,124	49	2,793	38,817
Net assets	$9,790	$25,124	$49	$2,793	$38,817

Net assets
Accumulation units	$9,790	$25,124	$—	$2,793	$38,817
Contracts in payout (annuitization)	—	—	49	—	—
Total net assets	$9,790	$25,124	$49	$2,793	$38,817

Total number of mutual fund shares	368,194	259,175	10,427	109,648	669,956

Cost of mutual fund shares	$8,862	$23,944	$48	$2,675	$29,102

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Franklin Small Cap Value VIP Fund - Class 2	Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC	PIMCO VIT Real Return Portfolio - Administrative Class
Assets
Investments in mutual funds
at fair value	$21,218	$203	$1,889	$1,623	$1,428
Total assets	21,218	203	1,889	1,623	1,428
Net assets	$21,218	$203	$1,889	$1,623	$1,428

Net assets
Accumulation units	$21,218	$203	$1,889	$1,623	$1,428
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$21,218	$203	$1,889	$1,623	$1,428

Total number of mutual fund shares	37,256	18,457	131,894	61,360	124,091

Cost of mutual fund shares	$8,870	$229	$1,738	$1,546	$1,447

	Pioneer High Yield VCT Portfolio - Class I	Voya Government Money Market Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Institutional Class	Voya Balanced Income Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$868	$30,848	$39,483	$30,854	$1,997
Total assets	868	30,848	39,483	30,854	1,997
Net assets	$868	$30,848	$39,483	$30,854	$1,997

Net assets
Accumulation units	$868	$30,250	$36,633	$19,061	$1,997
Contracts in payout (annuitization)	—	598	2,850	11,793	—
Total net assets	$868	$30,848	$39,483	$30,854	$1,997

Total number of mutual fund shares	101,820	30,847,749	3,676,215	3,033,809	197,362

Cost of mutual fund shares	$888	$30,848	$44,173	$30,128	$2,010

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	Voya Global Perspectives® Portfolio - Class A	Voya Global Perspectives® Portfolio - Class I	Voya High Yield Portfolio - Institutional Class	Voya Inflation Protected Bond Plus Portfolio - Institutional Class	Voya Inflation Protected Bond Plus Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$159	$513	$8,756	$41	$1,623
Total assets	159	513	8,756	41	1,623
Net assets	$159	$513	$8,756	$41	$1,623

Net assets
Accumulation units	$159	$513	$7,865	$41	$1,623
Contracts in payout (annuitization)	—	—	891	—	—
Total net assets	$159	$513	$8,756	$41	$1,623

Total number of mutual fund shares	18,213	58,138	1,006,381	4,492	181,150

Cost of mutual fund shares	$193	$577	$9,289	$43	$1,818

	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$142,226	$6,755	$2,459	$2,226	$2,033
Total assets	142,226	6,755	2,459	2,226	2,033
Net assets	$142,226	$6,755	$2,459	$2,226	$2,033

Net assets
Accumulation units	$136,449	$6,755	$2,459	$2,226	$2,033
Contracts in payout (annuitization)	5,777	—	—	—	—
Total net assets	$142,226	$6,755	$2,459	$2,226	$2,033

Total number of mutual fund shares	7,746,526	1,063,726	413,247	282,493	169,559

Cost of mutual fund shares	$109,852	$5,878	$2,141	$2,447	$2,094

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® CBRE Global Real Estate Portfolio - Institutional Class	VY® CBRE Global Real Estate Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$1,588	$1,815	$678	$1,183	$417
Total assets	1,588	1,815	678	1,183	417
Net assets	$1,588	$1,815	$678	$1,183	$417

Net assets
Accumulation units	$1,588	$1,815	$678	$1,183	$417
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$1,588	$1,815	$678	$1,183	$417

Total number of mutual fund shares	146,088	183,368	33,990	118,302	41,848

Cost of mutual fund shares	$1,631	$2,007	$584	$1,274	$465

	VY® CBRE Real Estate Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$3,116	$1,702	$802	$7,172	$2,476
Total assets	3,116	1,702	802	7,172	2,476
Net assets	$3,116	$1,702	$802	$7,172	$2,476

Net assets
Accumulation units	$3,116	$1,702	$802	$7,172	$2,476
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$3,116	$1,702	$802	$7,172	$2,476

Total number of mutual fund shares	109,094	75,428	63,131	574,645	154,751

Cost of mutual fund shares	$3,429	$1,684	$1,015	$9,769	$2,384

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	Voya Global Bond Portfolio - Initial Class	Voya Global Bond Portfolio - Service Class	Voya Global Insights Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$61,792	$2,529	$5,608	$11	$50,502
Total assets	61,792	2,529	5,608	11	50,502
Net assets	$61,792	$2,529	$5,608	$11	$50,502

Net assets
Accumulation units	$61,792	$2,529	$5,071	$—	$49,213
Contracts in payout (annuitization)	—	—	537	11	1,289
Total net assets	$61,792	$2,529	$5,608	$11	$50,502

Total number of mutual fund shares	2,185,762	236,594	705,434	1,361	5,384,007

Cost of mutual fund shares	$60,101	$2,356	$7,035	$11	$73,032

	Voya International High Dividend Low Volatility Portfolio - Initial Class	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$5,600	$3,621	$8,926	$10,064	$754
Total assets	5,600	3,621	8,926	10,064	754
Net assets	$5,600	$3,621	$8,926	$10,064	$754

Net assets
Accumulation units	$5,351	$3,621	$8,926	$10,064	$754
Contracts in payout (annuitization)	249	—	—	—	—
Total net assets	$5,600	$3,621	$8,926	$10,064	$754

Total number of mutual fund shares	551,157	369,540	849,324	958,518	60,632

Cost of mutual fund shares	$5,577	$3,827	$8,822	$9,884	$693

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	Voya Solution 2065 Portfolio - Service Class	Voya Solution Aggressive Portfolio - Initial Class	Voya Solution Balanced Portfolio - Initial Class	Voya Solution Conservative Portfolio - Initial Class	Voya Solution Income Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$297	$6,342	$5,259	$3,043	$1,923
Total assets	297	6,342	5,259	3,043	1,923
Net assets	$297	$6,342	$5,259	$3,043	$1,923

Net assets
Accumulation units	$297	$5,802	$4,418	$2,517	$1,923
Contracts in payout (annuitization)	—	540	841	526	—
Total net assets	$297	$6,342	$5,259	$3,043	$1,923

Total number of mutual fund shares	26,604	423,083	534,437	296,272	184,538

Cost of mutual fund shares	$283	$6,147	$5,132	$2,986	$2,164

	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class	VY® Columbia Contrarian Core Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$196	$2,179	$3,513	$1,510	$777
Total assets	196	2,179	3,513	1,510	777
Net assets	$196	$2,179	$3,513	$1,510	$777

Net assets
Accumulation units	$196	$2,179	$3,513	$1,510	$777
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$196	$2,179	$3,513	$1,510	$777

Total number of mutual fund shares	15,870	193,180	149,215	93,983	46,164

Cost of mutual fund shares	$195	$2,356	$3,627	$1,404	$745

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	VY® Invesco Comstock Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$1,429	$38,280	$2,068	$43,994	$17,467
Total assets	1,429	38,280	2,068	43,994	17,467
Net assets	$1,429	$38,280	$2,068	$43,994	$17,467

Net assets
Accumulation units	$1,429	$38,280	$2,068	$43,994	$15,093
Contracts in payout (annuitization)	—	—	—	—	2,374
Total net assets	$1,429	$38,280	$2,068	$43,994	$17,467

Total number of mutual fund shares	68,909	909,041	130,333	3,849,015	176,030

Cost of mutual fund shares	$1,449	$39,556	$2,087	$40,342	$14,519

	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I	Voya Emerging Markets Index Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$1,597	$241,706	$501	$1,332	$805
Total assets	1,597	241,706	501	1,332	805
Net assets	$1,597	$241,706	$501	$1,332	$805

Net assets
Accumulation units	$—	$174,148	$501	$1,332	$805
Contracts in payout (annuitization)	1,597	67,558	—	—	—
Total net assets	$1,597	$241,706	$501	$1,332	$805

Total number of mutual fund shares	80,439	11,564,888	50,538	114,220	68,639

Cost of mutual fund shares	$1,563	$248,087	$558	$1,227	$696

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya International Index Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$73,040	$6,366	$2,896	$9,556	$39
Total assets	73,040	6,366	2,896	9,556	39
Net assets	$73,040	$6,366	$2,896	$9,556	$39

Net assets
Accumulation units	$58,358	$6,366	$2,896	$8,710	$39
Contracts in payout (annuitization)	14,682	—	—	846	—
Total net assets	$73,040	$6,366	$2,896	$9,556	$39

Total number of mutual fund shares	2,416,133	299,150	127,111	859,319	3,495

Cost of mutual fund shares	$57,415	$5,654	$2,536	$8,394	$35

	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$77,403	$29,770	$28,527	$808	$2,422
Total assets	77,403	29,770	28,527	808	2,422
Net assets	$77,403	$29,770	$28,527	$808	$2,422

Net assets
Accumulation units	$74,588	$26,659	$28,527	$808	$2,422
Contracts in payout (annuitization)	2,815	3,111	—	—	—
Total net assets	$77,403	$29,770	$28,527	$808	$2,422

Total number of mutual fund shares	942,668	707,293	904,759	25,907	51,362

Cost of mutual fund shares	$42,821	$17,984	$19,562	$534	$1,882

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	Voya Russell™ Mid Cap Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I	Voya U.S. Bond Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$2,266	$4,430	$14,346	$1,101	$16,092
Total assets	2,266	4,430	14,346	1,101	16,092
Net assets	$2,266	$4,430	$14,346	$1,101	$16,092

Net assets
Accumulation units	$2,266	$4,430	$11,995	$1,101	$14,702
Contracts in payout (annuitization)	—	—	2,351	—	1,390
Total net assets	$2,266	$4,430	$14,346	$1,101	$16,092

Total number of mutual fund shares	197,223	312,881	894,972	123,158	2,727,512

Cost of mutual fund shares	$2,172	$4,274	$14,142	$1,163	$12,120

	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S	Wanger Acorn	Wanger International
Assets
Investments in mutual funds
at fair value	$3,006	$2,326	$1,749	$2,439	$1,195
Total assets	3,006	2,326	1,749	2,439	1,195
Net assets	$3,006	$2,326	$1,749	$2,439	$1,195

Net assets
Accumulation units	$3,006	$2,326	$1,749	$2,439	$1,195
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$3,006	$2,326	$1,749	$2,439	$1,195

Total number of mutual fund shares	734,877	99,683	86,618	160,271	64,792

Cost of mutual fund shares	$2,245	$2,079	$1,663	$1,928	$1,424

Note: The Statements of Assets and Liabilities were zero as of December 31, 2024 for the closed subaccounts listed in the Organization Note.

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	Invesco V.I. American Franchise Fund - Series I	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I	Invesco V.I. Global Fund - Series I	Invesco V.I. Main Street Fund® - Series I
Net investment income (loss)
Investment income:
Dividends	$—	$8	$—	$—	$—
Expenses:
Mortality and expense risk charges	8	13	1	—	3
Net investment income (loss)	(8)	(5)	(1)	—	(3)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	16	30	2	—	6
Capital gains distributions	—	101	—	—	24
Total realized gain (loss) on investments
and capital gains distributions	16	131	2	—	30
Net unrealized appreciation
(depreciation) of investments	263	159	23	—	22
Net realized and unrealized gain (loss)
on investments	279	290	25	—	52
Net increase (decrease) in net assets
resulting from operations	$271	$285	$24	$—	$49

	Invesco V.I. Main Street Small Cap Fund® - Series I	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth-Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	Calvert VP SRI Balanced Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$—	$8	$12	$4	$46
Expenses:
Mortality and expense risk charges	7	13	1	—	24
Net investment income (loss)	(7)	(5)	11	4	22

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	9	250	72	4	129
Capital gains distributions	32	54	49	—	47
Total realized gain (loss) on investments
and capital gains distributions	41	304	121	4	176
Net unrealized appreciation
(depreciation) of investments	60	373	100	13	261
Net realized and unrealized gain (loss)
on investments	101	677	221	17	437
Net increase (decrease) in net assets
resulting from operations	$94	$672	$232	$21	$459

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Net investment income (loss)
Investment income:
Dividends	$2	$8	$67	$6	$35
Expenses:
Mortality and expense risk charges	1	2	14	10	21
Net investment income (loss)	1	6	53	(4)	14

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	—	6	3	43
Capital gains distributions	—	—	—	18	—
Total realized gain (loss) on investments
and capital gains distributions	—	—	6	21	43
Net unrealized appreciation
(depreciation) of investments	(2)	—	11	79	145
Net realized and unrealized gain (loss)
on investments	(2)	—	17	100	188
Net increase (decrease) in net assets
resulting from operations	$(1)	$6	$70	$96	$202

	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$173	$—	$3	$48	$69
Expenses:
Mortality and expense risk charges	103	226	1	24	330
Net investment income (loss)	70	(226)	2	24	(261)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	354	1,070	2	105	1,737
Capital gains distributions	566	5,282	—	132	4,368
Total realized gain (loss) on investments
and capital gains distributions	920	6,352	2	237	6,105
Net unrealized appreciation
(depreciation) of investments	371	(101)	2	(137)	4,122
Net realized and unrealized gain (loss)
on investments	1,291	6,251	4	100	10,227
Net increase (decrease) in net assets
resulting from operations	$1,361	$6,025	$6	$124	$9,966

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Franklin Small Cap Value VIP Fund - Class 2	Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC	PIMCO VIT Real Return Portfolio - Administrative Class
Net investment income (loss)
Investment income:
Dividends	$258	$7	$17	$7	$56
Expenses:
Mortality and expense risk charges	281	3	15	11	13
Net investment income (loss)	(23)	4	2	(4)	43

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,408	(1)	2	9	—
Capital gains distributions	12	—	42	165	—
Total realized gain (loss) on investments
and capital gains distributions	1,420	(1)	44	174	—
Net unrealized appreciation
(depreciation) of investments	2,755	(3)	143	26	8
Net realized and unrealized gain (loss)
on investments	4,175	(4)	187	200	8
Net increase (decrease) in net assets
resulting from operations	$4,152	$—	$189	$196	$51

	Pioneer High Yield VCT Portfolio - Class I	Voya Balanced Portfolio - Class I	Voya Government Money Market Portfolio - Class I	Voya Government Money Market Portfolio - Class S	Voya Intermediate Bond Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$54	$1,003	$1,453	$1	$1,925
Expenses:
Mortality and expense risk charges	8	208	310	—	482
Net investment income (loss)	46	795	1,143	1	1,443

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(38)	720	—	—	(1,537)
Capital gains distributions	—	3,750	13	—	—
Total realized gain (loss) on investments
and capital gains distributions	(38)	4,470	13	—	(1,537)
Net unrealized appreciation
(depreciation) of investments	63	(2,588)	—	—	739
Net realized and unrealized gain (loss)
on investments	25	1,882	13	—	(798)
Net increase (decrease) in net assets
resulting from operations	$71	$2,677	$1,156	$1	$645

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	Voya Balanced Income Portfolio - Institutional Class	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A	Voya Global Perspectives® Portfolio - Class I	Voya High Yield Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$464	$27	$5	$18	$600
Expenses:
Mortality and expense risk charges	182	27	2	2	98
Net investment income (loss)	282	—	3	16	502

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	53	(60)	(3)	(27)	(211)
Capital gains distributions	—	—	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	53	(60)	(3)	(27)	(211)
Net unrealized appreciation
(depreciation) of investments	726	321	9	48	252
Net realized and unrealized gain (loss)
on investments	779	261	6	21	41
Net increase (decrease) in net assets
resulting from operations	$1,061	$261	$9	$37	$543

	Voya Inflation Protected Bond Plus Portfolio - Institutional Class	Voya Inflation Protected Bond Plus Portfolio - Service Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$2	$66	$—	$113	$41
Expenses:
Mortality and expense risk charges	—	23	1,645	59	29
Net investment income (loss)	2	43	(1,645)	54	12

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	(62)	(1,076)	(730)	(463)
Capital gains distributions	—	—	—	333	124
Total realized gain (loss) on investments
and capital gains distributions	—	(62)	(1,076)	(397)	(339)
Net unrealized appreciation
(depreciation) of investments	(1)	33	40,329	1,355	669
Net realized and unrealized gain (loss)
on investments	(1)	(29)	39,253	958	330
Net increase (decrease) in net assets
resulting from operations	$1	$14	$37,608	$1,012	$342

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$71	$46	$34	$56	$7
Expenses:
Mortality and expense risk charges	28	28	25	24	8
Net investment income (loss)	43	18	9	32	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(77)	(73)	(119)	(64)	12
Capital gains distributions	36	136	76	53	51
Total realized gain (loss) on investments
and capital gains distributions	(41)	63	(43)	(11)	63
Net unrealized appreciation
(depreciation) of investments	98	193	249	107	73
Net realized and unrealized gain (loss)
on investments	57	256	206	96	136
Net increase (decrease) in net assets
resulting from operations	$100	$274	$215	$128	$135

	VY® CBRE Global Real Estate Portfolio - Institutional Class	VY® CBRE Global Real Estate Portfolio - Service Class	VY® CBRE Real Estate Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$36	$12	$76	$21	$9
Expenses:
Mortality and expense risk charges	8	5	12	12	12
Net investment income (loss)	28	7	64	9	(3)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(17)	(2)	(69)	59	(70)
Capital gains distributions	—	—	—	167	—
Total realized gain (loss) on investments
and capital gains distributions	(17)	(2)	(69)	226	(70)
Net unrealized appreciation
(depreciation) of investments	(20)	(10)	118	(11)	81
Net realized and unrealized gain (loss)
on investments	(37)	(12)	49	215	11
Net increase (decrease) in net assets
resulting from operations	$(9)	$(5)	$113	$224	$8

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	Voya Global Bond Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$60	$7	$1,547	$44	$260
Expenses:
Mortality and expense risk charges	47	16	434	23	72
Net investment income (loss)	13	(9)	1,113	21	188

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(364)	(22)	391	24	(387)
Capital gains distributions	—	—	755	115	—
Total realized gain (loss) on investments
and capital gains distributions	(364)	(22)	1,146	139	(387)
Net unrealized appreciation
(depreciation) of investments	451	248	4,667	84	61
Net realized and unrealized gain (loss)
on investments	87	226	5,813	223	(326)
Net increase (decrease) in net assets
resulting from operations	$100	$217	$6,926	$244	$(138)

	Voya Global Bond Portfolio - Service Class	Voya Global Insights Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$—	$—	$270	$109	$187
Expenses:
Mortality and expense risk charges	—	607	64	43	93
Net investment income (loss)	—	(607)	206	66	94

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	(2,845)	(31)	(235)	(533)
Capital gains distributions	—	29,498	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	—	26,653	(31)	(235)	(533)
Net unrealized appreciation
(depreciation) of investments	(1)	(22,027)	164	541	1,692
Net realized and unrealized gain (loss)
on investments	(1)	4,626	133	306	1,159
Net increase (decrease) in net assets
resulting from operations	$(1)	$4,019	$339	$372	$1,253

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Service Class	Voya Solution 2065 Portfolio - Service Class	Voya Solution Aggressive Portfolio - Initial Class	Voya Solution Balanced Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$154	$8	$5	$15	$27
Expenses:
Mortality and expense risk charges	87	5	2	35	30
Net investment income (loss)	67	3	3	(20)	(3)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(223)	(30)	—	9	5
Capital gains distributions	—	2	20	19	—
Total realized gain (loss) on investments
and capital gains distributions	(223)	(28)	20	28	5
Net unrealized appreciation
(depreciation) of investments	1,559	109	—	195	127
Net realized and unrealized gain (loss)
on investments	1,336	81	20	223	132
Net increase (decrease) in net assets
resulting from operations	$1,403	$84	$23	$203	$129

	Voya Solution Conservative Portfolio - Initial Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$13	$54	$3	$29	$—
Expenses:
Mortality and expense risk charges	19	17	3	11	26
Net investment income (loss)	(6)	37	—	18	(26)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	7	(59)	—	(4)	176
Capital gains distributions	—	—	2	61	166
Total realized gain (loss) on investments
and capital gains distributions	7	(59)	2	57	342
Net unrealized appreciation
(depreciation) of investments	56	124	22	65	(163)
Net realized and unrealized gain (loss)
on investments	63	65	24	122	179
Net increase (decrease) in net assets
resulting from operations	$57	$102	$24	$140	$153

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	VY® Columbia Contrarian Core Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Comstock Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$4	$12	$22	$1,289	$17
Expenses:
Mortality and expense risk charges	9	5	12	467	18
Net investment income (loss)	(5)	7	10	822	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(4)	5	14	(218)	61
Capital gains distributions	27	61	137	2,640	98
Total realized gain (loss) on investments
and capital gains distributions	23	66	151	2,422	159
Net unrealized appreciation
(depreciation) of investments	263	(5)	17	775	103
Net realized and unrealized gain (loss)
on investments	286	61	168	3,197	262
Net increase (decrease) in net assets
resulting from operations	$281	$68	$178	$4,019	$261

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$—	$—	$133	$110	$130
Expenses:
Mortality and expense risk charges	482	147	22	38	34
Net investment income (loss)	(482)	(147)	111	72	96

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(439)	(327)	(137)	413	283
Capital gains distributions	4,263	1,588	37	107	52
Total realized gain (loss) on investments
and capital gains distributions	3,824	1,261	(100)	520	335
Net unrealized appreciation
(depreciation) of investments	5,364	3,061	172	57	23
Net realized and unrealized gain (loss)
on investments	9,188	4,322	72	577	358
Net increase (decrease) in net assets
resulting from operations	$8,706	$4,175	$183	$649	$454

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I	Voya Emerging Markets Index Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class S
Net investment income (loss)
Investment income:
Dividends	$7	$2,012	$25	$39	$21
Expenses:
Mortality and expense risk charges	20	2,691	3	12	10
Net investment income (loss)	(13)	(679)	22	27	11

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	19	(655)	(1)	24	18
Capital gains distributions	217	30,969	—	47	27
Total realized gain (loss) on investments
and capital gains distributions	236	30,314	(1)	71	45
Net unrealized appreciation
(depreciation) of investments	90	17,767	1	70	33
Net realized and unrealized gain (loss)
on investments	326	48,081	—	141	78
Net increase (decrease) in net assets
resulting from operations	$313	$47,402	$22	$168	$89

	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya International Index Portfolio - Class S
Net investment income (loss)
Investment income:
Dividends	$596	$65	$36	$292	$1
Expenses:
Mortality and expense risk charges	801	47	25	112	—
Net investment income (loss)	(205)	18	11	180	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,378	(52)	(49)	143	—
Capital gains distributions	3,172	198	95	—	—
Total realized gain (loss) on investments
and capital gains distributions	4,550	146	46	143	—
Net unrealized appreciation
(depreciation) of investments	10,272	658	166	(99)	—
Net realized and unrealized gain (loss)
on investments	14,822	804	212	44	—
Net increase (decrease) in net assets
resulting from operations	$14,617	$822	$223	$224	$1

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Net investment income (loss)
Investment income:
Dividends	$293	$287	$599	$14	$4
Expenses:
Mortality and expense risk charges	912	287	360	11	26
Net investment income (loss)	(619)	—	239	3	(22)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	4,954	1,242	1,434	22	53
Capital gains distributions	2,569	—	472	13	—
Total realized gain (loss) on investments
and capital gains distributions	7,523	1,242	1,906	35	53
Net unrealized appreciation
(depreciation) of investments	13,592	4,894	1,552	59	396
Net realized and unrealized gain (loss)
on investments	21,115	6,136	3,458	94	449
Net increase (decrease) in net assets
resulting from operations	$20,496	$6,136	$3,697	$97	$427

	Voya Russell™ Mid Cap Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I	Voya U.S. Bond Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$28	$53	$124	$47	$—
Expenses:
Mortality and expense risk charges	15	41	163	8	166
Net investment income (loss)	13	12	(39)	39	(166)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(35)	106	(220)	(67)	(1,304)
Capital gains distributions	204	269	415	—	—
Total realized gain (loss) on investments
and capital gains distributions	169	375	195	(67)	(1,304)
Net unrealized appreciation
(depreciation) of investments	118	25	1,111	23	3,656
Net realized and unrealized gain (loss)
on investments	287	400	1,306	(44)	2,352
Net increase (decrease) in net assets
resulting from operations	$300	$412	$1,267	$(5)	$2,186

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S	Wanger Acorn	Wanger International
Net investment income (loss)
Investment income:
Dividends	$—	$16	$9	$—	$18
Expenses:
Mortality and expense risk charges	37	9	21	12	7
Net investment income (loss)	(37)	7	(12)	(12)	11

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(356)	(11)	(22)	(63)	(24)
Capital gains distributions	—	—	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	(356)	(11)	(22)	(63)	(24)
Net unrealized appreciation
(depreciation) of investments	787	386	294	400	(103)
Net realized and unrealized gain (loss)
on investments	431	375	272	337	(127)
Net increase (decrease) in net assets
resulting from operations	$394	$382	$260	$325	$(116)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Invesco V.I. American Franchise Fund - Series I	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I	Invesco V.I. Global Fund - Series I	Invesco V.I. Main Street Fund® - Series I
Net assets at January 1, 2023	$642	$1,065	$104	$2	$217

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	(3)	(1)	—	(1)
Total realized gain (loss) on investments
and capital gains distributions	(135)	(58)	(30)	—	(58)
Net unrealized appreciation
(depreciation) of investments	382	296	43	—	104
Net increase (decrease) in net assets
resulting from operations	240	235	12	—	45
Changes from principal transactions:
Total unit transactions	(129)	(5)	(8)	1	(25)
Increase (decrease) in net assets
derived from principal transactions	(129)	(5)	(8)	1	(25)
Total increase (decrease) in net assets	111	230	4	1	20
Net assets at December 31, 2023	753	1,295	108	3	237

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(8)	(5)	(1)	—	(3)
Total realized gain (loss) on investments
and capital gains distributions	16	131	2	—	30
Net unrealized appreciation
(depreciation) of investments	263	159	23	—	22
Net increase (decrease) in net assets
resulting from operations	271	285	24	—	49
Changes from principal transactions:
Total unit transactions	60	(336)	(9)	—	(36)
Increase (decrease) in net assets
derived from principal transactions	60	(336)	(9)	—	(36)
Total increase (decrease) in net assets	331	(51)	15	—	13
Net assets at December 31, 2024	$1,084	$1,244	$123	$3	$250

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Invesco V.I. Main Street Small Cap Fund® - Series I	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth-Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	Calvert VP SRI Balanced Portfolio - Class I
Net assets at January 1, 2023	$426	$1,824	$707	$157	$2,539

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(1)	11	5	22
Total realized gain (loss) on investments
and capital gains distributions	(2)	187	41	—	52
Net unrealized appreciation
(depreciation) of investments	74	522	141	38	320
Net increase (decrease) in net assets
resulting from operations	73	708	193	43	394
Changes from principal transactions:
Total unit transactions	60	(107)	91	212	(441)
Increase (decrease) in net assets
derived from principal transactions	60	(107)	91	212	(441)
Total increase (decrease) in net assets	133	601	284	255	(47)
Net assets at December 31, 2023	559	2,425	991	412	2,492

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	(5)	11	4	22
Total realized gain (loss) on investments
and capital gains distributions	41	304	121	4	176
Net unrealized appreciation
(depreciation) of investments	60	373	100	13	261
Net increase (decrease) in net assets
resulting from operations	94	672	232	21	459
Changes from principal transactions:
Total unit transactions	253	(538)	(102)	(96)	(195)
Increase (decrease) in net assets
derived from principal transactions	253	(538)	(102)	(96)	(195)
Total increase (decrease) in net assets	347	134	130	(75)	264
Net assets at December 31, 2024	$906	$2,559	$1,121	$337	$2,756

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Net assets at January 1, 2023	$82	$206	$1,009	$711	$1,634

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	5	49	(9)	10
Total realized gain (loss) on investments
and capital gains distributions	(18)	1	(146)	(88)	(370)
Net unrealized appreciation
(depreciation) of investments	18	—	210	182	465
Net increase (decrease) in net assets
resulting from operations	1	6	113	85	105
Changes from principal transactions:
Total unit transactions	(32)	(41)	(27)	(166)	(220)
Increase (decrease) in net assets
derived from principal transactions	(32)	(41)	(27)	(166)	(220)
Total increase (decrease) in net assets	(31)	(35)	86	(81)	(115)
Net assets at December 31, 2023	51	171	1,095	630	1,519

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	6	53	(4)	14
Total realized gain (loss) on investments
and capital gains distributions	—	—	6	21	43
Net unrealized appreciation
(depreciation) of investments	(2)	—	11	79	145
Net increase (decrease) in net assets
resulting from operations	(1)	6	70	96	202
Changes from principal transactions:
Total unit transactions	(2)	(13)	253	(6)	(237)
Increase (decrease) in net assets
derived from principal transactions	(2)	(13)	253	(6)	(237)
Total increase (decrease) in net assets	(3)	(7)	323	90	(35)
Net assets at December 31, 2024	$48	$164	$1,418	$720	$1,484

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class
Net assets at January 1, 2023	$9,914	$17,532	$121	$2,397	$25,107

Increase (decrease) in net assets
Operations:
Net investment income (loss)	83	(151)	6	7	(116)
Total realized gain (loss) on investments
and capital gains distributions	586	2,185	1	39	2,876
Net unrealized appreciation
(depreciation) of investments	196	3,762	5	442	4,989
Net increase (decrease) in net assets
resulting from operations	865	5,796	12	488	7,749
Changes from principal transactions:
Total unit transactions	(845)	(2,464)	(12)	29	(1,833)
Increase (decrease) in net assets
derived from principal transactions	(845)	(2,464)	(12)	29	(1,833)
Total increase (decrease) in net assets	20	3,332	—	517	5,916
Net assets at December 31, 2023	9,934	20,864	121	2,914	31,023

Increase (decrease) in net assets
Operations:
Net investment income (loss)	70	(226)	2	24	(261)
Total realized gain (loss) on investments
and capital gains distributions	920	6,352	2	237	6,105
Net unrealized appreciation
(depreciation) of investments	371	(101)	2	(137)	4,122
Net increase (decrease) in net assets
resulting from operations	1,361	6,025	6	124	9,966
Changes from principal transactions:
Total unit transactions	(1,505)	(1,765)	(78)	(245)	(2,172)
Increase (decrease) in net assets
derived from principal transactions	(1,505)	(1,765)	(78)	(245)	(2,172)
Total increase (decrease) in net assets	(144)	4,260	(72)	(121)	7,794
Net assets at December 31, 2024	$9,790	$25,124	$49	$2,793	$38,817

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Franklin Small Cap Value VIP Fund - Class 2	Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC	PIMCO VIT Real Return Portfolio - Administrative Class
Net assets at January 1, 2023	$17,283	$301	$1,793	$1,056	$2,736

Increase (decrease) in net assets
Operations:
Net investment income (loss)	12	4	(6)	(4)	57
Total realized gain (loss) on investments
and capital gains distributions	1,564	(18)	73	40	(501)
Net unrealized appreciation
(depreciation) of investments	2,351	25	128	124	402
Net increase (decrease) in net assets
resulting from operations	3,927	11	195	160	(42)
Changes from principal transactions:
Total unit transactions	(2,183)	(105)	(205)	199	(335)
Increase (decrease) in net assets
derived from principal transactions	(2,183)	(105)	(205)	199	(335)
Total increase (decrease) in net assets	1,744	(94)	(10)	359	(377)
Net assets at December 31, 2023	19,027	207	1,783	1,415	2,359

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(23)	4	2	(4)	43
Total realized gain (loss) on investments
and capital gains distributions	1,420	(1)	44	174	—
Net unrealized appreciation
(depreciation) of investments	2,755	(3)	143	26	8
Net increase (decrease) in net assets
resulting from operations	4,152	—	189	196	51
Changes from principal transactions:
Total unit transactions	(1,961)	(4)	(83)	12	(982)
Increase (decrease) in net assets
derived from principal transactions	(1,961)	(4)	(83)	12	(982)
Total increase (decrease) in net assets	2,191	(4)	106	208	(931)
Net assets at December 31, 2024	$21,218	$203	$1,889	$1,623	$1,428

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Pioneer High Yield VCT Portfolio - Class I	Voya Balanced Portfolio - Class I	Voya Government Money Market Portfolio - Class I	Voya Government Money Market Portfolio - Class S	Voya Intermediate Bond Portfolio - Class I
Net assets at January 1, 2023	$921	$32,697	$26,550	$47	$46,832

Increase (decrease) in net assets
Operations:
Net investment income (loss)	41	193	973	2	1,333
Total realized gain (loss) on investments
and capital gains distributions	(23)	(1,694)	—	—	(3,209)
Net unrealized appreciation
(depreciation) of investments	71	5,872	—	—	4,502
Net increase (decrease) in net assets
resulting from operations	89	4,371	973	2	2,626
Changes from principal transactions:
Total unit transactions	(45)	(4,495)	4,941	1,326	(4,853)
Increase (decrease) in net assets
derived from principal transactions	(45)	(4,495)	4,941	1,326	(4,853)
Total increase (decrease) in net assets	44	(124)	5,914	1,328	(2,227)
Net assets at December 31, 2023	965	32,573	32,464	1,375	44,605

Increase (decrease) in net assets
Operations:
Net investment income (loss)	46	795	1,143	1	1,443
Total realized gain (loss) on investments
and capital gains distributions	(38)	4,470	13	—	(1,537)
Net unrealized appreciation
(depreciation) of investments	63	(2,588)	—	—	739
Net increase (decrease) in net assets
resulting from operations	71	2,677	1,156	1	645
Changes from principal transactions:
Total unit transactions	(168)	(35,250)	(2,772)	(1,376)	(5,767)
Increase (decrease) in net assets
derived from principal transactions	(168)	(35,250)	(2,772)	(1,376)	(5,767)
Total increase (decrease) in net assets	(97)	(32,573)	(1,616)	(1,375)	(5,122)
Net assets at December 31, 2024	$868	$—	$30,848	$—	$39,483

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Balanced Income Portfolio - Institutional Class	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A	Voya Global Perspectives® Portfolio - Class I	Voya High Yield Portfolio - Institutional Class
Net assets at January 1, 2023	$—	$2,446	$169	$671	$9,232

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	40	8	28	498
Total realized gain (loss) on investments
and capital gains distributions	—	(72)	3	(39)	(405)
Net unrealized appreciation
(depreciation) of investments	—	263	4	67	855
Net increase (decrease) in net assets
resulting from operations	—	231	15	56	948
Changes from principal transactions:
Total unit transactions	—	(264)	(28)	(240)	(1,051)
Increase (decrease) in net assets
derived from principal transactions	—	(264)	(28)	(240)	(1,051)
Total increase (decrease) in net assets	—	(33)	(13)	(184)	(103)
Net assets at December 31, 2023	—	2,413	156	487	9,129

Increase (decrease) in net assets
Operations:
Net investment income (loss)	282	—	3	16	502
Total realized gain (loss) on investments
and capital gains distributions	53	(60)	(3)	(27)	(211)
Net unrealized appreciation
(depreciation) of investments	726	321	9	48	252
Net increase (decrease) in net assets
resulting from operations	1,061	261	9	37	543
Changes from principal transactions:
Total unit transactions	29,793	(677)	(6)	(11)	(916)
Increase (decrease) in net assets
derived from principal transactions	29,793	(677)	(6)	(11)	(916)
Total increase (decrease) in net assets	30,854	(416)	3	26	(373)
Net assets at December 31, 2024	$30,854	$1,997	$159	$513	$8,756

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Inflation Protected Bond Plus Portfolio - Institutional Class	Voya Inflation Protected Bond Plus Portfolio - Service Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class
Net assets at January 1, 2023	$153	$2,345	$96,012	$6,362	$2,504

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	44	(1,334)	31	13
Total realized gain (loss) on investments
and capital gains distributions	(9)	(78)	(14,664)	(1,103)	(371)
Net unrealized appreciation
(depreciation) of investments	10	95	49,004	1,832	643
Net increase (decrease) in net assets
resulting from operations	6	61	33,006	760	285
Changes from principal transactions:
Total unit transactions	(120)	(400)	(10,957)	(607)	(188)
Increase (decrease) in net assets
derived from principal transactions	(120)	(400)	(10,957)	(607)	(188)
Total increase (decrease) in net assets	(114)	(339)	22,049	153	97
Net assets at December 31, 2023	39	2,006	118,061	6,515	2,601

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	43	(1,645)	54	12
Total realized gain (loss) on investments
and capital gains distributions	—	(62)	(1,076)	(397)	(339)
Net unrealized appreciation
(depreciation) of investments	(1)	33	40,329	1,355	669
Net increase (decrease) in net assets
resulting from operations	1	14	37,608	1,012	342
Changes from principal transactions:
Total unit transactions	1	(397)	(13,443)	(772)	(484)
Increase (decrease) in net assets
derived from principal transactions	1	(397)	(13,443)	(772)	(484)
Total increase (decrease) in net assets	2	(383)	24,165	240	(142)
Net assets at December 31, 2024	$41	$1,623	$142,226	$6,755	$2,459
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class
Net assets at January 1, 2023	$3,031	$2,111	$2,272	$2,089	$976

Increase (decrease) in net assets
Operations:
Net investment income (loss)	17	4	3	8	(3)
Total realized gain (loss) on investments
and capital gains distributions	(109)	130	107	36	85
Net unrealized appreciation
(depreciation) of investments	290	193	191	149	103
Net increase (decrease) in net assets
resulting from operations	198	327	301	193	185
Changes from principal transactions:
Total unit transactions	(773)	(185)	(277)	(233)	(516)
Increase (decrease) in net assets
derived from principal transactions	(773)	(185)	(277)	(233)	(516)
Total increase (decrease) in net assets	(575)	142	24	(40)	(331)
Net assets at December 31, 2023	2,456	2,253	2,296	2,049	645

Increase (decrease) in net assets
Operations:
Net investment income (loss)	43	18	9	32	(1)
Total realized gain (loss) on investments
and capital gains distributions	(41)	63	(43)	(11)	63
Net unrealized appreciation
(depreciation) of investments	98	193	249	107	73
Net increase (decrease) in net assets
resulting from operations	100	274	215	128	135
Changes from principal transactions:
Total unit transactions	(330)	(494)	(923)	(362)	(102)
Increase (decrease) in net assets
derived from principal transactions	(330)	(494)	(923)	(362)	(102)
Total increase (decrease) in net assets	(230)	(220)	(708)	(234)	33
Net assets at December 31, 2024	$2,226	$2,033	$1,588	$1,815	$678

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	VY® CBRE Global Real Estate Portfolio - Institutional Class	VY® CBRE Global Real Estate Portfolio - Service Class	VY® CBRE Real Estate Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
Net assets at January 1, 2023	$1,403	$360	$2,823	$1,439	$870

Increase (decrease) in net assets
Operations:
Net investment income (loss)	15	2	61	13	5
Total realized gain (loss) on investments
and capital gains distributions	(84)	(2)	64	73	(32)
Net unrealized appreciation
(depreciation) of investments	212	41	249	71	73
Net increase (decrease) in net assets
resulting from operations	143	41	374	157	46
Changes from principal transactions:
Total unit transactions	(301)	28	(83)	(137)	(35)
Increase (decrease) in net assets
derived from principal transactions	(301)	28	(83)	(137)	(35)
Total increase (decrease) in net assets	(158)	69	291	20	11
Net assets at December 31, 2023	1,245	429	3,114	1,459	881

Increase (decrease) in net assets
Operations:
Net investment income (loss)	28	7	64	9	(3)
Total realized gain (loss) on investments
and capital gains distributions	(17)	(2)	(69)	226	(70)
Net unrealized appreciation
(depreciation) of investments	(20)	(10)	118	(11)	81
Net increase (decrease) in net assets
resulting from operations	(9)	(5)	113	224	8
Changes from principal transactions:
Total unit transactions	(53)	(7)	(111)	19	(87)
Increase (decrease) in net assets
derived from principal transactions	(53)	(7)	(111)	19	(87)
Total increase (decrease) in net assets	(62)	(12)	2	243	(79)
Net assets at December 31, 2024	$1,183	$417	$3,116	$1,702	$802

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	Voya Global Bond Portfolio - Initial Class
Net assets at January 1, 2023	$7,671	$1,871	$55,483	$3,232	$7,291

Increase (decrease) in net assets
Operations:
Net investment income (loss)	80	(10)	794	26	175
Total realized gain (loss) on investments
and capital gains distributions	(842)	83	5,214	43	(598)
Net unrealized appreciation
(depreciation) of investments	1,178	146	3,452	149	743
Net increase (decrease) in net assets
resulting from operations	416	219	9,460	218	320
Changes from principal transactions:
Total unit transactions	(473)	70	(3,246)	(744)	(846)
Increase (decrease) in net assets
derived from principal transactions	(473)	70	(3,246)	(744)	(846)
Total increase (decrease) in net assets	(57)	289	6,214	(526)	(526)
Net assets at December 31, 2023	7,614	2,160	61,697	2,706	6,765

Increase (decrease) in net assets
Operations:
Net investment income (loss)	13	(9)	1,113	21	188
Total realized gain (loss) on investments
and capital gains distributions	(364)	(22)	1,146	139	(387)
Net unrealized appreciation
(depreciation) of investments	451	248	4,667	84	61
Net increase (decrease) in net assets
resulting from operations	100	217	6,926	244	(138)
Changes from principal transactions:
Total unit transactions	(542)	99	(6,831)	(421)	(1,019)
Increase (decrease) in net assets
derived from principal transactions	(542)	99	(6,831)	(421)	(1,019)
Total increase (decrease) in net assets	(442)	316	95	(177)	(1,157)
Net assets at December 31, 2024	$7,172	$2,476	$61,792	$2,529	$5,608

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Global Bond Portfolio - Service Class	Voya Global Insights Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Service Class
Net assets at January 1, 2023	$13	$43,920	$5,821	$4,245	$9,645

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(549)	194	79	272
Total realized gain (loss) on investments
and capital gains distributions	(4)	4,879	(152)	(68)	150
Net unrealized appreciation
(depreciation) of investments	4	8,703	694	522	1,171
Net increase (decrease) in net assets
resulting from operations	—	13,033	736	533	1,593
Changes from principal transactions:
Total unit transactions	—	(4,724)	(678)	(216)	(19)
Increase (decrease) in net assets
derived from principal transactions	—	(4,724)	(678)	(216)	(19)
Total increase (decrease) in net assets	—	8,309	58	317	1,574
Net assets at December 31, 2023	13	52,229	5,879	4,562	11,219

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(607)	206	66	94
Total realized gain (loss) on investments
and capital gains distributions	—	26,653	(31)	(235)	(533)
Net unrealized appreciation
(depreciation) of investments	(1)	(22,027)	164	541	1,692
Net increase (decrease) in net assets
resulting from operations	(1)	4,019	339	372	1,253
Changes from principal transactions:
Total unit transactions	(1)	(5,746)	(618)	(1,313)	(3,546)
Increase (decrease) in net assets
derived from principal transactions	(1)	(5,746)	(618)	(1,313)	(3,546)
Total increase (decrease) in net assets	(2)	(1,727)	(279)	(941)	(2,293)
Net assets at December 31, 2024	$11	$50,502	$5,600	$3,621	$8,926

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Service Class	Voya Solution 2065 Portfolio - Service Class	Voya Solution Aggressive Portfolio - Initial Class	Voya Solution Balanced Portfolio - Initial Class
Net assets at January 1, 2023	$8,824	$361	$61	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	225	11	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	71	(7)	(2)	—	—
Net unrealized appreciation
(depreciation) of investments	1,371	77	21	—	—
Net increase (decrease) in net assets
resulting from operations	1,667	81	19	—	—
Changes from principal transactions:
Total unit transactions	(308)	105	54	—	—
Increase (decrease) in net assets
derived from principal transactions	(308)	105	54	—	—
Total increase (decrease) in net assets	1,359	186	73	—	—
Net assets at December 31, 2023	10,183	547	134	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	67	3	3	(20)	(3)
Total realized gain (loss) on investments
and capital gains distributions	(223)	(28)	20	28	5
Net unrealized appreciation
(depreciation) of investments	1,559	109	—	195	127
Net increase (decrease) in net assets
resulting from operations	1,403	84	23	203	129
Changes from principal transactions:
Total unit transactions	(1,522)	123	140	6,139	5,130
Increase (decrease) in net assets
derived from principal transactions	(1,522)	123	140	6,139	5,130
Total increase (decrease) in net assets	(119)	207	163	6,342	5,259
Net assets at December 31, 2024	$10,064	$754	$297	$6,342	$5,259

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Solution Conservative Portfolio - Initial Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class
Net assets at January 1, 2023	$—	$2,051	$173	$2,702	$4,634

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	44	3	33	(35)
Total realized gain (loss) on investments
and capital gains distributions	—	(14)	5	317	200
Net unrealized appreciation
(depreciation) of investments	—	162	19	(172)	464
Net increase (decrease) in net assets
resulting from operations	—	192	27	178	629
Changes from principal transactions:
Total unit transactions	—	(83)	(24)	(860)	(383)
Increase (decrease) in net assets
derived from principal transactions	—	(83)	(24)	(860)	(383)
Total increase (decrease) in net assets	—	109	3	(682)	246
Net assets at December 31, 2023	—	2,160	176	2,020	4,880

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	37	—	18	(26)
Total realized gain (loss) on investments
and capital gains distributions	7	(59)	2	57	342
Net unrealized appreciation
(depreciation) of investments	56	124	22	65	(163)
Net increase (decrease) in net assets
resulting from operations	57	102	24	140	153
Changes from principal transactions:
Total unit transactions	2,986	(339)	(4)	19	(1,520)
Increase (decrease) in net assets
derived from principal transactions	2,986	(339)	(4)	19	(1,520)
Total increase (decrease) in net assets	3,043	(237)	20	159	(1,367)
Net assets at December 31, 2024	$3,043	$1,923	$196	$2,179	$3,513

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	VY® Columbia Contrarian Core Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Comstock Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class
Net assets at January 1, 2023	$763	$966	$1,408	$41,917	$2,875

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	—	12	400	5
Total realized gain (loss) on investments
and capital gains distributions	250	(40)	246	1,706	108
Net unrealized appreciation
(depreciation) of investments	(29)	142	(125)	1,295	128
Net increase (decrease) in net assets
resulting from operations	228	102	133	3,401	241
Changes from principal transactions:
Total unit transactions	186	(322)	(252)	(5,639)	(552)
Increase (decrease) in net assets
derived from principal transactions	186	(322)	(252)	(5,639)	(552)
Total increase (decrease) in net assets	414	(220)	(119)	(2,238)	(311)
Net assets at December 31, 2023	1,177	746	1,289	39,679	2,564

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	7	10	822	(1)
Total realized gain (loss) on investments
and capital gains distributions	23	66	151	2,422	159
Net unrealized appreciation
(depreciation) of investments	263	(5)	17	775	103
Net increase (decrease) in net assets
resulting from operations	281	68	178	4,019	261
Changes from principal transactions:
Total unit transactions	52	(37)	(38)	(5,418)	(757)
Increase (decrease) in net assets
derived from principal transactions	52	(37)	(38)	(5,418)	(757)
Total increase (decrease) in net assets	333	31	140	(1,399)	(496)
Net assets at December 31, 2024	$1,510	$777	$1,429	$38,280	$2,068

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I
Net assets at January 1, 2023	$37,047	$11,157	$3,489	$5,466	$5,184

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(439)	(117)	73	130	142
Total realized gain (loss) on investments
and capital gains distributions	(2,414)	(38)	(178)	31	(27)
Net unrealized appreciation
(depreciation) of investments	9,685	5,070	446	758	599
Net increase (decrease) in net assets
resulting from operations	6,832	4,915	341	919	714
Changes from principal transactions:
Total unit transactions	(3,877)	(795)	(360)	(192)	(491)
Increase (decrease) in net assets
derived from principal transactions	(3,877)	(795)	(360)	(192)	(491)
Total increase (decrease) in net assets	2,955	4,120	(19)	727	223
Net assets at December 31, 2023	40,002	15,277	3,470	6,193	5,407

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(482)	(147)	111	72	96
Total realized gain (loss) on investments
and capital gains distributions	3,824	1,261	(100)	520	335
Net unrealized appreciation
(depreciation) of investments	5,364	3,061	172	57	23
Net increase (decrease) in net assets
resulting from operations	8,706	4,175	183	649	454
Changes from principal transactions:
Total unit transactions	(4,714)	(1,985)	(3,653)	(6,842)	(5,861)
Increase (decrease) in net assets
derived from principal transactions	(4,714)	(1,985)	(3,653)	(6,842)	(5,861)
Total increase (decrease) in net assets	3,992	2,190	(3,470)	(6,193)	(5,407)
Net assets at December 31, 2024	$43,994	$17,467	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I	Voya Emerging Markets Index Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class S
Net assets at January 1, 2023	$1,346	$196,327	$438	$1,565	$895

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(9)	(29)	32	30	12
Total realized gain (loss) on investments
and capital gains distributions	(263)	(18,387)	(15)	93	33
Net unrealized appreciation
(depreciation) of investments	593	66,523	22	(41)	(4)
Net increase (decrease) in net assets
resulting from operations	321	48,107	39	82	41
Changes from principal transactions:
Total unit transactions	(161)	(22,054)	(8)	(191)	(119)
Increase (decrease) in net assets
derived from principal transactions	(161)	(22,054)	(8)	(191)	(119)
Total increase (decrease) in net assets	160	26,053	31	(109)	(78)
Net assets at December 31, 2023	1,506	222,380	469	1,456	817

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(13)	(679)	22	27	11
Total realized gain (loss) on investments
and capital gains distributions	236	30,314	(1)	71	45
Net unrealized appreciation
(depreciation) of investments	90	17,767	1	70	33
Net increase (decrease) in net assets
resulting from operations	313	47,402	22	168	89
Changes from principal transactions:
Total unit transactions	(222)	(28,076)	10	(292)	(101)
Increase (decrease) in net assets
derived from principal transactions	(222)	(28,076)	10	(292)	(101)
Total increase (decrease) in net assets	91	19,326	32	(124)	(12)
Net assets at December 31, 2024	$1,597	$241,706	$501	$1,332	$805

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya International Index Portfolio - Class S
Net assets at January 1, 2023	$57,619	$5,068	$2,562	$9,709	$21

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(130)	15	4	391	1
Total realized gain (loss) on investments
and capital gains distributions	327	121	20	176	—
Net unrealized appreciation
(depreciation) of investments	13,232	695	410	953	4
Net increase (decrease) in net assets
resulting from operations	13,429	831	434	1,520	5
Changes from principal transactions:
Total unit transactions	(7,113)	(94)	(26)	(796)	12
Increase (decrease) in net assets
derived from principal transactions	(7,113)	(94)	(26)	(796)	12
Total increase (decrease) in net assets	6,316	737	408	724	17
Net assets at December 31, 2023	63,935	5,805	2,970	10,433	38

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(205)	18	11	180	1
Total realized gain (loss) on investments
and capital gains distributions	4,550	146	46	143	—
Net unrealized appreciation
(depreciation) of investments	10,272	658	166	(99)	—
Net increase (decrease) in net assets
resulting from operations	14,617	822	223	224	1
Changes from principal transactions:
Total unit transactions	(5,512)	(261)	(297)	(1,101)	—
Increase (decrease) in net assets
derived from principal transactions	(5,512)	(261)	(297)	(1,101)	—
Total increase (decrease) in net assets	9,105	561	(74)	(877)	1
Net assets at December 31, 2024	$73,040	$6,366	$2,896	$9,556	$39

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Net assets at January 1, 2023	$49,567	$19,617	$28,861	$886	$2,027

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(451)	41	263	4	(20)
Total realized gain (loss) on investments
and capital gains distributions	6,169	1,823	1,024	52	(20)
Net unrealized appreciation
(depreciation) of investments	15,155	3,439	1,132	6	487
Net increase (decrease) in net assets
resulting from operations	20,873	5,303	2,419	62	447
Changes from principal transactions:
Total unit transactions	(5,366)	(511)	(3,423)	(183)	(251)
Increase (decrease) in net assets
derived from principal transactions	(5,366)	(511)	(3,423)	(183)	(251)
Total increase (decrease) in net assets	15,507	4,792	(1,004)	(121)	196
Net assets at December 31, 2023	65,074	24,409	27,857	765	2,223

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(619)	—	239	3	(22)
Total realized gain (loss) on investments
and capital gains distributions	7,523	1,242	1,906	35	53
Net unrealized appreciation
(depreciation) of investments	13,592	4,894	1,552	59	396
Net increase (decrease) in net assets
resulting from operations	20,496	6,136	3,697	97	427
Changes from principal transactions:
Total unit transactions	(8,167)	(775)	(3,027)	(54)	(228)
Increase (decrease) in net assets
derived from principal transactions	(8,167)	(775)	(3,027)	(54)	(228)
Total increase (decrease) in net assets	12,329	5,361	670	43	199
Net assets at December 31, 2024	$77,403	$29,770	$28,527	$808	$2,422

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Russell™ Mid Cap Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I	Voya U.S. Bond Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I
Net assets at January 1, 2023	$1,917	$3,708	$13,866	$1,484	$14,301

Increase (decrease) in net assets
Operations:
Net investment income (loss)	23	35	(96)	50	(159)
Total realized gain (loss) on investments
and capital gains distributions	107	146	(1,050)	(190)	(5,700)
Net unrealized appreciation
(depreciation) of investments	182	429	3,244	200	8,844
Net increase (decrease) in net assets
resulting from operations	312	610	2,098	60	2,985
Changes from principal transactions:
Total unit transactions	174	194	(1,762)	(200)	(1,743)
Increase (decrease) in net assets
derived from principal transactions	174	194	(1,762)	(200)	(1,743)
Total increase (decrease) in net assets	486	804	336	(140)	1,242
Net assets at December 31, 2023	2,403	4,512	14,202	1,344	15,543

Increase (decrease) in net assets
Operations:
Net investment income (loss)	13	12	(39)	39	(166)
Total realized gain (loss) on investments
and capital gains distributions	169	375	195	(67)	(1,304)
Net unrealized appreciation
(depreciation) of investments	118	25	1,111	23	3,656
Net increase (decrease) in net assets
resulting from operations	300	412	1,267	(5)	2,186
Changes from principal transactions:
Total unit transactions	(437)	(494)	(1,123)	(238)	(1,637)
Increase (decrease) in net assets
derived from principal transactions	(437)	(494)	(1,123)	(238)	(1,637)
Total increase (decrease) in net assets	(137)	(82)	144	(243)	549
Net assets at December 31, 2024	$2,266	$4,430	$14,346	$1,101	$16,092

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S	Wanger Acorn	Wanger International
Net assets at January 1, 2023	$2,556	$1,645	$1,477	$1,227	$1,282

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(34)	(8)	(19)	(10)	(3)
Total realized gain (loss) on investments
and capital gains distributions	(823)	(89)	(147)	(335)	(150)
Net unrealized appreciation
(depreciation) of investments	1,378	441	429	687	343
Net increase (decrease) in net assets
resulting from operations	521	344	263	342	190
Changes from principal transactions:
Total unit transactions	(169)	48	(137)	878	(154)
Increase (decrease) in net assets
derived from principal transactions	(169)	48	(137)	878	(154)
Total increase (decrease) in net assets	352	392	126	1,220	36
Net assets at December 31, 2023	2,908	2,037	1,603	2,447	1,318

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(37)	7	(12)	(12)	11
Total realized gain (loss) on investments
and capital gains distributions	(356)	(11)	(22)	(63)	(24)
Net unrealized appreciation
(depreciation) of investments	787	386	294	400	(103)
Net increase (decrease) in net assets
resulting from operations	394	382	260	325	(116)
Changes from principal transactions:
Total unit transactions	(296)	(93)	(114)	(333)	(7)
Increase (decrease) in net assets
derived from principal transactions	(296)	(93)	(114)	(333)	(7)
Total increase (decrease) in net assets	98	289	146	(8)	(123)
Net assets at December 31, 2024	$3,006	$2,326	$1,749	$2,439	$1,195

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

1.    ORGANIZATION
Variable Annuity Account B of Voya Retirement Insurance and Annuity Company (the "Account") was established by Voya Retirement Insurance and Annuity Company ("VRIAC" or the "Company") to support the operations of variable annuity contracts ("Contracts"). The Company is an indirect, wholly owned subsidiary of Voya Financial, Inc., a holding company domiciled in the State of Delaware.

The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Account is exclusively for use with Contracts that may be entitled to tax-deferred treatment under specific sections of the Internal Revenue Code of 1986, as amended. VRIAC provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more subaccounts within the Account or an investment option in the Company's fixed account, as directed by the contract owners. The portion of the Account's assets applicable to Contracts will not be charged with liabilities arising out of any other business VRIAC may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of VRIAC. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of VRIAC.

The Account provides its principal products and services through one operating segment. The Director and President of the Company is the chief operating decision maker ("CODM"). The CODM assesses performance and makes resource allocation decisions based upon the Net increase (decrease) in net assets resulting from operations presented in the Statements of Operations. The measure of segment assets is reported on the Statements of Assets and Liabilities as Total assets. Significant expenses regularly provided to the CODM are consistent with those presented in the Statements of Operations.

As of December 31, 2024, the Account had 100 subaccounts, 28 of which invest in independently managed mutual funds and 72 of which invest in mutual funds managed by an affiliate, Voya Investments, LLC. The assets in each subaccount are invested in shares of a designated fund of various investment trusts (the "Trusts"). The subaccounts with asset balances at December 31, 2024 are as follows:

AIM Variable Insurance Funds:	Franklin Small Cap Value VIP Fund - Class 2
Invesco V.I. American Franchise Fund - Series I	Lord Abbett Series Fund, Inc.:
Invesco V.I. Core Equity Fund - Series I	Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	PIMCO Variable Insurance Trust:
Invesco V.I. Global Fund - Series I	PIMCO VIT Real Return Portfolio - Administrative Class
Invesco V.I. Main Street Fund® - Series I	Pioneer Variable Contracts Trust:
Invesco V.I. Main Street Small Cap Fund® - Series I	Pioneer High Yield VCT Portfolio - Class I
American Funds Insurance Series:	Voya Government Money Market Portfolio:
American Funds Insurance Series® Growth Fund - Class 2	Voya Government Money Market Portfolio - Class I
American Funds Insurance Series® Growth-Income Fund - Class 2	Voya Intermediate Bond Portfolio:
American Funds Insurance Series® International Fund - Class 2	Voya Intermediate Bond Portfolio - Class I
Calvert Variable Series, Inc.:	Voya Investors Trust:
Calvert VP SRI Balanced Portfolio - Class I	Voya Balanced Income Portfolio - Institutional Class
Federated Hermes Insurance Series:	Voya Balanced Income Portfolio - Service Class
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Voya Global Perspectives® Portfolio - Class A
Federated Hermes Government Money Fund II - Service Shares	Voya Global Perspectives® Portfolio - Class I
Federated Hermes High Income Bond Fund II - Primary Shares	Voya High Yield Portfolio - Institutional Class
Federated Hermes Kaufmann Fund II - Primary Shares	Voya Inflation Protected Bond Plus Portfolio - Institutional Class
Federated Hermes Managed Volatility Fund II - Primary Shares	Voya Inflation Protected Bond Plus Portfolio - Service Class
Fidelity Variable Insurance Products Fund:	Voya Large Cap Growth Portfolio - Institutional Class
Fidelity® VIP Equity-Income Portfolio - Initial Class	Voya Large Cap Value Portfolio - Institutional Class
Fidelity® VIP Growth Portfolio - Initial Class	Voya Large Cap Value Portfolio - Service Class
Fidelity® VIP High Income Portfolio - Initial Class	Voya Retirement Conservative Portfolio - Adviser Class
Fidelity® VIP Overseas Portfolio - Initial Class	Voya Retirement Growth Portfolio - Adviser Class
Fidelity Variable Insurance Products Fund II:	Voya Retirement Moderate Growth Portfolio - Adviser Class
Fidelity® VIP Contrafund® Portfolio - Initial Class	Voya Retirement Moderate Portfolio - Adviser Class
Fidelity® VIP Index 500 Portfolio - Initial Class	Voya U.S. Stock Index Portfolio - Service Class
Fidelity Variable Insurance Products Fund V:	VY® CBRE Global Real Estate Portfolio - Institutional Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	VY® CBRE Global Real Estate Portfolio - Service Class
Franklin Templeton Variable Insurance Products Trust:	VY® CBRE Real Estate Portfolio - Service Class

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

Voya Investors Trust: (continued)	VY® T. Rowe Price Growth Equity Portfolio - Initial Class
VY® Invesco Growth and Income Portfolio - Service Class	Voya Variable Funds:
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	Voya Growth and Income Portfolio - Class A
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	Voya Growth and Income Portfolio - Class I
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	Voya Variable Portfolios, Inc.:
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	Voya Emerging Markets Index Portfolio - Class I
VY® T. Rowe Price Equity Income Portfolio - Service Class	Voya Global High Dividend Low Volatility Portfolio - Class I
Voya Partners, Inc.:	Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Global Bond Portfolio - Initial Class	Voya Index Plus LargeCap Portfolio - Class I
Voya Global Bond Portfolio - Service Class	Voya Index Plus MidCap Portfolio - Class I
Voya Global Insights Portfolio - Initial Class	Voya Index Plus SmallCap Portfolio - Class I
Voya International High Dividend Low Volatility Portfolio - Initial Class	Voya International Index Portfolio - Class I
Voya Solution 2025 Portfolio - Service Class	Voya International Index Portfolio - Class S
Voya Solution 2035 Portfolio - Service Class	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Solution 2045 Portfolio - Service Class	Voya Russell™ Large Cap Index Portfolio - Class I
Voya Solution 2055 Portfolio - Service Class	Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Solution 2065 Portfolio - Service Class	Voya Russell™ Large Cap Value Index Portfolio - Class S
Voya Solution Aggressive Portfolio - Initial Class	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Solution Balanced Portfolio - Initial Class	Voya Russell™ Mid Cap Index Portfolio - Class I
Voya Solution Conservative Portfolio - Initial Class	Voya Russell™ Small Cap Index Portfolio - Class I
Voya Solution Income Portfolio - Service Class	Voya Small Company Portfolio - Class I
Voya Solution Moderately Aggressive Portfolio - Service Class	Voya U.S. Bond Index Portfolio - Class I
VY® American Century Small-Mid Cap Value Portfolio - Service Class	Voya Variable Products Trust:
VY® Baron Growth Portfolio - Service Class	Voya MidCap Opportunities Portfolio - Class I
VY® Columbia Contrarian Core Portfolio - Service Class	Voya MidCap Opportunities Portfolio - Class S
VY® Columbia Small Cap Value II Portfolio - Service Class	Voya SmallCap Opportunities Portfolio - Class I
VY® Invesco Comstock Portfolio - Service Class	Voya SmallCap Opportunities Portfolio - Class S
VY® Invesco Equity and Income Portfolio - Initial Class	Wanger Advisors Trust:
VY® JPMorgan Mid Cap Value Portfolio - Service Class	Wanger Acorn
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	Wanger International

The following subaccounts were added as new investment products during 2024. Refer to the Financial Highlights Note for the Fund Inception Date.

Voya Investors Trust:	Voya Solution Aggressive Portfolio - Initial Class
Voya Balanced Income Portfolio - Institutional Class	Voya Solution Balanced Portfolio - Initial Class
Voya Partners, Inc.:	Voya Solution Conservative Portfolio - Initial Class

During 2024, the following subaccounts were closed to contract owners. These subaccounts are not included in the Statements of Assets and Liabilities or Financial Highlights Note.

Voya Balanced Portfolio, Inc.:	Voya Strategic Allocation Portfolios, Inc.:
Voya Balanced Portfolio - Class I	Voya Strategic Allocation Conservative Portfolio - Class I
Voya Government Money Market Portfolio:	Voya Strategic Allocation Growth Portfolio - Class I
Voya Government Money Market Portfolio - Class S	Voya Strategic Allocation Moderate Portfolio - Class I

The following subaccount name changes were made effective during 2024:

Current Name	Former Name
Voya Investors Trust:	Voya Investors Trust:
Voya Inflation Protected Bond Plus Portfolio - Institutional Class	VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class
Voya Inflation Protected Bond Plus Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a subaccount and are recorded at fair value, determined by the net asset value per share of the respective subaccount. Investment transactions in each subaccount are recorded on the trade date. Distributions of net investment income and capital gains from each subaccount are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the subaccount are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of VRIAC, which is taxed as a life insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to contract owners. Accordingly, earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the federal income tax liability of VRIAC, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Contract Owner Reserves

The annuity reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contract owners invested in the subaccounts. Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables. The assumed investment return is elected by the annuitant and may vary from 3.50% to 7.00%. The mortality risk is fully borne by the Company. To the extent that benefits to be paid to the contract owners exceed their account values, VRIAC will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to VRIAC. Prior to the annuitization date, the Contracts are redeemable for the net cash surrender value of the Contracts.

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to contract owner activity, including deposits, surrenders and withdrawals, death benefits, and contract charges. Also included are transfers between the fixed account and the subaccounts, transfers between subaccounts, and transfers to (from) VRIAC related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by VRIAC).

Subsequent Events

The Company has evaluated all events through the date the financial statements were issued to determine whether any event required either recognition or disclosure in the financial statements. The Company is not aware of any subsequent events that would have a material effect on the financial statements of the Account.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

3.    FINANCIAL INSTRUMENTS

The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values ("NAV"). The fair value of the Account's assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account's assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2024 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2024. The Account had no liabilities as of December 31, 2024.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

•Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.
•Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a.Quoted prices for similar assets or liabilities in active markets;
b.Quoted prices for identical or similar assets or liabilities in non-active markets;
c.Inputs other than quoted market prices that are observable; and
d.Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
•Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4.    CHARGES AND FEES

Under the terms of the Contracts, certain charges and fees are incurred by the Contracts to cover VRIAC's expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges and fees:

Mortality and Expense Risk Charges

VRIAC assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of up to 1.50% of the average daily net asset value of each subaccount of the Account to cover these risks, as specified in the Contracts. These charges are assessed through a reduction in unit values.

Asset-Based Administrative Charges

A charge to cover administrative expenses of the Account is deducted at annual rates of up to 0.25% of the assets attributable to the Contracts. These charges are assessed through a reduction in unit values.

Contract Maintenance Charges

An annual Contract maintenance fee of up to $80 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contract. These charges are assessed through the redemption of units.

Contingent Deferred Sales Charges

For certain Contracts, a contingent deferred sales charge ("Surrender Charge") is imposed as a percentage that ranges up to 7.00% of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken, as specified in the Contract. These

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

charges are assessed through the redemption of units.

Other Contract Charges

Certain Contracts contain optional riders that are available for an additional charge, such as minimum guaranteed withdrawal benefits. The amounts charged for these optional benefits vary based on a number of factors and are defined in the Contracts. These charges are assessed through the redemption of units.

Under fixed or variable immediate annuity contracts, an additional annual charge of 1.00% of the average daily net asset value is deducted daily from the accumulation values of contract owners who selected the Guaranteed Minimum Income feature. For deferred variable annuity contracts, an annual charge of up to 0.50% of the average daily net asset value is deducted daily from the accumulation values of contract owners who selected the Premium Bonus Option. These charges are assessed through a reduction in unit values.

Fees Waived by VRIAC

Certain charges and fees for various types of Contracts may be waived by VRIAC. VRIAC reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

5.    RELATED PARTY TRANSACTIONS

Management fees were paid to Voya Investments, LLC, an affiliate of the Company, in its capacity as investment adviser to Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Strategic Allocation Portfolios, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., and Voya Variable Products Trust. The investment advisory agreements of the Trusts provide for fees at annual rates ranging from 0.15% to 1.25% of the average net assets of each respective fund.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

6.    PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 follow:

	Purchases	Sales
	(In thousands)
AIM Variable Insurance Funds:
Invesco V.I. American Franchise Fund - Series I	$298	$246
Invesco V.I. Core Equity Fund - Series I	271	511
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	—	11
Invesco V.I. Global Fund - Series I	—	—
Invesco V.I. Main Street Fund® - Series I	25	40
Invesco V.I. Main Street Small Cap Fund® - Series I	317	39
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	425	914
American Funds Insurance Series® Growth-Income Fund - Class 2	246	287
American Funds Insurance Series® International Fund - Class 2	95	187
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio - Class I	578	704
Federated Hermes Insurance Series:
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	3	4
Federated Hermes Government Money Fund II - Service Shares	7	14
Federated Hermes High Income Bond Fund II - Primary Shares	419	113
Federated Hermes Kaufmann Fund II - Primary Shares	24	17
Federated Hermes Managed Volatility Fund II - Primary Shares	35	259
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity-Income Portfolio - Initial Class	859	1,729
Fidelity® VIP Growth Portfolio - Initial Class	6,825	3,535
Fidelity® VIP High Income Portfolio - Initial Class	2	78
Fidelity® VIP Overseas Portfolio - Initial Class	317	406
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	6,166	4,232
Fidelity® VIP Index 500 Portfolio - Initial Class	443	2,416
Fidelity Variable Insurance Products Fund V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	8	8
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	192	231
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC	271	98
PIMCO Variable Insurance Trust:
PIMCO VIT Real Return Portfolio - Administrative Class	218	1,157
Pioneer Variable Contracts Trust:
Pioneer High Yield VCT Portfolio - Class I	218	340
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	5,574	36,281
Voya Government Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	10,939	12,558
Voya Government Money Market Portfolio - Class S	—	1,375
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	4,788	9,115
Voya Investors Trust:
Voya Balanced Income Portfolio - Institutional Class	33,362	3,287
Voya Balanced Income Portfolio - Service Class	40	717
Voya Global Perspectives® Portfolio - Class A	5	8
Voya Global Perspectives® Portfolio - Class I	93	87
Voya High Yield Portfolio - Institutional Class	1,044	1,459
Voya Inflation Protected Bond Plus Portfolio - Institutional Class	5	2

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Purchases	Sales
	(In thousands)
Voya Inflation Protected Bond Plus Portfolio - Service Class	$69	$423
Voya Large Cap Growth Portfolio - Institutional Class	1,272	16,369
Voya Large Cap Value Portfolio - Institutional Class	617	1,002
Voya Large Cap Value Portfolio - Service Class	235	583
Voya Retirement Conservative Portfolio - Adviser Class	209	460
Voya Retirement Growth Portfolio - Adviser Class	181	521
Voya Retirement Moderate Growth Portfolio - Adviser Class	409	1,247
Voya Retirement Moderate Portfolio - Adviser Class	109	385
Voya U.S. Stock Index Portfolio - Service Class	63	114
VY® CBRE Global Real Estate Portfolio - Institutional Class	78	103
VY® CBRE Global Real Estate Portfolio - Service Class	13	14
VY® CBRE Real Estate Portfolio - Service Class	166	213
VY® Invesco Growth and Income Portfolio - Service Class	508	314
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	26	115
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	262	792
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	239	149
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	4,507	9,473
VY® T. Rowe Price Equity Income Portfolio - Service Class	249	534
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	379	1,210
Voya Global Bond Portfolio - Service Class	1	2
Voya Global Insights Portfolio - Initial Class	30,100	6,959
Voya International High Dividend Low Volatility Portfolio - Initial Class	337	749
Voya Solution 2025 Portfolio - Service Class	595	1,841
Voya Solution 2035 Portfolio - Service Class	886	4,338
Voya Solution 2045 Portfolio - Service Class	773	2,228
Voya Solution 2055 Portfolio - Service Class	260	131
Voya Solution 2065 Portfolio - Service Class	164	1
Voya Solution Aggressive Portfolio - Initial Class	6,543	405
Voya Solution Balanced Portfolio - Initial Class	5,432	305
Voya Solution Conservative Portfolio - Initial Class	3,395	416
Voya Solution Income Portfolio - Service Class	86	388
Voya Solution Moderately Aggressive Portfolio - Service Class	5	6
VY® American Century Small-Mid Cap Value Portfolio - Service Class	321	223
VY® Baron Growth Portfolio - Service Class	286	1,666
VY® Columbia Contrarian Core Portfolio - Service Class	199	125
VY® Columbia Small Cap Value II Portfolio - Service Class	154	123
VY® Invesco Comstock Portfolio - Service Class	479	369
VY® Invesco Equity and Income Portfolio - Initial Class	4,377	6,337
VY® JPMorgan Mid Cap Value Portfolio - Service Class	239	899
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	5,176	6,112
VY® T. Rowe Price Growth Equity Portfolio - Initial Class	2,166	2,711
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class I	266	3,771
Voya Strategic Allocation Growth Portfolio - Class I	278	6,941
Voya Strategic Allocation Moderate Portfolio - Class I	206	5,919
Voya Variable Funds:
Voya Growth and Income Portfolio - Class A	224	242
Voya Growth and Income Portfolio - Class I	36,506	34,307
Voya Variable Portfolios, Inc.:
Voya Emerging Markets Index Portfolio - Class I	89	57
Voya Global High Dividend Low Volatility Portfolio - Class I	220	438
Voya Global High Dividend Low Volatility Portfolio - Class S	49	112
Voya Index Plus LargeCap Portfolio - Class I	6,097	8,647
Voya Index Plus MidCap Portfolio - Class I	454	500

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Purchases	Sales
	(In thousands)
Voya Index Plus SmallCap Portfolio - Class I	$317	$510
Voya International Index Portfolio - Class I	418	1,340
Voya International Index Portfolio - Class S	2	1
Voya Russell™ Large Cap Growth Index Portfolio - Class I	5,866	12,089
Voya Russell™ Large Cap Index Portfolio - Class I	1,908	2,684
Voya Russell™ Large Cap Value Index Portfolio - Class I	1,868	4,186
Voya Russell™ Large Cap Value Index Portfolio - Class S	28	66
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	114	364
Voya Russell™ Mid Cap Index Portfolio - Class I	334	554
Voya Russell™ Small Cap Index Portfolio - Class I	561	774
Voya Small Company Portfolio - Class I	789	1,536
Voya U.S. Bond Index Portfolio - Class I	111	309
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	191	1,994
Voya MidCap Opportunities Portfolio - Class S	111	445
Voya SmallCap Opportunities Portfolio - Class I	133	220
Voya SmallCap Opportunities Portfolio - Class S	204	330
Wanger Advisors Trust:
Wanger Acorn	72	417
Wanger International	146	143

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

7.    CHANGES IN UNITS
The changes in units outstanding were as follows:

	Year Ended December 31,
	2024			2023
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AIM Variable Insurance Funds:
Invesco V.I. American Franchise Fund - Series I	1,754	1,533	221	3,130	4,273	(1,143)
Invesco V.I. Core Equity Fund - Series I	5,536	15,878	(10,342)	11,089	11,070	19
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	—	232	(232)	3,232	3,455	(223)
Invesco V.I. Global Fund - Series I	—	—	—	—	—	—
Invesco V.I. Main Street Fund® - Series I	—	886	(886)	7,173	7,911	(738)
Invesco V.I. Main Street Small Cap Fund® - Series I	6,807	805	6,002	2,912	1,378	1,534
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	8,943	20,970	(12,027)	5,200	7,566	(2,366)
American Funds Insurance Series® Growth-Income Fund - Class 2	2,746	4,223	(1,477)	2,964	1,294	1,670
American Funds Insurance Series® International Fund - Class 2	3,621	7,124	(3,503)	9,582	61	9,521
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio - Class I	15,819	19,595	(3,776)	5,454	19,168	(13,714)
Federated Hermes Insurance Series:
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	2	160	(158)	2,810	4,611	(1,801)
Federated Hermes Government Money Fund II - Service Shares	1	983	(982)	34,195	37,641	(3,446)
Federated Hermes High Income Bond Fund II - Primary Shares	25,764	5,919	19,845	19,376	19,122	254
Federated Hermes Kaufmann Fund II - Primary Shares	—	197	(197)	18,979	24,318	(5,339)
Federated Hermes Managed Volatility Fund II - Primary Shares	—	6,422	(6,422)	45,515	52,374	(6,859)
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity-Income Portfolio - Initial Class	5,579	30,175	(24,596)	50,698	65,856	(15,158)
Fidelity® VIP Growth Portfolio - Initial Class	24,788	41,220	(16,432)	47,583	77,296	(29,713)
Fidelity® VIP High Income Portfolio - Initial Class	—	3,928	(3,928)	6,343	6,932	(589)
Fidelity® VIP Overseas Portfolio - Initial Class	7,034	15,628	(8,594)	30,627	30,004	623
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	33,539	45,147	(11,608)	49,573	77,674	(28,101)
Fidelity® VIP Index 500 Portfolio - Initial Class	1,792	21,037	(19,245)	5,117	31,378	(26,261)
Fidelity Variable Insurance Products Fund V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	—	199	(199)	—	4,550	(4,550)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	4,821	6,737	(1,916)	2,801	8,654	(5,853)
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC	3,109	2,789	320	10,559	3,456	7,103
PIMCO Variable Insurance Trust:
PIMCO VIT Real Return Portfolio - Administrative Class	11,806	72,788	(60,982)	530,087	559,515	(29,428)
Pioneer Variable Contracts Trust:
Pioneer High Yield VCT Portfolio - Class I	9,405	17,058	(7,653)	3,290	5,684	(2,394)
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	20,255	730,312	(710,057)	358,089	459,948	(101,859)
Voya Government Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	773,494	963,431	(189,937)	1,100,945	771,593	329,352
Voya Government Money Market Portfolio - Class S	—	141,939	(141,939)	137,157	294	136,863
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	128,513	347,257	(218,744)	261,957	483,208	(221,251)
Voya Investors Trust:
Voya Balanced Income Portfolio - Institutional Class	3,720,141	758,583	2,961,558	—	—	—
Voya Balanced Income Portfolio - Service Class	697	33,267	(32,570)	94	14,698	(14,604)
Voya Global Perspectives® Portfolio - Class A	55	444	(389)	—	2,102	(2,102)
Voya Global Perspectives® Portfolio - Class I	5,251	5,545	(294)	4,904	21,880	(16,976)

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Year Ended December 31,
	2024			2023
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya High Yield Portfolio - Institutional Class	43,475	124,490	(81,015)	131,412	232,726	(101,314)
Voya Inflation Protected Bond Plus Portfolio - Institutional Class	219	131	88	1,036	10,413	(9,377)
Voya Inflation Protected Bond Plus Portfolio - Service Class	310	37,627	(37,317)	10,788	49,650	(38,862)
Voya Large Cap Growth Portfolio - Institutional Class	25,834	215,293	(189,459)	209,670	424,284	(214,614)
Voya Large Cap Value Portfolio - Institutional Class	7,674	33,310	(25,636)	15,234	37,416	(22,182)
Voya Large Cap Value Portfolio - Service Class	2,233	18,405	(16,172)	3,870	10,636	(6,766)
Voya Retirement Conservative Portfolio - Adviser Class	7,282	30,551	(23,269)	2,541	61,035	(58,494)
Voya Retirement Growth Portfolio - Adviser Class	—	22,126	(22,126)	145	9,515	(9,370)
Voya Retirement Moderate Growth Portfolio - Adviser Class	13,237	55,937	(42,700)	594	14,870	(14,276)
Voya Retirement Moderate Portfolio - Adviser Class	—	19,079	(19,079)	—	13,854	(13,854)
Voya U.S. Stock Index Portfolio - Service Class	237	6,239	(6,002)	743	37,031	(36,288)
VY® CBRE Global Real Estate Portfolio - Institutional Class	2,530	5,784	(3,254)	5,600	22,372	(16,772)
VY® CBRE Global Real Estate Portfolio - Service Class	87	512	(425)	3,051	1,352	1,699
VY® CBRE Real Estate Portfolio - Service Class	4,564	9,270	(4,706)	6,410	9,419	(3,009)
VY® Invesco Growth and Income Portfolio - Service Class	8,723	8,796	(73)	3,256	7,726	(4,470)
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	765	4,574	(3,809)	38	1,657	(1,619)
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	14,014	42,402	(28,388)	32,855	63,635	(30,780)
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	5,529	3,632	1,897	6,050	4,521	1,529
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	72,296	230,184	(157,888)	118,903	214,627	(95,724)
VY® T. Rowe Price Equity Income Portfolio - Service Class	3,027	13,498	(10,471)	4,830	28,738	(23,908)
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	11,412	91,920	(80,508)	68,610	137,211	(68,601)
Voya Global Bond Portfolio - Service Class	—	134	(134)	1,127	1,218	(91)
Voya Global Insights Portfolio - Initial Class	23,103	174,806	(151,703)	129,314	275,566	(146,252)
Voya International High Dividend Low Volatility Portfolio - Initial Class	7,831	55,329	(47,498)	168,542	223,443	(54,901)
Voya Solution 2025 Portfolio - Service Class	23,167	80,816	(57,649)	21,293	31,547	(10,254)
Voya Solution 2035 Portfolio - Service Class	30,551	164,678	(134,127)	27,474	28,624	(1,150)
Voya Solution 2045 Portfolio - Service Class	28,150	79,788	(51,638)	30,997	42,630	(11,633)
Voya Solution 2055 Portfolio - Service Class	9,812	5,010	4,802	6,394	1,546	4,848
Voya Solution 2065 Portfolio - Service Class	9,666	—	9,666	8,363	3,722	4,641
Voya Solution Aggressive Portfolio - Initial Class	905,314	300,352	604,962	—	—	—
Voya Solution Balanced Portfolio - Initial Class	707,780	200,695	507,085	—	—	—
Voya Solution Conservative Portfolio - Initial Class	415,815	119,004	296,811	—	—	—
Voya Solution Income Portfolio - Service Class	2,612	21,125	(18,513)	5,285	10,483	(5,198)
Voya Solution Moderately Aggressive Portfolio - Service Class	—	178	(178)	—	1,741	(1,741)
VY® American Century Small-Mid Cap Value Portfolio - Service Class	5,250	5,010	240	6,229	26,756	(20,527)
VY® Baron Growth Portfolio - Service Class	2,766	32,637	(29,871)	7,902	15,944	(8,042)
VY® Columbia Contrarian Core Portfolio - Service Class	3,567	2,517	1,050	7,484	3,562	3,922
VY® Columbia Small Cap Value II Portfolio - Service Class	2,447	3,831	(1,384)	5,892	16,172	(10,280)
VY® Invesco Comstock Portfolio - Service Class	7,789	8,942	(1,153)	7,860	14,828	(6,968)
VY® Invesco Equity and Income Portfolio - Initial Class	16,221	189,677	(173,456)	52,651	254,947	(202,296)
VY® JPMorgan Mid Cap Value Portfolio - Service Class	3,595	18,446	(14,851)	4,539	18,263	(13,724)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	19,755	99,010	(79,255)	90,772	175,718	(84,946)
VY® T. Rowe Price Growth Equity Portfolio - Initial Class	11,634	37,436	(25,802)	65,719	83,361	(17,642)
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class I	3,236	131,678	(128,442)	41,207	55,234	(14,027)
Voya Strategic Allocation Growth Portfolio - Class I	2,727	193,766	(191,039)	51,376	58,202	(6,826)
Voya Strategic Allocation Moderate Portfolio - Class I	939	177,048	(176,109)	54,902	72,416	(17,514)
Voya Variable Funds:
Voya Growth and Income Portfolio - Class A	—	5,353	(5,353)	44,238	49,142	(4,904)
Voya Growth and Income Portfolio - Class I	31,536	346,170	(314,634)	737,974	1,047,795	(309,821)
Voya Variable Portfolios, Inc.:

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Year Ended December 31,
	2024			2023
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Emerging Markets Index Portfolio - Class I	5,633	4,781	852	8,656	8,940	(284)
Voya Global High Dividend Low Volatility Portfolio - Class I	12,365	30,014	(17,649)	6,162	19,248	(13,086)
Voya Global High Dividend Low Volatility Portfolio - Class S	77	6,485	(6,408)	4,062	12,703	(8,641)
Voya Index Plus LargeCap Portfolio - Class I	40,119	129,431	(89,312)	285,209	442,428	(157,219)
Voya Index Plus MidCap Portfolio - Class I	5,811	11,947	(6,136)	8,288	10,687	(2,399)
Voya Index Plus SmallCap Portfolio - Class I	6,268	13,221	(6,953)	5,011	6,108	(1,097)
Voya International Index Portfolio - Class I	10,617	69,176	(58,559)	69,174	107,796	(38,622)
Voya International Index Portfolio - Class S	—	—	—	2,456	1,823	633
Voya Russell™ Large Cap Growth Index Portfolio - Class I	39,680	132,639	(92,959)	73,411	159,032	(85,621)
Voya Russell™ Large Cap Index Portfolio - Class I	31,986	41,744	(9,758)	103,179	112,372	(9,193)
Voya Russell™ Large Cap Value Index Portfolio - Class I	32,926	133,229	(100,303)	34,307	164,075	(129,768)
Voya Russell™ Large Cap Value Index Portfolio - Class S	28	1,381	(1,353)	437	5,697	(5,260)
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	2,004	16,786	(14,782)	1,214	18,765	(17,551)
Voya Russell™ Mid Cap Index Portfolio - Class I	3,084	13,591	(10,507)	11,910	7,073	4,837
Voya Russell™ Small Cap Index Portfolio - Class I	10,058	39,927	(29,869)	29,031	31,514	(2,483)
Voya Small Company Portfolio - Class I	4,289	20,656	(16,367)	41,129	70,844	(29,715)
Voya U.S. Bond Index Portfolio - Class I	5,371	23,011	(17,640)	47,461	65,332	(17,871)
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	6,541	59,717	(53,176)	96,898	159,190	(62,292)
Voya MidCap Opportunities Portfolio - Class S	2,516	9,604	(7,088)	3,813	9,748	(5,935)
Voya SmallCap Opportunities Portfolio - Class I	3,729	6,116	(2,387)	8,740	8,076	664
Voya SmallCap Opportunities Portfolio - Class S	6,978	11,469	(4,491)	5,502	12,179	(6,677)
Wanger Advisors Trust:
Wanger Acorn	2,157	10,595	(8,438)	41,236	13,891	27,345
Wanger International	7,488	8,117	(629)	9,512	18,665	(9,153)

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

8.    FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for each of the five years in the period ended December 31, 2024 follows:

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Invesco V.I. American Franchise Fund - Series I
2024		7	$205.01	to	$48.15	$1,084	0.00%	0.10%	to	1.25%	34.75%	to	33.20%
2023		7	$152.14	to	$36.15	$753	0.00%	0.10%	to	1.25%	40.79%	to	39.15%
2022		8	$108.06	to	$25.98	$642	0.00%	0.10%	to	1.25%	-31.19%	to	-31.97%
2021		9	$157.03	to	$38.19	$1,032	0.00%	0.10%	to	1.25%	11.82%	to	10.54%
2020		9	$140.43	to	$34.55	$964	0.11%	0.10%	to	1.25%	42.21%	to	40.56%
Invesco V.I. Core Equity Fund - Series I
2024		33	$40.98	to	$30.97	$1,244	0.63%	0.10%	to	1.50%	25.47%	to	23.73%
2023		44	$32.66	to	$25.03	$1,295	0.76%	0.10%	to	1.50%	23.25%	to	21.50%
2022		44	$26.50	to	$20.60	$1,065	0.78%	0.10%	to	1.50%	-20.63%	to	-21.70%
2021		56	$33.39	to	$26.31	$1,770	0.68%	0.10%	to	1.50%	27.64%	to	25.82%
2020		59	$26.16	to	$20.91	$1,465	1.27%	0.10%	to	1.50%	13.74%	to	12.12%
Invesco V.I. Discovery Mid Cap Growth Fund - Series I
2024		3	$51.77	to	$38.48	$123	0.00%	0.80%	to	1.25%	23.23%	to	22.66%
2023		3	$42.01	to	$31.37	$108	0.00%	0.80%	to	1.25%	12.24%	to	11.76%
2022		3	$37.43	to	$28.07	$104	0.00%	0.80%	to	1.25%	-31.52%	to	-31.85%
2021		3	$54.66	to	$41.19	$162	0.00%	0.80%	to	1.25%	18.13%	to	17.62%
2020		4	$46.27	to	$35.02	$176	0.00%	0.80%	to	1.25%	39.58%	to	38.91%
Invesco V.I. Global Fund - Series I
2024		—		$37.44		$3	0.00%		1.00%			14.92%
2023		—		$32.58		$3	0.00%		1.00%			33.42%
2022		—		$24.42		$2	0.00%		1.00%			-32.45%
2021		—		$36.15		$10	0.00%		1.00%			14.33%
2020		—		$31.62		$9	0.00%		1.00%			26.38%
Invesco V.I. Main Street Fund® - Series I
2024		6	$51.45	to	$40.67	$250	0.00%	0.80%	to	1.25%	22.68%	to	22.10%
2023		7	$41.94	to	$33.31	$237	0.88%	0.80%	to	1.25%	22.24%	to	21.66%
2022		7	$34.31	to	$27.38	$217	1.52%	0.80%	to	1.25%	-20.78%	to	-21.12%
2021		8	$43.31	to	$34.71	$308	0.69%	0.80%	to	1.25%	26.53%	to	25.99%
2020		9	$34.23	to	$27.55	$270	1.50%	0.80%	to	1.25%	13.04%	to	12.49%
Invesco V.I. Main Street Small Cap Fund® - Series I
2024		20	$49.68	to	$47.68	$906	0.00%	0.10%	to	1.25%	12.58%	to	11.27%
2023		14	$44.13	to	$42.85	$559	1.02%	0.10%	to	1.25%	18.03%	to	16.66%
2022		12	$37.39	to	$36.73	$426	0.44%	0.10%	to	1.25%	-15.92%	to	-16.88%
2021		11	$44.47	to	$44.19	$480	0.41%	0.10%	to	1.25%	22.41%	to	21.04%
2020		14	$36.33	to	$36.51	$495	0.61%	0.10%	to	1.25%	19.82%	to	18.46%
American Funds Insurance Series® Growth Fund - Class 2
2024		53	$50.42	to	$43.44	$2,559	0.32%	0.10%	to	1.50%	31.51%	to	29.67%
2023		65	$38.34	to	$33.50	$2,425	0.38%	0.10%	to	1.50%	38.31%	to	36.40%
2022		68	$27.72	to	$24.56	$1,824	0.34%	0.10%	to	1.50%	-30.00%	to	-30.97%
2021		60	$39.60	to	$35.58	$2,307	0.24%	0.10%	to	1.50%	21.88%	to	12.10%
2020		56	$32.49	to	$30.10	$1,801	0.26%	0.10%	to	1.25%	51.89%	to	50.20%
American Funds Insurance Series® Growth-Income Fund - Class 2
2024		15		$73.60		$1,121	1.14%		0.10%			24.09%
2023		17		$59.31		$991	1.41%		0.10%			26.03%
2022		15		$47.06		$707	1.26%		0.10%			-16.59%
2021		13		$56.42		$716	1.17%		0.10%			23.97%
2020		11		$45.51		$480	1.18%		0.10%			13.43%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
American Funds Insurance Series® International Fund - Class 2
2024		14		$24.86		$337	1.07%		0.10%			3.07%
2023		17		$24.12		$412	1.76%		0.10%			15.68%
2022		8		$20.85		$157	2.28%		0.10%			-20.84%
2021		4		$26.34		$106	1.81%		0.10%			-1.61%
2020		8		$26.77		$225	0.39%		0.10%			13.87%
Calvert VP SRI Balanced Portfolio - Class I
2024		54	$34.97	to	$34.76	$2,756	1.75%	0.10%	to	1.40%	19.47%	to	17.95%
2023		58	$29.26	to	$29.47	$2,492	1.75%	0.10%	to	1.40%	16.67%	to	15.21%
2022		71	$25.08	to	$44.50	$2,539	1.09%	0.10%	to	1.50%	-15.50%	to	-16.67%
2021		62	$29.68	to	$53.40	$2,805	1.11%	0.10%	to	1.50%	15.04%	to	13.40%
2020		73	$25.80	to	$47.09	$2,773	1.46%	0.10%	to	1.50%	3.45%	to	13.55%
Federated Hermes Fund for U.S. Government Securities II - Primary Shares
2024		3		$18.16		$48	4.04%		1.40%			-0.82%
2023		3		$18.31		$51	3.01%		1.40%			2.75%
2022		5		$17.82		$82	2.12%		1.40%			-13.79%
2021		5		$20.67		$107	1.69%		1.40%			-3.41%
2020		6		$21.40		$130	2.30%		1.40%			3.73%
Federated Hermes Government Money Fund II - Service Shares
2024		13	$9.50	to	$12.54	$164	4.78%	1.25%	to	1.40%	3.37%	to	3.21%
2023		14	$9.19	to	$12.15	$171	4.24%	1.25%	to	1.40%	3.14%	to	3.05%
2022		18	$8.91	to	$11.79	$206	1.27%	1.25%	to	1.40%	-0.11%	to	-0.25%
2021		23	$8.92	to	$11.82	$266	0.00%	1.25%	to	1.40%	-1.22%	to	-1.42%
2020		30	$9.03	to	$11.99	$356	0.27%	1.25%	to	1.40%	-1.10%	to	-1.15%
Federated Hermes High Income Bond Fund II - Primary Shares
2024		67	$15.23	to	$41.87	$1,418	5.33%	0.10%	to	1.40%	6.13%	to	4.78%
2023		48	$14.34	to	$39.96	$1,095	5.80%	0.10%	to	1.40%	12.56%	to	11.12%
2022		47	$12.74	to	$35.96	$1,009	5.39%	0.10%	to	1.40%	-11.89%	to	-13.01%
2021		47	$14.46	to	$41.34	$1,217	4.94%	0.10%	to	1.40%	4.78%	to	3.38%
2020		45	$13.80	to	$39.99	$1,213	5.24%	0.10%	to	1.40%	5.50%	to	4.11%
Federated Hermes Kaufmann Fund II - Primary Shares
2024		19		$38.36		$720	0.89%		1.40%			15.40%
2023		19		$33.24		$630	0.00%		1.40%			13.64%
2022		24		$29.25		$711	0.00%		1.40%			-31.08%
2021		27		$42.44		$1,147	0.00%		1.40%			1.07%
2020		32		$41.99		$1,329	0.00%		1.40%			27.01%
Federated Hermes Managed Volatility Fund II - Primary Shares
2024		39	$40.24	to	$38.49	$1,484	2.33%	1.25%	to	1.40%	14.12%	to	13.94%
2023		45	$35.26	to	$33.78	$1,519	1.97%	1.25%	to	1.40%	7.30%	to	7.17%
2022		52	$32.86	to	$31.52	$1,634	1.85%	1.25%	to	1.40%	-14.83%	to	-14.97%
2021		70	$38.58	to	$37.07	$2,581	1.84%	1.25%	to	1.40%	17.02%	to	16.83%
2020		76	$32.97	to	$31.73	$2,408	2.38%	1.25%	to	1.40%	-0.33%	to	-0.47%
Fidelity® VIP Equity-Income Portfolio - Initial Class
2024		193	$40.79	to	$68.75	$9,790	1.75%	0.10%	to	1.50%	15.23%	to	13.62%
2023		218	$35.40	to	$60.50	$9,934	1.84%	0.10%	to	1.50%	10.52%	to	9.01%
2022		233	$32.03	to	$55.50	$9,914	1.88%	0.10%	to	1.50%	-5.04%	to	-6.38%
2021		229	$33.73	to	$59.28	$10,456	1.91%	0.10%	to	1.50%	24.79%	to	23.04%
2020		246	$27.03	to	$48.18	$9,081	1.59%	0.10%	to	1.50%	6.59%	to	5.10%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Fidelity® VIP Growth Portfolio - Initial Class
2024		265	$80.55	to	$122.51	$25,124	0.00%	0.10%	to	1.50%	30.26%	to	28.43%
2023		282	$61.84	to	$95.38	$20,864	0.13%	0.10%	to	1.50%	36.09%	to	34.21%
2022		311	$45.44	to	$71.07	$17,532	0.57%	0.10%	to	1.50%	-24.52%	to	-25.58%
2021		330	$60.20	to	$95.50	$24,481	0.00%	0.10%	to	1.50%	23.08%	to	21.38%
2020		420	$48.91	to	$78.68	$24,789	0.07%	0.10%	to	1.50%	43.77%	to	41.77%
Fidelity® VIP High Income Portfolio - Initial Class
2024		2	$23.76	to	$20.38	$49	3.53%	1.10%	to	1.25%	7.80%	to	7.66%
2023		6	$22.04	to	$18.93	$121	5.79%	1.10%	to	1.25%	9.22%	to	9.04%
2022		7	$20.18	to	$17.36	$121	5.15%	1.10%	to	1.25%	-12.34%	to	-12.46%
2021		7	$23.02	to	$19.83	$151	5.69%	1.10%	to	1.25%	3.28%	to	3.12%
2020		6	$23.46	to	$19.23	$130	4.43%	0.80%	to	1.25%	1.91%	to	1.42%
Fidelity® VIP Overseas Portfolio - Initial Class
2024		112	$20.72	to	$32.23	$2,793	1.68%	0.10%	to	1.50%	4.96%	to	3.50%
2023		121	$19.74	to	$31.14	$2,914	1.13%	0.10%	to	1.50%	20.37%	to	18.72%
2022		120	$16.40	to	$26.23	$2,397	0.96%	0.10%	to	1.50%	-24.56%	to	-25.61%
2021		120	$21.74	to	$35.26	$3,204	0.46%	0.10%	to	1.50%	19.58%	to	17.93%
2020		170	$18.18	to	$29.90	$3,762	0.40%	0.10%	to	1.50%	15.50%	to	13.86%
Fidelity® VIP Contrafund® Portfolio - Initial Class
2024		416	$65.01	to	$152.98	$38,817	0.20%	0.10%	to	1.50%	33.66%	to	31.79%
2023		428	$48.64	to	$116.07	$31,023	0.49%	0.10%	to	1.50%	33.33%	to	31.46%
2022		456	$36.48	to	$88.29	$25,107	0.44%	0.10%	to	1.50%	-26.39%	to	-27.41%
2021		532	$49.56	to	$121.63	$39,717	0.06%	0.10%	to	1.50%	27.70%	to	25.94%
2020		658	$38.81	to	$96.58	$36,919	0.23%	0.10%	to	1.50%	30.45%	to	28.62%
Fidelity® VIP Index 500 Portfolio - Initial Class
2024		183	$102.38	to	$118.18	$21,218	1.28%	1.25%	to	1.40%	23.35%	to	23.16%
2023		202	$83.00	to	$95.96	$19,027	1.44%	1.25%	to	1.40%	24.61%	to	24.43%
2022		228	$66.61	to	$77.12	$17,283	1.38%	1.25%	to	1.40%	-19.74%	to	-19.87%
2021		243	$82.48	to	$95.64	$22,841	1.25%	1.25%	to	1.40%	26.97%	to	26.78%
2020		267	$64.96	to	$75.44	$19,729	1.60%	1.25%	to	1.40%	16.77%	to	16.60%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
2024		8		$23.99		$203	3.41%		1.40%			0.38%
2023		9		$23.90		$207	3.15%		1.40%			4.69%
2022		13		$22.83		$301	2.10%		1.40%			-13.59%
2021		14		$26.60		$366	2.06%		1.40%			-1.99%
2020		15		$27.14		$411	2.22%		1.40%			7.87%
Franklin Small Cap Value VIP Fund - Class 2
2024		42	$39.60	to	$50.97	$1,889	0.93%	0.10%	to	1.50%	11.58%	to	10.04%
2023		44	$35.49	to	$46.32	$1,783	0.50%	0.10%	to	1.50%	12.63%	to	11.08%
2022		50	$31.51	to	$41.70	$1,793	0.94%	0.10%	to	1.50%	-10.15%	to	-11.41%
2021		56	$35.07	to	$47.07	$2,269	1.04%	0.10%	to	1.50%	25.25%	to	23.51%
2020		59	$28.00	to	$38.11	$1,980	1.20%	0.10%	to	1.50%	5.11%	to	3.62%
Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC
2024		47	$35.16	to	$35.61	$1,623	0.46%	0.10%	to	1.25%	14.79%	to	13.48%
2023		47	$30.63	to	$31.38	$1,415	0.49%	0.10%	to	1.25%	15.28%	to	13.98%
2022		40	$26.57	to	$27.53	$1,056	0.78%	0.10%	to	1.25%	-11.29%	to	-12.32%
2021		41	$29.95	to	$31.40	$1,248	0.58%	0.10%	to	1.25%	28.54%	to	27.07%
2020		48	$23.30	to	$24.71	$1,146	0.91%	0.10%	to	1.25%	2.42%	to	1.23%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
PIMCO VIT Real Return Portfolio - Administrative Class
2024		89	$16.01	to	$15.98	$1,428	2.96%	0.10%	to	1.25%	2.04%	to	0.82%
2023		150	$15.69	to	$15.85	$2,359	3.02%	0.10%	to	1.25%	3.56%	to	2.39%
2022		180	$15.15	to	$15.48	$2,736	6.73%	0.10%	to	1.25%	-12.02%	to	-12.98%
2021		197	$17.22	to	$17.79	$3,441	5.46%	0.10%	to	1.25%	5.51%	to	4.28%
2020		155	$16.32	to	$17.06	$2,603	1.38%	0.10%	to	1.25%	11.55%	to	10.28%
Pioneer High Yield VCT Portfolio - Class I
2024		38	$24.48	to	$23.04	$868	5.89%	0.10%	to	1.25%	8.61%	to	7.36%
2023		46	$22.54	to	$21.46	$965	5.20%	0.10%	to	1.25%	11.25%	to	9.94%
2022		48	$20.26	to	$18.63	$921	4.79%	0.10%	to	1.50%	-11.30%	to	-12.54%
2021		50	$22.84	to	$21.30	$1,083	5.54%	0.10%	to	1.50%	5.59%	to	4.16%
2020		34	$21.63	to	$20.45	$721	5.18%	0.10%	to	1.50%	2.37%	to	0.94%
Voya Government Money Market Portfolio - Class I
2024		2,312	$11.73	to	$13.83	$30,848	4.59%	0.10%	to	1.50%	4.83%	to	3.36%
2023		2,502	$11.19	to	$13.37	$32,464	4.34%	0.10%	to	1.50%	4.68%	to	3.16%
2022		2,173	$10.69	to	$12.96	$26,550	1.33%	0.10%	to	1.50%	1.33%	to	-0.08%
2021		2,245	$10.55	to	$12.97	$27,695	0.00%	0.10%	to	1.50%	0.00%	to	-1.44%
2020		2,648	$10.55	to	$9.13	$32,714	0.24%	0.10%	to	1.90%	0.19%	to	-1.72%
Voya Intermediate Bond Portfolio - Class I
2024		1,702	$17.38	to	$15.47	$39,483	4.58%	0.10%	to	2.25%	2.72%	to	0.98%
2023		1,921	$16.92	to	$26.38	$44,605	4.07%	0.10%	to	1.50%	7.22%	to	5.69%
2022		2,142	$15.78	to	$14.67	$46,832	2.69%	0.10%	to	2.25%	-14.56%	to	-16.31%
2021		2,441	$18.47	to	$17.53	$63,058	2.98%	0.10%	to	2.25%	-0.97%	to	-3.10%
2020		2,826	$18.65	to	$18.09	$73,855	3.53%	0.10%	to	2.25%	7.74%	to	5.42%
Voya Balanced Income Portfolio - Institutional Class
2024	07/08/2024	2,962	$10.51	to	$10.44	$30,854	(e)	0.10%	to	1.50%		(e)
2023		(e)		(e)		(e)	(e)		(e)			(e)
2022		(e)		(e)		(e)	(e)		(e)			(e)
2021		(e)		(e)		(e)	(e)		(e)			(e)
2020		(e)		(e)		(e)	(e)		(e)			(e)
Voya Balanced Income Portfolio - Service Class
2024		96	$22.68	to	$17.54	$1,997	1.22%	0.95%	to	1.40%	11.72%	to	11.22%
2023		128	$20.30	to	$15.77	$2,413	2.84%	0.95%	to	1.40%	10.33%	to	9.82%
2022		143	$18.40	to	$14.36	$2,446	2.16%	0.95%	to	1.40%	-14.70%	to	-15.08%
2021		165	$21.59	to	$16.93	$3,292	2.44%	0.95%	to	1.40%	8.06%	to	7.63%
2020		212	$19.98	to	$15.73	$3,908	3.43%	0.95%	to	1.40%	2.04%	to	1.55%
Voya Global Perspectives® Portfolio - Class A
2024		12	$14.51	to	$13.81	$159	3.17%	0.95%	to	1.40%	5.91%	to	5.42%
2023		12	$13.70	to	$13.10	$156	6.15%	0.95%	to	1.40%	9.08%	to	8.62%
2022		14	$12.56	to	$12.06	$169	2.79%	0.95%	to	1.40%	-18.39%	to	-18.73%
2021		13	$15.40	to	$14.86	$189	4.20%	0.95%	to	1.40%	4.69%	to	4.28%
2020		13	$14.71	to	$14.25	$192	2.51%	0.95%	to	1.40%	14.74%	to	14.18%
Voya Global Perspectives® Portfolio - Class I
2024		33	$15.89	to	$13.69	$513	3.60%	0.10%	to	1.50%	7.15%	to	5.71%
2023		33	$14.83	to	$12.95	$487	5.01%	0.10%	to	1.50%	10.42%	to	8.82%
2022		50	$13.43	to	$11.90	$671	3.33%	0.10%	to	1.50%	-17.61%	to	-18.72%
2021		48	$16.30	to	$14.64	$771	3.91%	0.10%	to	1.50%	5.98%	to	0.97%
2020		37	$15.38	to	$14.25	$560	3.29%	0.10%	to	1.25%	16.08%	to	14.73%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya High Yield Portfolio - Institutional Class
2024		747	$12.39	to	$11.44	$8,756	6.71%	0.10%	to	1.50%	7.27%	to	5.73%
2023		828	$11.55	to	$10.82	$9,129	6.49%	0.10%	to	1.50%	12.24%	to	4.44%
2022		929	$10.29	to	$9.83	$9,232	5.52%	0.10%	to	1.40%	-12.43%	to	-13.47%
2021		1,023	$11.75	to	$11.36	$11,714	5.38%	0.10%	to	1.40%	5.19%	to	3.74%
2020		1,189	$11.17	to	$10.95	$13,068	5.24%	0.10%	to	1.40%	5.88%	to	4.58%
Voya Inflation Protected Bond Plus Portfolio - Institutional Class
2024		3		$12.95		$41	5.00%		0.75%			1.33%
2023		3		$12.78		$39	6.25%		0.75%			3.48%
2022		12		$12.35		$153	4.18%		0.75%			-12.91%
2021		13		$14.26		$182	2.88%		0.75%			4.47%
2020		12		$13.65		$165	1.84%		0.75%			10.26%
Voya Inflation Protected Bond Plus Portfolio - Service Class
2024		152	$11.06	to	$10.39	$1,623	3.64%	0.95%	to	1.40%	0.91%	to	0.39%
2023		189	$10.96	to	$10.35	$2,006	3.26%	0.95%	to	1.40%	3.20%	to	2.78%
2022		228	$10.62	to	$10.07	$2,345	4.65%	0.95%	to	1.40%	-13.38%	to	-13.78%
2021		168	$12.33	to	$11.75	$2,001	2.78%	0.95%	to	1.40%	3.96%	to	3.52%
2020		164	$11.86	to	$11.35	$1,885	1.65%	0.95%	to	1.40%	9.71%	to	9.24%
Voya Large Cap Growth Portfolio - Institutional Class
2024		1,844	$68.83	to	$56.29	$142,226	0.00%	0.10%	to	1.50%	34.67%	to	32.79%
2023		2,034	$51.11	to	$42.39	$118,061	0.00%	0.10%	to	1.50%	37.73%	to	35.82%
2022		2,248	$37.11	to	$31.21	$96,012	0.00%	0.10%	to	1.50%	-30.57%	to	-31.54%
2021		2,466	$53.45	to	$45.59	$153,874	0.00%	0.10%	to	1.50%	19.41%	to	17.77%
2020		2,742	$44.76	to	$52.75	$145,364	0.46%	0.10%	to	1.90%	30.76%	to	28.41%
Voya Large Cap Value Portfolio - Institutional Class
2024		197	$43.57	to	$28.02	$6,755	1.70%	0.10%	to	1.50%	16.94%	to	15.31%
2023		223	$37.26	to	$24.29	$6,515	1.37%	0.10%	to	1.50%	13.63%	to	12.04%
2022		245	$32.79	to	$21.68	$6,362	1.52%	0.10%	to	1.50%	-3.30%	to	-4.66%
2021		248	$33.91	to	$22.74	$6,698	2.41%	0.10%	to	1.50%	26.86%	to	25.08%
2020		287	$26.73	to	$18.18	$6,270	1.99%	0.10%	to	1.50%	6.16%	to	4.72%
Voya Large Cap Value Portfolio - Service Class
2024		72	$35.30	to	$33.13	$2,459	1.62%	0.95%	to	1.40%	15.78%	to	15.27%
2023		88	$30.49	to	$28.74	$2,601	1.68%	0.95%	to	1.40%	12.22%	to	11.66%
2022		95	$27.17	to	$25.74	$2,504	1.55%	0.95%	to	1.40%	-4.80%	to	-5.23%
2021		86	$28.42	to	$27.04	$2,385	2.31%	0.95%	to	1.40%	25.47%	to	24.90%
2020		92	$22.65	to	$21.65	$2,025	1.81%	0.95%	to	1.40%	4.96%	to	4.49%
Voya Retirement Conservative Portfolio - Adviser Class
2024		154	$14.99	to	$13.99	$2,226	3.03%	0.95%	to	1.45%	4.68%	to	4.17%
2023		177	$14.32	to	$13.43	$2,456	1.86%	0.95%	to	1.45%	7.75%	to	7.18%
2022		236	$13.29	to	$12.53	$3,031	2.24%	0.95%	to	1.45%	-14.53%	to	-14.94%
2021		236	$15.60	to	$14.78	$3,570	2.08%	0.95%	to	1.45%	3.65%	to	3.14%
2020		249	$15.05	to	$14.33	$3,637	1.95%	0.95%	to	1.45%	9.30%	to	8.73%
Voya Retirement Growth Portfolio - Adviser Class
2024		83	$25.76	to	$22.00	$2,033	2.15%	0.95%	to	1.40%	13.43%	to	12.94%
2023		105	$22.71	to	$19.48	$2,253	1.42%	0.95%	to	1.40%	16.70%	to	16.16%
2022		115	$19.46	to	$16.77	$2,111	0.99%	0.95%	to	1.40%	-17.72%	to	-18.08%
2021		130	$23.59	to	$20.42	$2,925	1.69%	0.95%	to	1.40%	14.46%	to	13.89%
2020		134	$20.61	to	$17.93	$2,639	2.08%	0.95%	to	1.40%	12.56%	to	12.06%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Retirement Moderate Growth Portfolio - Adviser Class
2024		70	$23.98	to	$22.20	$1,588	1.75%	0.95%	to	1.45%	11.28%	to	10.67%
2023		113	$21.55	to	$20.06	$2,296	1.44%	0.95%	to	1.45%	14.26%	to	13.72%
2022		127	$18.86	to	$17.64	$2,272	1.08%	0.95%	to	1.45%	-17.21%	to	-17.65%
2021		168	$22.75	to	$21.39	$3,646	1.71%	0.95%	to	1.45%	12.85%	to	12.28%
2020		176	$20.16	to	$19.05	$3,388	1.90%	0.95%	to	1.45%	12.06%	to	11.53%
Voya Retirement Moderate Portfolio - Adviser Class
2024		97	$19.79	to	$16.61	$1,815	2.90%	0.95%	to	1.40%	6.80%	to	6.27%
2023		116	$18.53	to	$15.63	$2,049	1.59%	0.95%	to	1.40%	10.17%	to	9.68%
2022		130	$16.82	to	$14.25	$2,089	1.63%	0.95%	to	1.40%	-15.94%	to	-16.32%
2021		142	$20.02	to	$17.04	$2,706	1.74%	0.95%	to	1.40%	8.63%	to	8.12%
2020		140	$18.43	to	$15.76	$2,466	1.70%	0.95%	to	1.40%	11.09%	to	10.60%
Voya U.S. Stock Index Portfolio - Service Class
2024		35	$59.81	to	$18.55	$678	1.06%	0.75%	to	1.40%	23.50%	to	22.69%
2023		41	$48.43	to	$15.12	$645	0.99%	0.75%	to	1.40%	24.63%	to	23.83%
2022		77	$38.86	to	$12.21	$976	1.22%	0.75%	to	1.40%	-19.63%	to	-20.14%
2021		52	$48.05	to	$15.20	$822	0.90%	0.75%	to	1.40%	27.08%	to	26.25%
2020		59	$37.81	to	$12.04	$738	1.47%	0.75%	to	1.40%	16.99%	to	16.22%
VY® CBRE Global Real Estate Portfolio - Institutional Class
2024		65	$20.04	to	$16.51	$1,183	2.97%	0.10%	to	1.25%	0.30%	to	-0.90%
2023		69	$19.98	to	$16.66	$1,245	1.74%	0.10%	to	1.25%	12.50%	to	11.21%
2022		85	$17.76	to	$14.98	$1,403	3.21%	0.10%	to	1.25%	-25.03%	to	-25.88%
2021		87	$23.69	to	$20.21	$1,903	2.79%	0.10%	to	1.25%	34.30%	to	32.79%
2020		85	$17.64	to	$15.22	$1,398	5.08%	0.10%	to	1.25%	-4.91%	to	-5.99%
VY® CBRE Global Real Estate Portfolio - Service Class
2024		24	$18.13	to	$16.65	$417	2.84%	0.95%	to	1.40%	-0.82%	to	-1.25%
2023		24	$18.28	to	$16.86	$429	1.77%	0.95%	to	1.40%	11.26%	to	10.70%
2022		23	$16.43	to	$15.23	$360	2.81%	0.95%	to	1.40%	-25.28%	to	-25.60%
2021		23	$22.15	to	$20.63	$494	2.42%	0.95%	to	1.40%	32.87%	to	32.33%
2020		26	$16.67	to	$15.59	$416	5.18%	0.95%	to	1.40%	-5.98%	to	-6.42%
VY® CBRE Real Estate Portfolio - Service Class
2024		108	$30.58	to	$23.81	$3,116	2.44%	0.10%	to	1.25%	4.19%	to	2.98%
2023		113	$29.35	to	$23.12	$3,114	2.46%	0.10%	to	1.25%	13.94%	to	12.62%
2022		116	$25.76	to	$20.53	$2,823	1.48%	0.10%	to	1.25%	-27.21%	to	-28.04%
2021		129	$35.39	to	$28.53	$4,326	1.76%	0.10%	to	1.25%	51.76%	to	50.08%
2020		122	$23.32	to	$19.01	$2,703	2.19%	0.10%	to	1.25%	-6.61%	to	-7.72%
VY® Invesco Growth and Income Portfolio - Service Class
2024		43	$41.44	to	$37.70	$1,702	1.33%	0.10%	to	1.25%	16.01%	to	14.69%
2023		43	$35.72	to	$32.86	$1,459	1.66%	0.10%	to	1.25%	12.26%	to	10.94%
2022		47	$31.82	to	$29.62	$1,439	1.23%	0.10%	to	1.25%	-5.94%	to	-7.03%
2021		46	$33.83	to	$31.86	$1,493	1.14%	0.10%	to	1.25%	28.83%	to	27.39%
2020		38	$26.26	to	$25.01	$971	1.76%	0.10%	to	1.25%	2.78%	to	1.63%
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
2024		36	$22.79	to	$22.14	$802	1.07%	1.25%	to	1.40%	0.89%	to	0.73%
2023		40	$22.59	to	$21.98	$881	1.94%	1.25%	to	1.40%	5.46%	to	5.32%
2022		42	$21.42	to	$20.87	$870	0.00%	1.25%	to	1.40%	-27.27%	to	-27.38%
2021		58	$29.27	to	$28.57	$1,656	0.00%	1.25%	to	1.40%	-10.98%	to	-11.08%
2020		67	$32.88	to	$32.13	$2,145	0.51%	1.25%	to	1.40%	32.05%	to	31.84%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
2024		409	$15.99	to	$16.64	$7,172	0.81%	0.10%	to	1.40%	1.78%	to	0.48%
2023		437	$15.71	to	$16.56	$7,614	1.69%	0.10%	to	1.40%	6.44%	to	5.01%
2022		468	$14.76	to	$15.77	$7,671	0.00%	0.10%	to	1.40%	-26.16%	to	-27.53%
2021		497	$19.99	to	$21.64	$11,111	0.00%	0.10%	to	1.40%	-10.12%	to	-11.31%
2020		501	$22.24	to	$24.40	$12,570	0.31%	0.10%	to	1.40%	33.25%	to	31.54%
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class
2024		53	$44.75	to	$43.82	$2,476	0.30%	0.10%	to	1.25%	10.63%	to	9.36%
2023		51	$40.45	to	$40.07	$2,160	0.15%	0.10%	to	1.25%	12.14%	to	10.87%
2022		50	$36.07	to	$36.14	$1,871	0.00%	0.10%	to	1.25%	-17.84%	to	-18.79%
2021		60	$43.90	to	$44.50	$2,782	0.19%	0.10%	to	1.25%	18.20%	to	16.86%
2020		61	$37.14	to	$38.08	$2,388	0.00%	0.10%	to	1.25%	16.17%	to	14.84%
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
2024		1,352	$49.45	to	$46.75	$61,792	2.51%	0.10%	to	1.50%	12.36%	to	10.81%
2023		1,510	$44.01	to	$42.19	$61,697	2.06%	0.10%	to	1.50%	18.50%	to	16.84%
2022		1,606	$37.14	to	$36.11	$55,483	1.23%	0.10%	to	1.50%	-12.28%	to	-13.49%
2021		1,620	$42.34	to	$41.74	$64,398	0.82%	0.10%	to	1.50%	18.30%	to	16.66%
2020		1,621	$35.79	to	$35.78	$54,500	1.24%	0.10%	to	1.50%	17.85%	to	16.21%
VY® T. Rowe Price Equity Income Portfolio - Service Class
2024		65	$38.03	to	$45.02	$2,529	1.68%	0.10%	to	1.25%	11.36%	to	10.05%
2023		76	$34.15	to	$40.91	$2,706	1.68%	0.10%	to	1.25%	9.21%	to	8.00%
2022		100	$31.27	to	$37.88	$3,232	1.79%	0.10%	to	1.25%	-3.52%	to	-4.63%
2021		105	$32.41	to	$39.72	$3,565	1.61%	0.10%	to	1.25%	25.14%	to	23.74%
2020		109	$25.90	to	$32.10	$3,022	3.49%	0.10%	to	1.25%	0.86%	to	-0.31%
Voya Global Bond Portfolio - Initial Class
2024		441	$13.23	to	$10.46	$5,608	4.20%	0.10%	to	2.25%	-1.05%	to	-3.15%
2023		521	$13.37	to	$10.80	$6,765	3.67%	0.10%	to	2.25%	6.11%	to	3.85%
2022		590	$12.60	to	$10.40	$7,291	2.67%	0.10%	to	2.25%	-18.39%	to	-20.18%
2021		669	$15.44	to	$13.03	$10,252	2.86%	0.10%	to	2.25%	-4.87%	to	-6.86%
2020		805	$16.23	to	$13.99	$13,123	2.79%	0.10%	to	2.25%	9.07%	to	6.79%
Voya Global Bond Portfolio - Service Class
2024		1		$12.05		$11	0.00%		1.25%			-2.43%
2023		1		$12.35		$13	0.00%		1.25%			4.66%
2022		1		$11.80		$13	0.00%		1.25%			-19.56%
2021		1		$14.67		$18	5.13%		1.25%			-6.20%
2020		1		$15.64		$21	4.76%		1.25%			7.49%
Voya Global Insights Portfolio - Initial Class
2024		1,297	$38.78	to	$36.66	$50,502	0.00%	0.10%	to	1.50%	9.21%	to	7.67%
2023		1,449	$35.51	to	$34.04	$52,229	0.05%	0.10%	to	1.50%	32.55%	to	30.72%
2022		1,595	$26.79	to	$26.04	$43,920	0.00%	0.10%	to	1.50%	-31.99%	to	-32.96%
2021		1,720	$39.39	to	$38.84	$70,436	0.00%	0.10%	to	1.50%	15.24%	to	13.67%
2020		1,930	$34.18	to	$33.03	$69,252	1.02%	0.10%	to	1.90%	27.68%	to	25.35%
Voya International High Dividend Low Volatility Portfolio - Initial Class
2024		413	$17.37	to	$12.46	$5,600	4.70%	0.10%	to	1.50%	7.09%	to	5.59%
2023		460	$16.22	to	$11.80	$5,879	4.41%	0.10%	to	1.50%	14.79%	to	13.14%
2022		515	$14.13	to	$10.43	$5,821	4.37%	0.10%	to	1.50%	-9.01%	to	-10.24%
2021		538	$15.53	to	$11.62	$6,727	2.48%	0.10%	to	1.50%	11.97%	to	10.46%
2020		601	$13.87	to	$9.92	$6,795	3.09%	0.10%	to	1.90%	-0.79%	to	-2.65%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Solution 2025 Portfolio - Service Class
2024		160	$24.75	to	$21.43	$3,621	2.66%	0.10%	to	1.50%	8.46%	to	6.94%
2023		218	$22.82	to	$20.04	$4,562	2.75%	0.10%	to	1.50%	13.59%	to	12.02%
2022		228	$20.09	to	$17.89	$4,245	4.30%	0.10%	to	1.50%	-17.56%	to	-18.72%
2021		276	$24.37	to	$22.01	$6,272	2.45%	0.10%	to	1.50%	10.57%	to	9.01%
2020		328	$22.04	to	$20.19	$6,851	2.13%	0.10%	to	1.50%	13.43%	to	11.86%
Voya Solution 2035 Portfolio - Service Class
2024		340	$28.92	to	$25.46	$8,926	1.86%	0.10%	to	1.50%	11.70%	to	0.20%
2023		474	$25.89	to	$24.23	$11,219	3.40%	0.10%	to	1.25%	17.52%	to	16.21%
2022		475	$22.03	to	$20.85	$9,645	3.86%	0.10%	to	1.25%	-18.71%	to	-19.65%
2021		471	$27.10	to	$25.95	$11,831	2.22%	0.10%	to	1.25%	13.96%	to	12.68%
2020		498	$23.78	to	$23.03	$11,060	1.89%	0.10%	to	1.25%	14.33%	to	13.00%
Voya Solution 2045 Portfolio - Service Class
2024		350	$31.65	to	$29.88	$10,064	1.52%	0.10%	to	1.25%	14.14%	to	12.84%
2023		401	$27.73	to	$26.48	$10,183	3.15%	0.10%	to	1.25%	19.99%	to	18.64%
2022		413	$23.11	to	$22.32	$8,824	3.99%	0.10%	to	1.25%	-19.59%	to	-20.51%
2021		369	$28.74	to	$28.08	$9,853	1.89%	0.10%	to	1.25%	17.11%	to	15.79%
2020		343	$24.54	to	$24.25	$7,887	1.69%	0.10%	to	1.25%	16.19%	to	14.82%
Voya Solution 2055 Portfolio - Service Class
2024		28		$26.93		$754	1.23%		0.70%			14.26%
2023		23		$23.56		$547	3.08%		0.70%			19.78%
2022		18	$19.67	to	$19.39	$361	3.82%	0.70%	to	1.00%	-20.36%	to	-14.69%
2021		11		$24.70		$268	1.30%		0.70%			16.51%
2020		2		$21.20		$40	0.00%		0.70%			15.22%
Voya Solution 2065 Portfolio - Service Class
2024		20	$14.89	to	$14.52	$297	2.32%	0.70%	to	1.25%	14.27%	to	13.70%
2023		10	$13.03	to	$12.77	$134	1.03%	0.70%	to	1.25%	19.98%	to	11.24%
2022		6	$10.86	to	$10.78	$61	5.41%	0.70%	to	1.00%	-20.38%	to	-20.62%
2021	05/07/2021	1	$13.64	to	$13.53	$13	(b)	0.70%	to	1.25%		(b)
2020		(b)		(b)		(b)	(b)		(b)			(b)
Voya Solution Aggressive Portfolio - Initial Class
2024	07/08/2024	605	$10.56	to	$10.40	$6,342	(e)	0.10%	to	2.25%		(e)
2023		(e)		(e)		(e)	(e)		(e)			(e)
2022		(e)		(e)		(e)	(e)		(e)			(e)
2021		(e)		(e)		(e)	(e)		(e)			(e)
2020		(e)		(e)		(e)	(e)		(e)			(e)
Voya Solution Balanced Portfolio - Initial Class
2024	07/08/2024	507	$10.45	to	$10.39	$5,259	(e)	0.35%	to	1.50%		(e)
2023		(e)		(e)		(e)	(e)		(e)			(e)
2022		(e)		(e)		(e)	(e)		(e)			(e)
2021		(e)		(e)		(e)	(e)		(e)			(e)
2020		(e)		(e)		(e)	(e)		(e)			(e)
Voya Solution Conservative Portfolio - Initial Class
2024	07/08/2024	297	$10.31	to	$10.26	$3,043	(e)	0.70%	to	1.50%		(e)
2023		(e)		(e)		(e)	(e)		(e)			(e)
2022		(e)		(e)		(e)	(e)		(e)			(e)
2021		(e)		(e)		(e)	(e)		(e)			(e)
2020		(e)		(e)		(e)	(e)		(e)			(e)

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Solution Income Portfolio - Service Class
2024		100	$20.51	to	$17.38	$1,923	2.65%	0.10%	to	1.50%	6.16%	to	4.70%
2023		118	$19.32	to	$16.60	$2,160	2.90%	0.10%	to	1.50%	10.46%	to	8.92%
2022		123	$17.49	to	$15.24	$2,051	3.77%	0.10%	to	1.50%	-15.10%	to	-16.26%
2021		120	$20.60	to	$18.20	$2,358	3.46%	0.10%	to	1.50%	6.24%	to	4.78%
2020		112	$19.39	to	$17.37	$2,099	2.18%	0.10%	to	1.50%	11.82%	to	10.29%
Voya Solution Moderately Aggressive Portfolio - Service Class
2024		11	$18.12	to	$17.36	$196	1.61%	0.95%	to	1.40%	13.75%	to	13.24%
2023		11	$15.93	to	$15.33	$176	2.87%	0.95%	to	1.40%	17.48%	to	16.93%
2022		13	$13.56	to	$13.11	$173	2.62%	0.95%	to	1.40%	-19.91%	to	-20.26%
2021		17	$16.87	to	$16.39	$285	1.50%	0.95%	to	1.40%	16.02%	to	15.50%
2020		17	$14.54	to	$14.19	$248	1.58%	0.95%	to	1.40%	12.80%	to	12.35%
VY® American Century Small-Mid Cap Value Portfolio - Service Class
2024		43	$47.70	to	$54.73	$2,179	1.38%	0.10%	to	1.25%	7.92%	to	6.69%
2023		43	$44.20	to	$51.30	$2,020	1.82%	0.10%	to	1.25%	8.65%	to	7.41%
2022		63	$40.68	to	$47.76	$2,702	1.17%	0.10%	to	1.25%	-5.70%	to	-6.77%
2021		62	$43.14	to	$51.23	$2,783	0.83%	0.10%	to	1.25%	27.18%	to	25.72%
2020		73	$33.92	to	$40.75	$2,522	1.24%	0.10%	to	1.25%	3.41%	to	2.23%
VY® Baron Growth Portfolio - Service Class
2024		61	$53.58	to	$63.81	$3,513	0.00%	0.10%	to	1.50%	4.55%	to	3.10%
2023		91	$51.25	to	$61.89	$4,880	0.00%	0.10%	to	1.50%	14.68%	to	13.08%
2022		99	$44.69	to	$54.73	$4,634	0.00%	0.10%	to	1.50%	-23.76%	to	-24.82%
2021		106	$58.62	to	$72.80	$6,657	0.00%	0.10%	to	1.50%	20.32%	to	18.62%
2020		104	$48.72	to	$61.37	$5,428	0.00%	0.10%	to	1.50%	33.11%	to	31.27%
VY® Columbia Contrarian Core Portfolio - Service Class
2024		28	$55.33	to	$47.98	$1,510	0.30%	0.10%	to	1.50%	22.93%	to	21.22%
2023		27	$45.01	to	$39.58	$1,177	1.44%	0.10%	to	1.50%	31.65%	to	29.81%
2022		23	$34.19	to	$30.49	$763	0.33%	0.10%	to	1.50%	-18.73%	to	-19.87%
2021		27	$42.07	to	$38.05	$1,080	0.39%	0.10%	to	1.50%	23.81%	to	22.11%
2020		29	$33.98	to	$31.16	$961	0.00%	0.10%	to	1.50%	21.36%	to	19.66%
VY® Columbia Small Cap Value II Portfolio - Service Class
2024		24	$38.07	to	$28.34	$777	1.58%	0.10%	to	1.40%	11.15%	to	9.72%
2023		25	$34.25	to	$25.83	$746	0.58%	0.10%	to	1.40%	13.75%	to	12.26%
2022		35	$30.11	to	$23.01	$966	0.00%	0.10%	to	1.40%	-14.00%	to	-15.93%
2021		25	$35.01	to	$27.11	$768	0.34%	0.10%	to	1.40%	34.09%	to	32.37%
2020		18	$26.11	to	$20.48	$403	0.50%	0.10%	to	1.40%	9.43%	to	8.02%
VY® Invesco Comstock Portfolio - Service Class
2024		33	$45.41	to	$41.52	$1,429	1.62%	0.10%	to	1.50%	14.58%	to	12.98%
2023		34	$39.63	to	$36.74	$1,289	1.63%	0.10%	to	1.50%	11.92%	to	10.36%
2022		41	$35.41	to	$33.29	$1,408	1.83%	0.10%	to	1.50%	0.28%	to	-1.13%
2021		29	$35.31	to	$33.67	$999	1.75%	0.10%	to	1.50%	32.79%	to	30.96%
2020		23	$26.59	to	$25.71	$598	1.74%	0.10%	to	1.50%	-0.56%	to	-1.95%
VY® Invesco Equity and Income Portfolio - Initial Class
2024		1,171	$35.36	to	$31.61	$38,280	3.31%	0.10%	to	1.40%	11.90%	to	10.41%
2023		1,344	$31.60	to	$28.63	$39,679	2.15%	0.10%	to	1.40%	10.14%	to	8.74%
2022		1,547	$28.69	to	$26.33	$41,917	1.64%	0.10%	to	1.40%	-7.69%	to	-9.49%
2021		1,690	$31.08	to	$28.90	$50,151	1.44%	0.10%	to	1.40%	18.72%	to	17.15%
2020		1,874	$26.18	to	$24.67	$47,368	1.67%	0.10%	to	1.40%	9.86%	to	8.44%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
VY® JPMorgan Mid Cap Value Portfolio - Service Class
2024		41	$44.72	to	$53.52	$2,068	0.73%	0.10%	to	1.50%	13.91%	to	12.32%
2023		56	$39.26	to	$47.64	$2,564	0.96%	0.10%	to	1.50%	10.44%	to	8.89%
2022		70	$35.55	to	$43.75	$2,875	0.89%	0.10%	to	1.50%	-8.71%	to	-10.00%
2021		74	$38.94	to	$48.61	$3,395	0.65%	0.10%	to	1.50%	29.37%	to	27.59%
2020		88	$30.10	to	$38.10	$3,084	1.03%	0.10%	to	1.50%	0.17%	to	-1.22%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
2024		705	$61.44	to	$57.53	$43,994	0.00%	0.10%	to	1.50%	23.80%	to	22.07%
2023		784	$49.63	to	$47.13	$40,002	0.00%	0.10%	to	1.50%	20.84%	to	19.17%
2022		869	$41.07	to	$39.55	$37,047	0.00%	0.10%	to	1.50%	-24.42%	to	-25.48%
2021		961	$54.34	to	$53.07	$54,735	0.00%	0.10%	to	1.50%	13.68%	to	12.10%
2020		1,036	$47.80	to	$47.34	$52,502	0.09%	0.10%	to	1.50%	31.72%	to	29.88%
VY® T. Rowe Price Growth Equity Portfolio - Initial Class
2024		190	$70.68	to	$121.73	$17,467	0.00%	0.10%	to	1.50%	29.57%	to	27.76%
2023		216	$54.55	to	$95.28	$15,277	0.00%	0.10%	to	1.50%	46.72%	to	44.71%
2022		233	$37.18	to	$65.84	$11,157	0.00%	0.10%	to	1.50%	-40.68%	to	-41.51%
2021		278	$62.68	to	$112.57	$23,039	0.00%	0.10%	to	1.50%	19.96%	to	18.28%
2020		306	$52.25	to	$95.17	$20,968	0.00%	0.10%	to	1.50%	36.53%	to	34.65%
Voya Growth and Income Portfolio - Class A
2024		36		$44.44		$1,597	0.45%		1.25%			21.79%
2023		41		$36.49		$1,506	0.63%		1.25%			25.18%
2022		46		$29.15		$1,346	0.63%		1.25%			-16.14%
2021		53		$34.76		$1,849	0.57%		1.25%			26.82%
2020		60		$27.41		$1,641	0.87%		1.25%			15.26%
Voya Growth and Income Portfolio - Class I
2024		2,531	$57.37	to	$29.19	$241,706	0.87%	0.10%	to	2.25%	23.72%	to	21.27%
2023		2,846	$46.37	to	$24.07	$222,380	1.13%	0.10%	to	2.25%	27.25%	to	24.33%
2022		3,156	$36.44	to	$19.36	$196,327	1.06%	0.10%	to	2.25%	-14.78%	to	-16.59%
2021		3,469	$42.76	to	$23.21	$251,843	1.02%	0.10%	to	2.25%	28.87%	to	26.14%
2020		3,838	$33.18	to	$18.40	$218,650	1.26%	0.10%	to	2.25%	17.12%	to	14.64%
Voya Emerging Markets Index Portfolio - Class I
2024		42	$12.65	to	$11.19	$501	5.15%	0.10%	to	1.25%	6.04%	to	4.87%
2023		41	$11.93	to	$10.67	$469	7.50%	0.10%	to	1.25%	9.45%	to	8.22%
2022		41	$10.90	to	$9.86	$438	1.85%	0.10%	to	1.25%	-20.96%	to	-21.93%
2021		39	$13.79	to	$12.63	$534	0.95%	0.10%	to	1.25%	-3.84%	to	-4.89%
2020		37	$14.34	to	$13.28	$521	2.76%	0.10%	to	1.25%	17.54%	to	16.08%
Voya Global High Dividend Low Volatility Portfolio - Class I
2024		77	$18.71	to	$16.67	$1,332	2.80%	0.10%	to	1.25%	12.85%	to	11.51%
2023		94	$16.58	to	$14.61	$1,456	2.85%	0.10%	to	1.50%	6.62%	to	5.18%
2022		107	$15.55	to	$13.89	$1,565	2.48%	0.10%	to	1.50%	-5.01%	to	-6.34%
2021		107	$16.37	to	$14.83	$1,660	2.59%	0.10%	to	1.50%	20.72%	to	19.12%
2020		104	$13.56	to	$12.45	$1,346	2.29%	0.10%	to	1.50%	-0.88%	to	-2.35%
Voya Global High Dividend Low Volatility Portfolio - Class S
2024		50	$16.49	to	$15.77	$805	2.59%	0.95%	to	1.40%	11.57%	to	11.06%
2023		56	$14.78	to	$14.20	$817	2.57%	0.95%	to	1.40%	5.42%	to	4.95%
2022		65	$14.02	to	$13.53	$895	2.26%	0.95%	to	1.40%	-5.78%	to	-6.17%
2021		71	$14.92	to	$14.46	$1,048	2.30%	0.95%	to	1.40%	19.46%	to	18.91%
2020		77	$12.49	to	$12.16	$952	1.86%	0.95%	to	1.40%	-2.04%	to	-2.49%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Index Plus LargeCap Portfolio - Class I
2024		1,166	$57.90	to	$33.07	$73,040	0.87%	0.10%	to	2.25%	25.05%	to	22.39%
2023		1,255	$46.30	to	$27.02	$63,935	0.95%	0.10%	to	2.25%	25.95%	to	23.27%
2022		1,412	$36.76	to	$21.92	$57,619	0.80%	0.10%	to	2.25%	-19.12%	to	-20.84%
2021		1,588	$45.45	to	$27.69	$81,048	1.04%	0.10%	to	2.25%	29.12%	to	26.38%
2020		1,797	$35.20	to	$21.91	$71,703	1.46%	0.10%	to	2.25%	15.79%	to	13.35%
Voya Index Plus MidCap Portfolio - Class I
2024		121	$43.08	to	$69.53	$6,366	1.07%	0.10%	to	1.50%	15.06%	to	13.46%
2023		127	$37.44	to	$61.28	$5,805	1.03%	0.10%	to	1.50%	17.40%	to	15.78%
2022		130	$31.89	to	$52.93	$5,068	0.84%	0.10%	to	1.50%	-14.39%	to	-15.57%
2021		138	$37.25	to	$62.69	$6,309	0.88%	0.10%	to	1.50%	27.61%	to	25.83%
2020		162	$29.19	to	$49.82	$5,765	1.23%	0.10%	to	1.50%	8.15%	to	6.64%
Voya Index Plus SmallCap Portfolio - Class I
2024		67	$40.20	to	$45.47	$2,896	1.23%	0.10%	to	1.50%	8.56%	to	7.06%
2023		74	$37.03	to	$42.46	$2,970	0.98%	0.10%	to	1.50%	18.12%	to	16.42%
2022		75	$31.35	to	$36.47	$2,562	0.85%	0.10%	to	1.50%	-14.11%	to	-15.28%
2021		82	$36.50	to	$43.05	$3,307	0.69%	0.10%	to	1.50%	28.34%	to	26.54%
2020		99	$28.44	to	$34.02	$3,044	0.98%	0.10%	to	1.50%	5.26%	to	3.81%
Voya International Index Portfolio - Class I
2024		488	$17.67	to	$23.52	$9,556	2.92%	0.10%	to	1.40%	2.91%	to	1.55%
2023		546	$17.17	to	$23.16	$10,433	4.99%	0.10%	to	1.40%	17.68%	to	16.09%
2022		585	$14.59	to	$19.95	$9,709	2.93%	0.10%	to	1.40%	-14.68%	to	-15.96%
2021		526	$17.10	to	$23.69	$10,556	2.10%	0.10%	to	1.40%	10.75%	to	9.32%
2020		553	$15.44	to	$20.78	$10,245	2.58%	0.10%	to	1.75%	7.75%	to	6.02%
Voya International Index Portfolio - Class S
2024		2		$21.14		$39	2.60%		1.25%			1.44%
2023		2		$20.84		$38	3.39%		1.25%			16.10%
2022		1		$17.95		$21	2.67%		1.25%			-15.93%
2021		3		$21.35		$54	1.89%		1.25%			9.21%
2020		3		$19.55		$52	1.98%		1.25%			6.31%
Voya Russell™ Large Cap Growth Index Portfolio - Class I
2024		776	$126.47	to	$101.15	$77,403	0.41%	0.10%	to	1.50%	34.46%	to	32.59%
2023		869	$94.06	to	$76.28	$65,074	0.51%	0.10%	to	1.50%	45.85%	to	43.82%
2022		955	$64.49	to	$53.04	$49,567	0.40%	0.10%	to	1.50%	-30.10%	to	-31.07%
2021		1,034	$92.26	to	$76.95	$77,734	0.51%	0.10%	to	1.50%	30.53%	to	28.72%
2020		1,144	$70.68	to	$54.36	$66,701	0.56%	0.10%	to	1.75%	38.32%	to	36.04%
Voya Russell™ Large Cap Index Portfolio - Class I
2024		455	$64.66	to	$64.39	$29,770	1.06%	0.10%	to	2.25%	26.81%	to	24.11%
2023		465	$50.99	to	$51.88	$24,409	1.24%	0.10%	to	2.25%	29.28%	to	26.54%
2022		474	$39.44	to	$41.00	$19,617	0.63%	0.10%	to	2.25%	-20.15%	to	-21.85%
2021		515	$49.39	to	$52.46	$26,884	1.12%	0.10%	to	2.25%	27.26%	to	24.58%
2020		558	$38.81	to	$42.11	$23,463	1.39%	0.10%	to	2.25%	21.74%	to	19.12%
Voya Russell™ Large Cap Value Index Portfolio - Class I
2024		1,059	$24.13	to	$43.32	$28,527	2.12%	0.10%	to	1.45%	14.90%	to	13.31%
2023		1,159	$21.00	to	$38.23	$27,857	2.17%	0.10%	to	1.45%	10.12%	to	8.67%
2022		1,289	$19.07	to	$35.18	$28,861	1.30%	0.10%	to	1.45%	-5.55%	to	-7.37%
2021		1,400	$20.19	to	$37.77	$33,511	2.13%	0.10%	to	1.45%	22.81%	to	21.21%
2020		1,520	$16.44	to	$30.06	$30,295	1.00%	0.10%	to	1.75%	1.42%	to	-0.30%

68

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Russell™ Large Cap Value Index Portfolio - Class S
2024		19	$43.03	to	$42.01	$808	1.78%	1.25%	to	1.40%	13.24%	to	13.05%
2023		21	$38.00	to	$37.16	$765	1.82%	1.25%	to	1.40%	8.60%	to	8.46%
2022		26	$34.99	to	$34.26	$886	1.11%	1.25%	to	1.40%	-7.41%	to	-7.56%
2021		30	$37.57	to	$36.85	$1,097	1.87%	1.25%	to	1.40%	21.15%	to	20.98%
2020		30	$31.01	to	$30.46	$931	0.90%	1.25%	to	1.40%	-0.06%	to	-0.20%
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
2024		108	$68.90	to	$60.79	$2,422	0.17%	0.70%	to	1.50%	20.41%	to	19.45%
2023		123	$57.21	to	$50.89	$2,223	0.19%	0.70%	to	1.50%	24.15%	to	23.16%
2022		140	$46.08	to	$41.32	$2,027	0.00%	0.70%	to	1.50%	-27.67%	to	-28.24%
2021		147	$63.71	to	$57.58	$3,012	0.03%	0.70%	to	1.50%	11.24%	to	10.35%
2020		153	$57.27	to	$52.18	$2,869	0.12%	0.70%	to	1.50%	33.59%	to	32.54%
Voya Russell™ Mid Cap Index Portfolio - Class I
2024		54	$47.95	to	$35.65	$2,266	1.20%	0.10%	to	1.25%	14.80%	to	13.50%
2023		64	$41.77	to	$31.41	$2,403	1.71%	0.10%	to	1.25%	16.71%	to	15.35%
2022		60	$35.79	to	$27.23	$1,917	0.91%	0.10%	to	1.25%	-17.71%	to	-18.62%
2021		58	$43.49	to	$33.46	$2,248	0.96%	0.10%	to	1.25%	22.06%	to	20.62%
2020		59	$35.63	to	$27.74	$1,899	1.26%	0.10%	to	1.25%	16.55%	to	15.25%
Voya Russell™ Small Cap Index Portfolio - Class I
2024		217	$37.92	to	$13.53	$4,430	1.19%	0.10%	to	1.40%	11.01%	to	9.55%
2023		246	$34.16	to	$12.35	$4,512	1.78%	0.10%	to	1.40%	16.55%	to	14.99%
2022		249	$29.31	to	$10.74	$3,708	0.79%	0.10%	to	1.40%	-20.76%	to	-22.68%
2021		258	$36.99	to	$13.73	$4,612	0.67%	0.10%	to	1.40%	14.24%	to	12.73%
2020		284	$32.38	to	$12.18	$4,370	0.95%	0.10%	to	1.40%	19.44%	to	17.91%
Voya Small Company Portfolio - Class I
2024		217	$38.35	to	$80.56	$14,346	0.87%	0.10%	to	1.50%	10.42%	to	8.89%
2023		233	$34.73	to	$73.97	$14,202	0.44%	0.10%	to	1.50%	17.89%	to	16.23%
2022		263	$29.46	to	$63.64	$13,866	0.00%	0.10%	to	1.50%	-16.76%	to	-17.92%
2021		293	$35.39	to	$77.53	$18,723	0.15%	0.10%	to	1.50%	14.64%	to	13.05%
2020		341	$30.87	to	$31.62	$19,054	0.50%	0.10%	to	1.90%	12.17%	to	10.14%
Voya U.S. Bond Index Portfolio - Class I
2024		83	$14.71	to	$11.40	$1,101	3.84%	0.10%	to	1.50%	0.68%	to	-0.70%
2023		101	$14.61	to	$11.48	$1,344	4.38%	0.10%	to	1.50%	4.96%	to	3.42%
2022		119	$13.92	to	$11.10	$1,484	2.17%	0.10%	to	1.50%	-13.22%	to	-14.35%
2021		115	$16.04	to	$12.96	$1,653	1.87%	0.10%	to	1.50%	-1.96%	to	-3.36%
2020		159	$16.36	to	$13.41	$2,412	3.31%	0.10%	to	1.50%	7.07%	to	5.59%
Voya MidCap Opportunities Portfolio - Class I
2024		468	$56.76	to	$58.07	$16,092	0.00%	0.10%	to	1.50%	15.79%	to	14.18%
2023		521	$49.02	to	$50.85	$15,543	0.00%	0.10%	to	1.50%	23.44%	to	21.71%
2022		584	$39.71	to	$41.78	$14,301	0.00%	0.10%	to	1.50%	-25.15%	to	-26.20%
2021		642	$53.05	to	$56.61	$21,044	0.00%	0.10%	to	1.50%	11.94%	to	10.42%
2020		696	$47.39	to	$25.72	$20,453	0.11%	0.10%	to	1.75%	41.00%	to	38.65%
Voya MidCap Opportunities Portfolio - Class S
2024		66	$56.14	to	$32.23	$3,006	0.00%	0.95%	to	1.40%	14.43%	to	13.93%
2023		73	$49.06	to	$28.29	$2,908	0.00%	0.95%	to	1.40%	22.19%	to	21.57%
2022		79	$40.15	to	$23.27	$2,556	0.00%	0.95%	to	1.40%	-24.91%	to	-25.22%
2021		97	$54.20	to	$31.55	$4,268	0.00%	0.95%	to	1.40%	10.77%	to	10.28%
2020		102	$48.93	to	$28.61	$4,151	0.06%	0.95%	to	1.40%	39.44%	to	38.82%

69

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya SmallCap Opportunities Portfolio - Class I
2024		59	$42.19	to	$31.25	$2,326	0.73%	0.10%	to	1.25%	18.78%	to	17.44%
2023		61	$35.52	to	$26.61	$2,037	0.00%	0.10%	to	1.25%	20.82%	to	19.43%
2022		61	$29.40	to	$22.28	$1,645	0.00%	0.10%	to	1.25%	-23.16%	to	-24.06%
2021		63	$38.26	to	$29.34	$2,218	0.00%	0.10%	to	1.25%	4.56%	to	3.38%
2020		61	$36.59	to	$28.38	$2,047	0.00%	0.10%	to	1.25%	26.22%	to	24.80%
Voya SmallCap Opportunities Portfolio - Class S
2024		63	$30.09	to	$25.87	$1,749	0.54%	0.95%	to	1.40%	17.49%	to	16.95%
2023		67	$25.61	to	$22.12	$1,603	0.00%	0.95%	to	1.40%	19.51%	to	18.92%
2022		74	$21.43	to	$18.60	$1,477	0.00%	0.95%	to	1.40%	-24.49%	to	-24.82%
2021		80	$28.21	to	$24.59	$2,117	0.00%	0.95%	to	1.40%	3.41%	to	2.93%
2020		102	$27.28	to	$23.89	$2,601	0.00%	0.95%	to	1.40%	24.85%	to	24.30%
Wanger Acorn
2024		60	$41.29	to	$42.76	$2,439	0.00%	0.10%	to	1.25%	14.06%	to	12.73%
2023		68	$36.20	to	$37.92	$2,447	0.00%	0.10%	to	1.25%	21.64%	to	20.23%
2022		41	$29.76	to	$30.11	$1,227	0.00%	0.10%	to	1.50%	-33.54%	to	-34.44%
2021		55	$44.78	to	$45.93	$2,523	0.75%	0.10%	to	1.50%	8.79%	to	7.26%
2020		59	$41.16	to	$42.82	$2,524	0.00%	0.10%	to	1.50%	24.09%	to	22.38%
Wanger International
2024		70	$19.20	to	$14.17	$1,195	1.43%	0.10%	to	1.25%	-8.31%	to	-9.40%
2023		70	$20.94	to	$15.64	$1,318	0.31%	0.10%	to	1.25%	16.79%	to	15.51%
2022		80	$17.93	to	$13.02	$1,282	0.77%	0.10%	to	1.50%	-33.89%	to	-34.83%
2021		86	$27.12	to	$19.98	$2,073	0.52%	0.10%	to	1.50%	18.69%	to	17.05%
2020		86	$22.85	to	$17.07	$1,775	1.72%	0.10%	to	1.50%	14.25%	to	12.67%

A	The Fund Inception Date represents the first date the fund received money.
B	The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
C	The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense, administrative, and other charges, as defined in the Charges and Fees Note.
D	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(b)	As subaccount had no investments until 2021, this data is not meaningful and therefore not presented.
(e)	As subaccount had no investments until 2024, this data is not meaningful and therefore not presented.

70

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
——————————————————————
FORM 10-K

(Mark One)
☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2024

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ______________ to ______________

Commission File Number: 033-23376

VOYA RETIREMENT INSURANCE & ANNUITY CO

(Exact name of registrant as specified in its charter)

Connecticut	71-0294708
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

One Orange Way	Windsor, Connecticut	06095-4774	(860) 580-4646
(Address of principal executive offices)		(Zip Code)	(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    ☐ Yes       ☒ No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act    ☐ Yes       ☒ No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. ☒ Yes       ☐ No

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). ☒ Yes       ☐ No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer", "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☐
		Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐
If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements.    ☐

Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery period pursuant to §240.10D-1(b).     ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).        ☐ Yes       ☒ No

State the aggregate market value of the voting and non-voting common equity held by non-affiliates: None

As of March 1, 2025, 55,000 shares of Common Stock, $50 par value were outstanding, all of which were directly owned by Voya Holdings Inc.
NOTE: WHEREAS VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY MEETS THE CONDITIONS SET FORTH IN GENERAL INSTRUCTION I(1)(a) AND (b) OF FORM 10-K, THIS FORM IS BEING FILED WITH THE REDUCED DISCLOSURE FORMAT PURSUANT TO GENERAL INSTRUCTION I(2).

1

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Form 10-K for the period ended December 31, 2024

2

NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K, including "Risk Factors," "Management's Narrative Analysis of the Results of Operations and Financial Condition" and "Business" contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) global market risks, including general economic conditions, our ability to manage such risks and interest rates; (ii) liquidity and credit risks, including financial strength or credit ratings downgrades, requirements to post collateral, and availability of funds through lending programs; (iii) strategic and business risks, including our ability to maintain market share or otherwise manage our third party relationships; (iv) investment risks, including the ability to achieve desired returns and liquidate certain assets; (v) operational risks, including cybersecurity and privacy failures and our dependence on third parties; (vi) tax, regulatory and legal risks, including limits on our ability to use deferred tax assets, changes in law, regulation or accounting standards, and our ability to comply with regulations and (vii) other factors described in Part I, Item 1A. Risk Factors.

The risks included here are not exhaustive. Current reports on Form 8-K and other documents filed with the Securities and Exchange Commission ("SEC") include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.

3

PART I
Item 1.    Business

For the purposes of this discussion, the terms "VRIAC," "the Company," "we," "our," and "us" refer to Voya Retirement Insurance and Annuity Company and its subsidiaries.

Organization of Business

Voya Retirement Insurance and Annuity Company ("VRIAC") is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, "the Company") provide financial products and services in the United States. VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

VRIAC is a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc. ("Voya Financial").

Description of Business

We offer annuity contracts that include a variety of funding and payout options for employer-sponsored retirement plans as well as some individual plans qualified under Internal Revenue Code Sections 401, 403, 408, 457, and 501, as well as non-qualified deferred compensation plans and related services. Our products are offered primarily to small and mid-sized corporations, public and private school systems, higher education institutions, hospitals and healthcare facilities, religious and other not-for-profit organizations, state and local governments, and individuals. We also provide stable value investment options, including separate account guaranteed investment contracts (e.g., GICs), and synthetic GICs, to institutional clients. Our products are generally distributed through third-party brokers and advisors, third-party administrators, pension consultants including national aggregators, and representatives associated with Voya Financial's owned broker-dealer and investment advisor, Voya Financial Advisors, Inc. ("VFA").

We have one operating segment, which offers the products described below.

Products and Services

Our products include deferred and immediate (i.e., payout) annuity contracts. Our products also include programs offered to qualified and non-qualified deferred compensation plans that package administrative and record-keeping services, proprietary and non proprietary fixed and variable investment options, participant communications and education programs, and a broad suite of financial wellness and retirement income solutions including retirement and financial planning guidance and advisory products, tools and services. In addition, we offer wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with us. Stable value products are also provided to institutional plan sponsors where we may or may not be providing other employer sponsored products and services.

Annuity contracts offered by us contain variable and fixed investment options. Variable options generally provide for assumption by the customer of investment risks. Assets supporting variable annuity options are held in separate accounts that invest in mutual funds distributed by VRIAC and managed or distributed by its affiliates, or unaffiliated entities. Variable separate account investment income and net gains and losses are not reflected in the Consolidated Statements of Operations.

Fixed options are either "fully-guaranteed" or "experience-rated." Fully-guaranteed fixed options provide guarantees on investment returns. Experience-rated fixed options require the contract owner to assume certain investment risks, including net gains and losses on the sale of invested assets and other risks subject to, among other things, principal and interest guarantees.

Other variable annuity contracts contain minimum interest rate guarantees and allow the contract holder to select either the market value of the account or the book value of the account at termination. The book value of the account is equal to deposits plus interest, less any withdrawals. Under the terms of the contract, the book value settlement is paid out over time. These guarantees are offered in our Stabilizer and managed custody guarantee products ("MCG").

4

Fees and Margins

Insurance and expense charges, investment management fees and other fees earned by us vary by product and depend on, among other factors, the funding option selected by the customer under the product. For annuity products where assets are allocated to variable funding options through a separate account, we may charge the separate account asset-based insurance and expense fees.

In addition, where the customer selects a variable funding option, we may receive compensation from the fund's adviser, administrator, or other affiliated entity, for the performance of certain administrative, recordkeeping or other services. This compensation may include a share of the management fee, service fees, 12b-1 distribution fees or other revenues based on a percentage of average net assets held in the fund. For funds managed by an affiliate, additional compensation may be received in the form of intercompany payments from the fund's investment advisor or the investment advisor's parent in order to allocate revenue and profits across the organization.

For fixed funding options, we earn a margin that is based on the difference between income earned on the investments supporting the liability and interest credited to customers.

In connection with programs offered to qualified plans and non-qualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, we may receive 12b-1 and service plan fees, as well as compensation from the affiliated or non-affiliated fund's advisor, administrator, or other affiliated entity for the performance of certain shareholder services.

We may also receive other fees or charges depending on the nature of the products.

Strategy, Method of Distribution and Principal Markets

Our products are offered primarily to small and mid-sized corporations, public and private school systems, higher education institutions, hospitals and healthcare facilities, religious and other not-for-profit organizations, state and local governments, and individuals. Our products are generally distributed through independent brokers and advisors, third-party administrators, pension consultants including national aggregators, and representatives associated with Voya Financial's owned broker-dealer and investment advisor, VFA.

We are not dependent upon any single customer and no single customer accounted for more than 10% of consolidated revenue in 2024. In addition, the loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on us.

Assets Under Management and Administration

A substantial portion of our fees, other charges and margins, are based on assets under management ("AUM"). AUM represents on-balance sheet assets supporting customer account values/liabilities and surplus as well as off-balance sheet institutional/mutual funds. Customer account values reflect the amount of policyholder equity that has accumulated within retirement and annuity products. AUM includes general account assets in which we bear the investment risk, separate account assets in which the contract owner bears the investment risk and off-balance sheet institutional/mutual funds. AUM-based revenues increase or decrease with a rise or fall in the amount of AUM, whether caused by changes in capital markets or by net flows. AUM is principally affected by net deposits (i.e., new deposits, less surrenders and other outflows) and investment performance (i.e., interest credited to contract owner accounts for assets that earn a fixed return or market performance for assets that earn a variable return). Assets under administration ("AUA") represent accumulated assets on contracts pursuant to which we either provide administrative services or product guarantees for assets managed by third parties. Fees earned on AUA are generally based on the number of participants, asset levels or the level of services or product guarantees that are provided.

5

The AUM, AUA and deposits, were as follows as of the period indicated:

December 31,
($ in millions)	2024
Deposits:
Variable annuities	$9,962
Fixed annuities	2,472
Total annuities	12,434
Other products	891
Total deposits	$13,325

Assets under management:
Variable annuities	$90,590
Fixed annuities	26,404
Total annuities	116,994
Other products	11,667
Total assets under management	$128,661

Assets under administration	466,075
Total assets under management and administration	$594,736

Competition

Within the retirement business, competition from traditional insurance carriers, 403(b) and 457 plan providers, as well as banks, mutual fund companies, and other investment managers, offers consumers many choices. Principal competitive factors are reputation for investment performance, product features, service, cost, and the perceived financial strength of the investment manager. Competition may affect, among other matters, both business growth and the pricing of our products and services.

Reinsurance Arrangements

We utilize indemnity reinsurance agreements to reduce our exposure to losses from our annuity insurance business. Reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge our primary liability as the direct insurer of the risks. Reinsurance treaties are structured as monthly or yearly renewable term, coinsurance, or modified coinsurance. All agreements that we currently have relate to specifically-identified blocks of business or contracts; therefore, the agreements do not cover new contracts written, if any.

See Liquidity and Capital Resources-Reinsurance in Management's Narrative Analysis of the Results of Operations and Financial Condition in Part II, Item 7. of this Annual Report on Form 10-K for further discussion of our reinsurance arrangements.

Investment Overview and Strategy

Our investment strategy seeks to achieve sustainable risk-adjusted returns by focusing on principal preservation, disciplined matching of asset characteristics with liability requirements and the diversification of risks. Investment activities are undertaken according to investment policy statements that contain internally established guidelines and risk tolerances and in all cases are required to comply with applicable laws and insurance regulations. Risk tolerances are established for credit risk, credit spread risk, market risk, liquidity risk and concentration risk across issuers, sectors and asset types that seek to mitigate the impact of cash flow variability arising from these risks.

Investments are managed by Voya Investment Management LLC, our affiliate, pursuant to an investment advisory agreement. Portfolios are established for groups of products with similar liability characteristics within us. Our investment portfolio consists largely of high quality fixed maturity securities and short-term investments, investments in commercial mortgage loans, limited partnerships and other instruments, including a small amount of equity holdings. Fixed maturity securities include publicly issued corporate bonds, government bonds, privately placed notes and bonds, mortgage-backed securities and asset-

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backed securities. We use derivatives for hedging purposes and to replicate exposure to other assets as a more efficient means of assuming credit exposure similar to bonds of the underlying issuer(s).

Employees and Other Shared Services

VRIAC had 1,704 employees as of December 31, 2024, primarily focused on managing new business processing, product distribution, marketing, customer service and product management for us and certain of our affiliates, as well as providing product development, actuarial and finance services to us and certain of our affiliates. We also utilize services provided by Voya Services Company and other affiliates. These services include risk management, human resources, investment management, information technology, legal and compliance services, as well as other new business processing, actuarial and finance related services. The affiliated companies are reimbursed for our use of various services and facilities under a variety of intercompany agreements.

REGULATION

Our operations and businesses are subject to a significant number of Federal and state laws, regulations, and administrative determinations. Following is a description of certain legal and regulatory frameworks to which we are or may be subject.

Insurance Regulation

Our operations are subject to comprehensive regulation and supervision under U.S. state and federal laws. Each U.S. state, the District of Columbia and U.S. territories and possessions have insurance laws that apply to companies licensed to conduct insurance business in the jurisdiction. We are subject to the insurance laws of the State of Connecticut, where we are domiciled and other jurisdictions in which we transact business. The primary regulators of our insurance operations are the insurance departments of Connecticut, Minnesota and New York.

State insurance laws and regulations grant insurance regulators broad regulatory and administrative powers with respect to all aspects of the insurance business. State regulators enforce the requirements of insurance laws and regulations through periodic market conduct examinations and other examinations. State insurance laws and regulations regulating affiliate transactions, the payment of dividends and change of control transactions are discussed in greater detail below.

State insurance laws and regulations require us to file financial statements with state insurance regulators everywhere we are licensed and our operations and accounts are subject to examination by those regulators at any time. We prepare statutory financial statements in accordance with accounting practices and procedures developed by regulators to monitor and regulate the solvency of insurance companies and their ability to pay current and future policyholder obligations. The National Association of Insurance Commissioners ("NAIC") has approved these uniform statutory accounting principles which have in turn been adopted, in some cases with minor modifications, by all state insurance regulators.

We are subject to periodic financial examinations and other inquiries and investigations by our state insurance regulators and other state law enforcement agencies and attorneys general.

Insurance Holding Company Regulation

Because we are part of an affiliated group of companies, we are subject to the insurance holding company law of the State of Connecticut, our state of domicile. State insurance holding company law generally requires each insurance company directly or indirectly owned by the holding company to register with the insurance regulator in the insurance company’s state of domicile and to furnish annually financial and other information about the operations of companies within the holding company system.

Affiliate Transactions. Generally, all transactions affecting the insurers in the holding company system must be fair and reasonable and, if material, require prior notice and approval or non-disapproval by the insurance commissioner of the state of domicile of the insurance subsidiary proposing the material transaction.

Change of Control. State insurance holding company regulations, including those of Connecticut, generally provide that no person, corporation or other entity may acquire control of an insurance company, or a controlling interest in any parent company of an insurance company, without the prior approval of such insurance company’s domiciliary state insurance regulator. Under Connecticut law, any person acquiring, directly or indirectly, 10% or more of the voting securities of an insurance company is presumed to have acquired "control" of the company. This statutory presumption of control may be

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rebutted by a showing that control does not exist in fact. Our Connecticut insurance regulators, however, may find that "control" exists in circumstances in which a person owns or controls less than 10% of voting securities.

Any purchaser of shares of common stock representing 10% or more of the voting power of our capital stock or that of Voya Financial, Inc. will be presumed to have acquired control of our Company unless, following application by that purchaser with the Connecticut Insurance Department, the Insurance Commissioner determines otherwise.

NAIC Regulations. The NAIC insurance holding company model act and regulations, a version of which has been adopted by our domicile state, include a requirement that an insurance holding company system's ultimate controlling person submit annually to its lead state insurance regulator an "enterprise risk report" that identifies activities, circumstances or events involving one or more affiliates of an insurer that, if not remedied properly, are likely to have a material adverse effect upon the financial condition or liquidity of the insurer or its insurance holding company system as a whole.

In addition, the NAIC's Risk Management and Own Risk and Solvency Assessment ("ORSA") Model Act, which has been adopted by the Connecticut Insurance Department, requires that insurers maintain a risk management framework and conduct an internal risk and solvency assessment of the insurer's material risks in normal and stressed environments. In accordance with statutory requirements, Voya Financial, Inc. regularly prepares and submits ORSA summary reports on behalf of the consolidated enterprise to the Connecticut Insurance Department, the legal insurance regulator of Voya Financial, Inc.'s consolidated enterprise. The Connecticut Insurance Department has adopted the Corporate Governance Annual Filing Model Act, which requires insurers, including Voya Financial, Inc., to make an annual confidential filing regarding their corporate governance policies.

Dividend Payment Restrictions. The insurance law of an insurance company's state of domicile imposes certain restrictions on a domiciliary insurance company's ability to pay dividends and interest to its parent. These restrictions are based in part on the prior year’s statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends above these levels, or extraordinary dividends, are subject to approval by the insurance commissioner of the state of domicile of the insurance subsidiary proposing to pay the dividend. In addition, under Connecticut insurance law, no dividend or other distribution exceeding an amount equal to an insurance company's earned surplus may be paid without the domiciliary insurance regulator's prior approval.

Financial Regulation

Policy and Contract Reserve Sufficiency Analysis. Under the laws and regulations of Connecticut, we are required to conduct annual analyses of the sufficiency of our statutory reserves. Other jurisdictions in which we are licensed may have certain reserve requirements that differ from our state of domicile. In each case, a qualified actuary must submit an opinion that states that the aggregate statutory reserves, when considered in light of the assets held with respect to such reserves, are sufficient to meet the insurer's contractual obligations and related expenses. If such an opinion cannot be rendered, the affected insurer must establish additional statutory reserves by moving funds from available statutory surplus. We submit these opinions annually to applicable insurance regulatory authorities.

Surplus and Capital Requirements. Insurance regulators have the discretionary authority, in connection with the ongoing licensing of insurance companies, to limit or prohibit the ability of an insurer to issue new policies if, in the regulators' judgment, the insurer is not maintaining a minimum amount of surplus or is in hazardous financial condition. Insurance regulators may also limit the ability of an insurer to issue new life insurance policies and annuity contracts. We do not currently believe that the current or anticipated levels of our statutory surplus present a material risk that any such regulator would limit the amount of new policies that we may issue.

Risk-Based Capital. The NAIC has adopted risk-based capital ("RBC") requirements for life, health and property and casualty insurance companies. The requirements provide a method for analyzing the minimum amount of adjusted capital (statutory capital and surplus plus other adjustments) appropriate for an insurance company to support its overall business operations, including the risk characteristics of the company's assets, liabilities and certain off-balance sheet items. State insurance regulators use RBC requirements to identify possibly inadequately capitalized insurers. An insurance company found to have insufficient statutory capital based on its RBC ratio may be subject to varying levels of additional regulatory oversight depending on the level of capital inadequacy. As of December 31, 2024, our Total Adjusted Capital exceeded statutory minimum RBC levels that would require any regulatory or corrective action.

Bond Factors. In 2021, the NAIC adopted the Moody’s Analytics proposed revisions to the RBC C-1 factors for invested assets effective for the year-end 2021 RBC calculation. The revisions include expanding the current NAIC designations used in the

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RBC calculation from six bond structures to twenty. The new factors did not materially impact our RBC calculation. The NAIC is undertaking a second phase of this project to refine capital charges for structured securities.

In 2024, the NAIC adopted the "Principles-Based Bond Definition Project," which is a principles-based framework to define and identify more accurately whether a debt security is classified as a bond for reporting. The guidance differentiates between traditional bonds and asset-backed securities and is effective January 1, 2025. We do not expect any material impact to our RBC as a result of implementation of the new requirement.

Macroprudential Framework. Since 2017, the NAIC has been developing a macroprudential framework intended to: improve state insurance regulators’ ability to monitor and respond to the impact of external financial and economic risks on insurers and better monitor and respond to risk emanating from or amplified by insurers that might be transmitted externally. As part of this initiative, the NAIC has identified liquidity reporting and stress testing, resolution and recovery, capital stress testing, and counterparty exposure and concentration as areas of focus.

IRIS Tests. The NAIC has developed the Insurance Regulatory Information System ("IRIS") to assist state regulators in monitoring the financial condition of U.S. insurance companies and identifying companies requiring special attention or action. We annually submit data under IRIS to the NAIC and the NAIC analyzes this data using prescribed financial data ratios. A ratio falling outside the prescribed "usual range" is not considered a failing result. Rather, unusual values are viewed as part of the regulatory early monitoring system. In many cases, it is not unusual for financially sound companies to have one or more ratios that fall outside the usual range.

Regulators typically investigate or monitor an insurance company if its IRIS ratios fall outside the prescribed usual range for four or more of the ratios, but each state has the right to inquire about any ratios falling outside the usual range.

We do not anticipate regulatory action as a result of the 2024 IRIS ratio results.

Insurance Guaranty Associations. Each state has insurance guaranty association laws requiring insurance companies doing business in the state to participate in various types of guaranty associations or other arrangements. The laws are designed to protect policyholders from losses under insurance policies issued by insurance companies that become impaired or insolvent. Typically, these associations levy assessments, which can be meaningful, up to prescribed limits, on member insurers based on the member insurer’s proportionate share of the business in the relevant jurisdiction in the lines of business in which the impaired or insolvent insurer is engaged. Some jurisdictions permit member insurers to recover assessments that they paid through full or partial premium tax offsets, usually over a period of years. For additional information regarding liabilities related to future guarantee fund assessments, see the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Securities Regulation Affecting Insurance Operations

We sell group variable annuities that are registered with and regulated by the SEC as securities under the Securities Act of 1933, as amended (the "Securities Act"). These products are issued through separate accounts that are registered as investment companies under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and are regulated by state insurance law. Each separate account is generally divided into sub-accounts, each of which invests in an underlying mutual fund which is itself a registered investment company under the Investment Company Act. Our mutual funds, and in certain states, our variable annuity products, are subject to filing and other requirements under federal and state securities laws. Federal and state securities laws and regulations are primarily intended to protect investors and generally grant broad rulemaking and enforcement powers to regulatory agencies.

In June 2019, the SEC adopted Regulation Best Interest ("Regulation BI"). Among other things, Regulation BI applies a heightened "best interest" standard to broker-dealers and their associated persons, including our retail broker-dealer, Voya Financial Advisors, when they make securities investment recommendations to retail customers.

Federal Initiatives Affecting Insurance Operations

The U.S. federal government generally does not directly regulate the insurance business. Federal legislation and administrative policies in several areas can significantly affect insurance companies. These areas include federal pension and retirement plan regulation, financial services regulation, federal tax laws relating to life insurance companies and their products, the USA PATRIOT Act of 2001 (the "Patriot Act") requiring, among other things, the establishment of anti-money laundering monitoring programs, and federal healthcare laws that may affect supplemental or stop-loss insurance.

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Regulation of Retirement Products and Services

Our retirement products and services are subject to federal and state tax, securities, fiduciary (including the Employment Retirement Income Security Act ("ERISA")), insurance and other laws and regulations. The SEC, FINRA, state securities commissions, state banking and insurance departments, the Department of Labor ("DOL") and the Treasury Department are the principal regulators that regulate these products and services.

Federal and state securities laws and regulations are primarily intended to protect investors in the securities markets and generally grant regulatory agencies broad enforcement and rulemaking powers, including the power to limit or restrict the conduct of business in the event of non-compliance with such laws and regulations. Federal and state securities regulatory authorities and FINRA from time to time make inquiries and conduct examinations regarding compliance by us, our subsidiaries and affiliates with securities and other laws and regulations.

Department of Labor Rules Regarding Fiduciaries

In December 2020, the DOL adopted a revised interpretation to determine investment advice fiduciary status under Title I of ERISA and a new prohibited transaction exemption (PTE 2020-02) that, subject to certain requirements, allows investment advice fiduciaries to receive compensation that might otherwise have been considered an ERISA prohibited transaction. In November 2023, the DOL proposed additional changes to the definition of investment advice fiduciary under ERISA and to PTE 2020-02 and a number of other class prohibited transaction exemptions. Those amendments were to become effective in September 2024, but are currently subject to a court-imposed stay pending legal challenge. We do not believe that compliance with the proposed fiduciary interpretation or the proposed prohibited transaction exemptions, to the extent that they become effective, will have a material impact on us. We anticipate that other state and federal regulators may follow with their own rules applicable to investment recommendations relating to other separate or overlapping investment products and accounts, such as insurance products and retirement accounts. If anticipated amendments to these rules render them more onerous than Regulation BI as further described in –Securities Regulation Affecting Insurance Operations and existing or proposed DOL rules, or result in a conflict with Regulation BI or existing or proposed DOL rules, the impact on us could be more substantial.

In April 2024, the DOL published changes to Prohibited Transaction Class Exemption 84-14 (the "QPAM Exemption"). As a result of these changes, we will be required to notify the DOL prior to relying on the QPAM Exemption, in addition to satisfying new minimum qualification and recordkeeping requirements.

SECURE 2.0 Act

On December 29, 2022, the SECURE 2.0 Act ("SECURE 2.0") was signed into law. SECURE 2.0 includes numerous provisions affecting retirement plans that: expand participant coverage; facilitate the establishment of retirement plans by smaller employers, the creation of emergency savings accounts, and opportunities for participants with student debt to begin building retirement savings; and simplify plan administration. These provisions are likely to have a significant effect on retirement plans and participants for the next several years due to their staggered effective dates, and will require numerous changes to retirement plan recordkeeping systems and processes. We continue to update our systems and processes to meet the obligations of SECURE 2.0, but do not expect such activities to have a material impact on us.

Employee Retirement Income Security Act Considerations

ERISA is a comprehensive federal statute that applies to U.S. employee benefit plans sponsored by private employers and labor unions. Plans subject to ERISA include pension and profit sharing plans and welfare plans, including health, life and disability plans. Among other things, ERISA imposes reporting and disclosure obligations, prescribes standards of conduct that apply to plan fiduciaries and disallows "prohibited transactions," such as conflict-of-interest transactions, self-dealing and certain transactions between a benefit plan and a party in interest without an approved exemption. ERISA also provides for a scheme of civil and criminal penalties and enforcement. Our insurance, investment management and retirement businesses provide services to employee benefit plans subject to ERISA, including services under specific contracts where we may act as an ERISA fiduciary. We are also subject to ERISA’s prohibited transaction rules for transactions with ERISA plans, which may affect our ability to, or the terms upon which we may, enter into transactions with those plans, even in businesses unrelated to those giving rise to party in interest status. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the U.S. Internal Revenue Service ("IRS") and the U.S. Pension Benefit Guaranty Corporation ("PBGC").

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Other Laws and Regulations

Cybersecurity Regulatory Activity

The NAIC, numerous state and federal regulatory bodies and self-regulatory organizations like FINRA are focused on cybersecurity standards both for the financial services industry and for all companies that collect personal information, and have proposed or enacted legislation and regulations, and issued guidance regarding cybersecurity standards and protocols. In addition, the SEC has promulgated more prescriptive investor disclosure rules regarding cybersecurity incidents, as well as cybersecurity risk management and governance.

Twenty-six states have adopted versions of the NAIC’s Insurance Data Security Model Law (the "Model Law"), and other states may adopt versions of the Model Law in the future. Such laws govern cybersecurity and data protection practices of insurers, insurance agents, and other licensed entities registered under state insurance laws and are designed to ensure that licensees of the Department of Insurance in these states have strong and aggressive cybersecurity programs to protect the personal data of their customers. In February 2017, the New York Department of Financial Services ("NYDFS") issued final Cybersecurity Requirements for Financial Services Companies that is not based on the Model Law, that requires banks, insurance companies, and other financial services institutions regulated by the NYDFS, including us, to establish and maintain a comprehensive cybersecurity program. The NYDFS requirements specifically provide for: (i) controls relating to the governance framework for a cybersecurity program; (ii) risk-based minimum standards for technology systems for data protection; (iii) minimum standards for cyber breach responses and business continuity and disaster recovery, including notice to the NYDFS of material events; and (iv) identification and documentation of material deficiencies, remediation plans and annual certification of regulatory compliance with the NYDFS. On November 1, 2023, the NYDFS adopted amendments to its cybersecurity regulations, increasing mandatory controls and adding further cybersecurity requirements for larger companies.

Privacy Laws and Regulation

We are subject to laws, regulations and directives that require financial institutions and other businesses to protect the security and confidentiality of personal information, including health-related and customer information, and to notify their customers and other individuals of their policies and practices relating to the collection, use, and disclosure of customer information. In addition, we must comply with international privacy laws, regulations, and directives concerning the cross border transfer or use of employee and customer personal information. These laws, regulations and directives also:
•provide additional protections regarding the use and disclosure of certain information such as national identification numbers (e.g., Social Security numbers);
•require notice to affected individuals, law enforcement, regulators and others if there is a breach of the security of certain personal information;
•require financial institutions to implement effective programs to detect, prevent, and mitigate identity theft;
•regulate the ability of financial institutions to make telemarketing calls and send e-mail, text, or fax messages to consumers and customers;
•require oversight of third parties that have access to, and handle, personal information; and
•prescribe the permissible uses of certain personal information, including customer information and consumer report information.

Some countries have also instituted laws requiring in-country data processing or in-country storage of the personal data of its citizens.

Certain of our activities are subject to the privacy regulations of the Gramm-Leach-Bliley Act of 1999 (the "GLBA"), along with its implementing regulations, which restricts certain collection, processing, storage, use and disclosure of personal information, requires notice to individuals of privacy practices, provides individuals with certain rights to prevent the use and disclosure of certain nonpublic or otherwise legally protected information and imposes requirements for the safeguarding and proper destruction of personal information through the issuance of data security standards or guidelines.

We are also subject to numerous state consumer privacy laws, including the California Consumer Privacy Act of 2018 ("CCPA"). The CCPA established a privacy framework for covered businesses that collect and process the personal information of California consumers. It includes a broad definition of personal information, affords California residents certain individual rights of access and deletion regarding their personal data, and limits the “sale” of such information, which is also broadly construed to include making personal information available to third parties for valuable consideration. The CCPA does not apply to data subject to the GLBA or the Health Insurance Portability and Accountability Act of 1996 ("HIPAA"). However, a breach of California consumers’ personal data, to the extent it involves data not covered by GLBA or HIPAA, may expose us to

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liability under the CCPA. The CCPA was further supplemented by the California Privacy Rights Act (the "CRPA"), approved by California voters in November 2020, which established the California Privacy Protection Agency, authorized to promulgate new data protection regulations.

Certain of our products and services are subject to HIPAA, which establishes privacy and security standards that govern the use and disclosure of protected health information and requires the implementation of administrative, physical and technical safeguards to ensure the confidentiality, integrity, availability, and privacy of such information. We may function as a "Covered Entity" or a "Business Associate," which requires compliance with HIPAA's Privacy, Security and Breach Notification Rules.

More broadly, the General Data Protection Regulation ("GDPR") which regulates data protection for all individuals within the European Union ("EU"), including foreign companies processing data of EU residents, applies to our affiliates operating in the EU. The United Kingdom has also implemented the GDPR (the "U.K. GDPR"). The GDPR and the U.K. GDPR set out a number of requirements that must be complied with when handling the personal data of such EU and U.K. based data subjects respectively including: the obligation to appoint data protection officers in certain circumstances; new rights for individuals to be "forgotten" and rights to data portability; the principle of accountability and the obligation to make public notification of significant data breaches.

The Privacy Protections Working Group, formed by the NAIC in 2019 to review state insurance privacy protections regarding the collection, use and disclosure of information gathered in connection with insurance transactions, is currently drafting a new Privacy Protections Model Act.

Additionally, we may be subject to privacy-related regulatory obligations of third parties with which we do business. For example, our use of certain vendors outside of the U.S. to perform services on our platform could subject us to additional data protection regimes and increased risk of non-compliance.

Data Regulation

There are emerging federal and state regulations and legislation that address the use of big data and artificial intelligence, including machine learning in the business of insurance. The NAIC issued a Model Bulletin regarding the Use of Artificial Intelligence Systems by Insurers, which is expected to be adopted by multiple states. Colorado, Utah and California have AI-specific regulations governing a company’s use of artificial intelligence, and comprehensive AI-specific legislation is pending in many state legislatures. The regulations and legislation generally focus on companies developing a risk management framework to protect the privacy of individuals and protect them against discrimination.

Anti-Money Laundering, Sanctions, and Anti-Corruption Laws

The Bank Secrecy Act, as amended by the Patriot Act contains anti-money laundering and financial transparency laws applicable to broker-dealers and other financial institutions, including, among others, insurance companies, trust banks and mutual funds. By January 1, 2026, under final rule amendments adopted in 2024, investment advisers that are registered with the SEC ("RIAs") and investment advisers that report to the SEC as exempt reporting advisers ("ERAs") will also be required to establish and implement anti-money-laundering and countering the financing of terrorism ("AML/CFT") programs pursuant to the Bank Secrecy Act and to report suspicious activity to FinCEN. These rule amendments aim to address and prevent money laundering, terrorist financing, and other illicit finance activity through the investment adviser industry. The Patriot Act seeks to promote cooperation among financial institutions, regulators and law enforcement entities in identifying parties that may be involved in terrorism or money laundering. Anti-money laundering laws outside of the U.S. contain provisions that may be different, conflicting or more rigorous. Internal practices, procedures and controls are required to meet the obligations of financial institutions to identify their customers, watch for and report suspicious transactions, respond to requests for information by regulatory authorities and law enforcement agencies and share information with other financial institutions.

We are also required to follow certain economic and trade sanctions programs administered by the Office of Foreign Asset Control that prohibit or restrict transactions with suspected countries, their governments and, in certain circumstances, their nationals. We are also subject to regulations governing bribery and other anti-corruption measures.

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Environmental Considerations

Our ownership and operation of real property and properties within our commercial mortgage loan portfolio is subject to federal, state and local environmental laws and regulations. Risks of hidden environmental liabilities and the costs of any required clean-up are inherent in owning and operating real property. Under the laws of certain states, contamination of a property may give rise to a lien on the property to secure recovery of the costs of clean-up, which could adversely affect the valuation of, and increase the liabilities associated with, the commercial mortgage loans we hold. In several states, this lien has priority over the lien of an existing mortgage against such property. In addition, we may be liable, in certain circumstances, as an "owner" or "operator," for costs of cleaning-up releases or threatened releases of hazardous substances at a property mortgaged to us under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 and the laws of certain states. Application of various other federal and state environmental laws could also result in the imposition of liability on us for costs associated with environmental hazards.

We routinely conduct environmental assessments prior to closing any new commercial mortgage loans or to taking title to real estate. Although unexpected environmental liabilities can always arise, we seek to minimize this risk by undertaking these environmental assessments and complying with our internal environmental policies and procedures.

Climate change, and the need to develop regulatory tools to ensure that insurers are managing the potential financial risks, has come under scrutiny by state legislatures, federal regulators, the NAIC, state insurance regulators, such as the NYDFS, and other state regulatory agencies.

In 2020, the NAIC established a Climate and Resiliency Task Force to coordinate engagement on climate-related risk and resiliency issues. The Task Force has implemented the NAIC's annual Climate Risk Disclosure Survey and developed proposed enhancements to existing regulatory tools to address climate-related risks.

The NYDFS, in a "Circular Letter No. 15," dated September 22, 2020 and in "Guidance for New York Domestic Insurers on Managing the Financial Risks from Climate Change," dated November 15, 2021, provided that all New York insurers should start integrating the consideration of the financial risks from climate change into their governance frameworks, business strategies, risk management processes and scenario analysis, and develop their approach to climate-related financial disclosure.

In October 2023, California's governor signed into law climate disclosure and financial reporting legislation entitled the Climate Corporate Data Accountability Act and the Climate-Related Financial Risk Act. These laws impose new reporting requirements on companies doing business in California that generate over $1.0 billion in gross annual revenue. The new laws require applicable companies to disclose Scope 1 and Scope 2 greenhouse gas (GHG) emissions beginning in 2026 and Scope 3 GHG emissions in 2027. The laws also require applicable companies to submit biennial climate-related financial risk reports to the California Air Resources Board beginning in 2026. We are monitoring further guidance regarding implementation of the new laws but do not believe that the laws will have a material impact on our business and operations. The SEC also finalized similar disclosure rules for publicly reporting companies. Both the California and SEC disclosure rules are the subject of ongoing litigation which may affect their implementation timelines or whether they are ultimately implemented at all.

Item 1A.    Risk Factors

We face a variety of risks that are substantial and inherent in our business, including market, liquidity, credit, strategic, operational, legal, regulatory and reputational risks. The following is a summary of the material factors that could adversely affect our business, sales, revenues, AUM, reputation, results of operations, liquidity, profitability or financial condition.

•Global Market Risks
◦Conditions in the global capital markets, the economy and geopolitical events.
◦The level of interest rates and in particular a period of rapidly increasing interest rates or a recurrence of a low interest rate environment.
◦Unfavorable developments in interest rates, credit spreads and policyholder behavior related to our stable value products.
◦Potential inadequacy of our risk management policies and procedures, including hedging programs.
•Liquidity, Credit and Investment Risks
◦A downgrade or potential downgrade in our financial strength or credit ratings.
◦The inability of counterparties to meet their financial obligations.
◦Requirements to post collateral or make payments related to changes in market value of specified assets.

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◦Risks associated with our participation in securities lending and repurchase programs.
◦Risks associated with our institutional funding with a Federal Home Loan Bank.
◦Risk of a decrease in the value of our invested assets and the investment returns credited to customers.
◦The relative illiquidity of some of our investments as well as significant market valuation fluctuations of certain asset classes.
◦Inherent uncertainty in methodologies, estimations and assumptions used to value our investments and determine allowances and impairments on such investments.
•Strategic and Business Risks
◦Our ability to increase or maintain our market share in highly competitive markets.
◦Our ability to achieve the desired results from recent acquisitions.
◦The complexity of our products and services and our reliance on intermediaries.
◦Differences between actual policy experience and pricing, reserving or actuarial assumptions.
◦Credit risk associated with reinsurance, as well as its general availability, affordability or adequacy.
◦Our ability to effectively apply technology or to adapt to disruptive technology or innovations.
◦Our ability to maintain client satisfaction with our services.
•Operational Risks
◦Interruption or other operational failures in telecommunication, cybersecurity, information technology and other operational systems.
◦Our ability to protect the privacy and confidentiality of customer information.
◦Our ability to attract and retain qualified employees.
◦The occurrence of natural or man-made disasters.
◦Potential difficulties arising from outsourcing relationships.
◦Our dependence on third party software licenses.
◦Risks related to our international operations.
•Tax, Regulatory and Legal Risks
◦Potential requirements to reduce the carrying value of our deferred income tax assets or establish an additional valuation allowance against them.
◦Potential limitations on our ability to use certain beneficial deferred tax assets.
◦Changes in tax laws and interpretations of existing tax law.
◦Potential failure to comply with regulations governing our business and our products, or to those of our affiliates.
◦Potential failure to comply with regulations governing our insurance businesses in particular, enforcement actions and regulatory investigations.
◦A decrease in our RBC ratio.
◦Litigation or potential litigation.
◦Changes in accounting standards.

Global Market Risks

Conditions in the global capital markets and the economy generally, as well as geopolitical events, have affected and may continue to affect our business and results of operations.

Our business and results of operations are affected by conditions in the global capital markets and the economy generally and are vulnerable to general economic disruption, decreases in asset prices, increases in market volatility and reductions in the availability of credit.

We are affected by both domestic and international macroeconomic developments. Volatility and disruptions in financial markets, including global capital markets, can have an adverse effect on our investment portfolio, and our liabilities are sensitive to changing market factors. Factors including geopolitics (including war and terrorism), political uncertainty and political instability, potential government shutdowns, the ability of governments to respond in the event of national emergencies, government fiscal and tax policy, interest rates, credit spreads, equity prices, derivative prices and availability, real estate markets, exchange rates, the volatility and strength of the capital markets, changes in reference rates and the lack of historical performance information for such rates, and deflation and inflation, all affect our financial condition. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect our financial condition (including our liquidity and capital levels) as a result of impacts, including diverging impacts, on the value of our assets and our liabilities.

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Even in the absence of a market downturn, our retirement, investment and insurance products, and our access to and cost of financing, are sensitive to equity, fixed income, real estate and other market fluctuations and general economic and political conditions.

Adverse capital market conditions may affect the availability and cost of borrowed funds, thereby impacting our ability to support or grow our business. We need liquidity to pay our operating expenses, interest on our debt and dividends to our parent, to maintain our securities lending activities, fund policyholder withdrawals and other benefits, to complete business acquisitions and to replace certain maturing liabilities. Without sufficient liquidity, we would be forced to curtail our operations and our business would suffer.

In addition, our insurance and annuity products and certain of our retirement and investment products are sensitive to inflation rate fluctuations. A sustained increase in the inflation rate in our principal markets may negatively affect our business. A failure to accurately anticipate higher inflation and factor it into our product pricing assumptions may result in mispricing of our products, which could materially and adversely impact our results of operations.

To the extent that any of the foregoing risks were to emerge in a manner that adversely affected general economic conditions, financial markets, or the markets for our products and services, our financial condition, liquidity, and results of operations could be materially adversely affected.

The level of interest rates may adversely affect our profitability, particularly during a period of rapidly increasing interest rates or in the event of a recurrence of a low interest rate environment.

Increases in market interest rates could have a material adverse effect on the value of our investment portfolio by, for example, decreasing the estimated fair values of the fixed income securities within our investment portfolio. A decrease in the estimated fair value of our investment portfolio would result in a reduction in U.S. GAAP equity and an increase in our leverage ratios. An increase in market interest rates could also create increased collateral posting requirements associated with our interest rate hedging programs and Federal Home Loan Bank ("FHLB") funding agreements, which could materially and adversely affect liquidity. In addition, an increase in market interest rates could require us to pay higher interest rates on debt securities we may issue in the financial markets from time to time to finance our operations, which would increase our interest expense and reduce our results of operations. In addition, certain statutory capital and reserve requirements are based on formulas or models that consider interest rates, and a rapidly increasing interest rate environment may increase the statutory capital we are required to hold and the amount of assets we must maintain to support statutory reserves.

Conversely, during a period of decreasing interest rates or a prolonged period of low interest rates, our investment earnings may decrease because the interest earnings on our recently purchased fixed income investments will likely have declined in tandem with market interest rates. In addition, a prolonged low interest rate period may result in higher costs for certain derivative instruments that may be used to hedge certain of our product risks. RMBS and callable fixed income securities in our investment portfolios will be more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Consequently, we may be required to reinvest the proceeds in securities bearing lower interest rates.

Accordingly, during periods of declining interest rates, our profitability may suffer as the result of a decrease in the spread between interest rates credited to policyholders and contract owners and returns on our investment portfolios. An extended period of declining or prolonged low interest rates may also coincide with an increase in liabilities for future policyholder benefits. In addition, certain statutory capital and reserve requirements are based on formulas or models that consider interest rates, and an extended period of low interest rates may increase the statutory capital we are required to hold and the amount of assets we must maintain to support statutory reserves.

In a period of changing interest rates, interest expense may increase and interest credited to policyholders may change at different rates than the interest earned on assets. Accordingly, changes in interest rates could decrease net interest margin. Changes in interest rates may negatively affect the value of our assets and our ability to realize gains or avoid losses from the sale of those assets, all of which also ultimately affect earnings.

Unfavorable developments in interest rates, credit spreads and policyholder behavior may result in adverse financial consequences related to our stable value products, and our hedging program and risk mitigation features may not successfully offset these consequences.

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We offer stable value products primarily as a fixed rate, liquid asset allocation option for employees of our plan sponsor customers within the defined contribution funding plans offered by our retirement business. These products provide a guaranteed annual credited rate on participant account values and generally allow immediately eligible participant withdrawals and transfers without a market value adjustment.

The sensitivity of our statutory reserves and surplus established for stable value products to changes in interest rates, credit spreads and policyholder behavior will vary depending on the magnitude of these changes, as well as on the market value of invested assets, participant account value, the market value of other assets generally, credit losses, the guaranteed credited rates available to customers and other product features. Realization or re-measurement of these risks may result in an increase in the reserves for stable value products, and could materially and adversely affect our financial position or results of operations. In particular, in a low interest rate environment, we are exposed to the risk that reserves must be added to fund withdrawals and transfers when guaranteed annual credited rates exceed the earned rate on invested assets. In a rising interest rate environment, we are exposed to the risk of a potential increase in contract holder withdrawals and the potential need to sell assets at a loss to fund those withdrawals.

Although we maintain a hedging program and other risk mitigating features to offset these risks, such program and features may not operate as intended or may not be fully effective, and we may remain exposed to such risks.

Our risk management policies and procedures, including hedging programs, may prove inadequate for the risks we face, which could adversely affect our business and financial condition or result in losses.

We have developed risk management policies and procedures, including hedging programs that utilize derivative financial instruments, and expect to continue to do so in the future. Nonetheless, our policies and procedures to identify, monitor and manage risks may not be fully effective, particularly during turbulent economic conditions. Many of our methods of managing risk and exposures are based on observed historical market behavior or statistics based on historical models. As a result, these methods may not predict future exposures accurately, which could be significantly greater than historical measures indicate.

We employ various strategies, including hedging and reinsurance, with the objective of mitigating risks inherent in our business and operations. These risks include current or future changes in the fair value of our assets and liabilities, current or future changes in cash flows, the effect of interest rates, equity markets and credit spread changes, the occurrence of credit defaults, currency fluctuations and changes in mortality and longevity. We seek to control these risks by, among other things, entering into reinsurance contracts and derivative instruments, such as swaps, options, futures and forward contracts. See "Reinsurance subjects us to the credit risk of reinsurers and may not be available, affordable or adequate to protect us against losses" for risks associated with our use of reinsurance. Developing an effective strategy for dealing with these risks is complex, and no strategy can completely protect us from such risks. Our hedging strategies also rely on assumptions and projections regarding our assets, liabilities, general market factors and the creditworthiness of our counterparties that may prove to be incorrect or inadequate. Our hedging strategies and the derivatives that we use, or may use in the future, may not adequately mitigate or offset the hedged risk and our hedging transactions may result in losses.

Liquidity, Credit and Investment Risks

A downgrade or a potential downgrade in our financial strength or credit ratings may result in a loss of business and adversely affect our results of operations and financial condition.

We are currently subject to periodic review by independent credit rating agencies S&P, Moody’s, and Fitch, each of which currently maintain an investment grade rating with respect to us. Our ability to obtain secured or unsecured debt financing and the cost of such financing depend, in part, on our credit ratings. A credit rating downgrade could negatively impact our ability to obtain such financing and increase borrowing costs. In turn, maintaining our credit ratings depends on strong financial results and on other factors, including the outlook of the rating agencies on our sector and the market generally.

Financial strength ratings, which various rating organizations publish as a measure of an insurance company’s ability to meet contract holder and policyholder obligations, are important to maintain public confidence in our products, the ability to market our products and our competitive position. A downgrade in our financial strength ratings, or the announced potential for a downgrade, could have a significant adverse effect on our financial condition and results of operations in many ways, including: (i) reducing new sales of insurance and annuity products and investment products; (ii) adversely affecting our relationships with our advisors and third-party distributors of our products; (iii) materially increasing the number or amount of policy surrenders and withdrawals by contract holders and policyholders; (iv) requiring us to reduce prices for many of our products and services to remain competitive; and (v) adversely affecting our ability to obtain reinsurance or obtain reasonable pricing on reinsurance.

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In addition, rating agencies may implement changes to their capital models that may favorably or unfavorably affect our ratings. We cannot assure you that these ratings will remain in effect for any given period of time or that a rating will not be lowered, suspended or withdrawn. Ratings are not a recommendation to buy, sell or hold any security or other financial product, and each agency’s rating should be evaluated independently of any other agency’s rating.

The inability of counterparties to meet their financial obligations could have an adverse effect on our results of operations.

Third parties that owe us money, securities or other assets may not pay or perform under their obligations. These parties include the issuers or guarantors of securities we hold, customers, reinsurers, trading counterparties, securities lending and repurchase counterparties, counterparties under swaps, credit default and other derivative contracts, clearing agents, exchanges, clearing houses and other financial intermediaries. Defaults by one or more of these parties on their obligations to us due to bankruptcy, lack of liquidity, downturns in the economy or real estate values, operational failure or other factors, or even rumors about potential defaults by one or more of these parties, could have a material adverse effect on our results of operations, financial condition and liquidity. Actual or anticipated changes or downgrades in counterparty credit ratings, including any announcement that such ratings are under review for a downgrade, could increase our corporate borrowing costs and limit our access to the capital markets, which could adversely impact our financial results.

We routinely execute a high volume of transactions such as unsecured debt instruments, derivative transactions and equity investments with counterparties and customers in the financial services industry, resulting in large periodic settlement amounts which may result in our having significant credit exposure to one or more of such counterparties or customers. Many of these transactions comprise derivative instruments with a number of counterparties in order to hedge various risks, including equity and interest rate market risk features within many of our insurance and annuity products. Our obligations under our products are not changed by our hedging activities and we are liable for our obligations even if our derivative counterparties do not pay us. As a result, we face concentration risk with respect to liabilities or amounts we expect to collect from specific counterparties and customers. A default by, or even concerns about the creditworthiness of, one or more of these counterparties or customers could have an adverse effect on our results of operations or liquidity. There is no assurance that losses on, or impairments to the carrying value of, these assets due to counterparty credit risk would not materially and adversely affect our business, results of operations or financial condition.

We are also subject to the risk that our rights against third parties may not be enforceable in all circumstances. The deterioration or perceived deterioration in the credit quality of third parties whose securities or obligations we hold could result in losses and/or adversely affect our ability to rehypothecate or otherwise use those securities or obligations for liquidity purposes. While in many cases we are permitted to require additional collateral from counterparties that experience financial difficulty, disputes may arise as to the amount of collateral we are entitled to receive and the value of pledged assets. Our credit risk may also be exacerbated when the collateral we hold cannot be realized or is liquidated at prices not sufficient to recover the full amount of the loan or derivative exposure that is due to us, which is most likely to occur during periods of illiquidity and depressed asset valuations. The termination of contracts and the foreclosure on collateral may subject us to claims for the improper exercise of rights under the contracts. Bankruptcies, downgrades and disputes with counterparties as to the valuation of collateral tend to increase in times of market stress and illiquidity.

Requirements to post collateral or make payments related to changes in market value of specified assets may adversely affect our liquidity.

The amount of collateral we may be required to post under short-term financing agreements and derivative transactions may increase under certain circumstances. Pursuant to the terms of some transactions, we could be required to make payment to our counterparties related to any change in the market value of the specified collateral assets. Such requirements could have an adverse effect on our liquidity. Furthermore, with respect to any such payments or collateral, we may have unsecured risk to the counterparty as these amounts may not be required to be segregated from the counterparty's other funds, may not be held in a third-party custodial account and may not be required to be returned to us by the counterparty until the termination of the transaction.

Our participation in securities lending and repurchase programs subjects us to potential liquidity and other risks.

The repurchase of securities or our inability to enter into new repurchase agreements would reduce the amount of cash collateral available to us. Market conditions on or after the repurchase date may limit our ability to enter into new agreements at a time when we need access to additional cash collateral for investment or liquidity purposes.

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For both securities lending and repurchase transactions, in some cases, the maturity of the securities held as invested collateral (i.e., securities that we have purchased with cash collateral received) may exceed the term of the related securities on loan and the estimated fair value may fall below the amount of cash received as collateral and invested. If we are required to return significant amounts of cash collateral on short notice and we are forced to sell securities to meet the return obligation, we may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than we otherwise would have been able to realize under normal market conditions, or both. In addition, under adverse capital market and economic conditions, liquidity may broadly deteriorate, which would further restrict our ability to sell securities. See "Liquidity and Capital Resources – Securities Pledged in Management’s Narrative Analysis of the Results of Operations and Financial Condition” in Part II, Item 7. of this Annual Report on Form 10-K for further information.

A portion of our institutional funding originates from a Federal Home Loan Bank, which subjects us to liquidity risk.

A portion of our institutional funding originates from the Federal Home Loan Bank of Boston ("FHLB of Boston"). We have issued funding agreements in exchange for eligible collateral primarily in the form of cash, mortgage-backed securities and U.S. Treasury securities. These funding agreements are for a fixed term and cannot be terminated early by the FHLB.

Should the FHLB choose to change its definition of eligible collateral, change the lendable value against such collateral or if the market value of the pledged collateral decreases in value due to changes in interest rates or credit ratings, we may be required to post additional collateral in the form of cash or other eligible collateral. Additionally, if we lose access to FHLB funding, we may be required to find other sources to replace it, which could increase our funding costs. This could occur if our creditworthiness falls below either of the FHLB's requirements or if legislative or other political actions cause changes to the FHLBs' mandate or to the eligibility of life insurance companies to be members of the FHLB system.

Our investment portfolio is subject to several risks that may diminish the value of our invested assets and the investment returns credited to customers, which could reduce our sales, revenues, and results of operations.

Fixed income securities represent a significant portion of our investment portfolio. We are subject to the risk that the issuers, or guarantors, of fixed income securities we own may default on principal and interest payments they owe us. We are also subject to the risk that the underlying collateral within asset-backed securities, including mortgage-backed securities, may default on principal and interest payments causing an adverse change in cash flows. The occurrence of a major economic downturn, acts of corporate malfeasance, widening mortgage or credit spreads, or other events that adversely affect the issuers, guarantors or underlying collateral of these securities could cause the estimated fair value of our fixed income securities portfolio and our earnings to decline and the default rate of the fixed income securities in our investment portfolio to increase. A ratings downgrade affecting issuers or guarantors of securities in our investment portfolio, or similar trends that could worsen the credit quality of such issuers or guarantors could also have a similar effect. Similarly, a ratings downgrade affecting a security we hold could indicate that the credit quality of that security has deteriorated and could increase the capital we must hold to support that security to maintain our RBC ratio. See risk factor A decrease in our RBC ratio (as a result of a reduction in statutory surplus or increase in RBC requirements) could result in increased scrutiny by insurance regulators and rating agencies and have a material adverse effect on our business, results of operations and financial condition. We are also subject to the risk that cash flows resulting from the payments on pools of mortgages or other obligations that serve as collateral underlying the mortgage-or asset-backed securities we own may differ from our expectations in timing or size. Cash flow variability arising from an unexpected acceleration in mortgage prepayment behavior can be significant, and could cause a decline in the estimated fair value of certain "interest-only" securities within our mortgage-backed securities portfolio. Any event reducing the estimated fair value of these securities, other than on a temporary basis, could have a material adverse effect on our business, results of operations and financial condition.

From time to time we invest our capital to seed a particular investment strategy or investment portfolio. We may also co-invest in funds or take an equity ownership interest in certain structured finance/investment vehicles that we or our affiliates manage for our customers. In some cases, these interests may be leveraged with third-party debt financing. Any decrease in the value of such investments could negatively affect our revenues and income or subject us to losses.

Poor investment performance may result in reductions to interest rates credited to our products, which in turn could lead to lower sales, an increase in customer withdrawals, and a decrease in AUM which would adversely affect results of operations.

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Some of our investments are relatively illiquid and in some cases are in asset classes that may experience significant market valuation fluctuations.

We hold certain assets that may lack liquidity, such as privately placed fixed income securities, commercial mortgage loans, policy loans, limited partnership interests and other alternative investments. Reported values of our relatively illiquid types of investments do not necessarily reflect the current market prices of the assets. If we require significant amounts of cash on short notice in excess of normal cash requirements or are required to post or return collateral in connection with our investment portfolio, derivatives transactions or securities lending activities, we may have difficulty selling these investments in a timely manner, be forced to sell them for less than we otherwise would have been able to realize, or both.

The amount and timing of income from alternative investments tend to be uneven. The timing of distributions from such investments, can be difficult to predict and, in the case of investment funds, may depend on particular events relating to underlying investments, as well as the funds’ schedules for making distributions and their needs for cash. As a result, the amount of income that we record from these investments can vary substantially from quarter to quarter. Market volatility may reduce investment income for these types of investments.

The valuation of many of our financial instruments, and the determination of the amount of allowances and impairments taken on our investments, include methodologies, estimations and assumptions that are subject to differing interpretations or are inherently subjective and could result in changes to investment valuations that may adversely affect our results of operations and financial condition.

During periods of market disruption, including periods of rapidly changing credit spreads or illiquidity, it may be difficult to value certain of our securities, such as certain mortgage-backed securities, if trading becomes less frequent or market data becomes less observable. There may be certain asset classes that, although currently in active markets with significant observable data, could become illiquid in a difficult financial environment. As such, valuations may include inputs and assumptions that are less observable or require greater estimation, thereby resulting in values that may differ materially from the value at which the investments may be ultimately sold. Further, rapidly changing and unprecedented market conditions could materially impact the valuation of securities as reported within the financial statements, and the period-to-period changes in value could vary significantly. Decreases in value could have a material adverse effect on our results of operations and financial condition.

The determination of the amount of allowances and impairments varies by investment type and is based on our quarterly evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are subjective and require a high degree of judgment, and are revised as conditions change and new information becomes available. There can be no assurance that management has accurately assessed the level of impairments taken and allowances reflected in our financial statements. Furthermore, additional impairments may need to be taken or allowances provided for in the future if investments perform worse than our expectations. Historical trends may not be indicative of future impairments or allowances.

Differences between actual claims experience and reserving assumptions may adversely affect our results of operations or financial condition.

We establish and hold reserves to pay future policy benefits and claims. Our reserves do not represent an exact calculation of liability, but rather are actuarial or statistical estimates based on data and models that include many assumptions and projections, which are inherently uncertain and involve the exercise of significant judgment, including assumptions as to the levels or timing of receipt or payment of premiums, benefits, claims, expenses, interest credits, investment results (including equity market returns), retirement, mortality, morbidity and persistency. We periodically review the adequacy of reserves and the underlying assumptions. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits, claims and expenses or whether the assets supporting our policy liabilities, together with future premiums, will grow to the level assumed prior to payment of benefits or claims. If actual experience differs significantly from assumptions or estimates, reserves may not be adequate. If we conclude that our reserves, together with future premiums, are insufficient to cover future policy benefits and claims, we would be required to increase our reserves and incur income statement charges for the period in which we make the determination, which could materially and adversely affect our results of operations and financial condition.

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Strategic and Business Risks

Because we operate in highly competitive markets, we may not be able to increase or maintain our market share, which may have an adverse effect on our results of operations.

In each of our businesses we face intense competition, including from broker-dealers, financial advisors, asset managers and diversified financial institutions, banks, technology companies and start-up financial services providers, both for the ultimate customers for our products and for distribution through independent distribution channels. We compete based on a number of factors including brand recognition, reputation, quality of service, quality of investment advice, investment performance of our products, product features, scope of distribution, price, perceived financial strength and credit ratings, scale and level of customer service. A decline in our competitive position as to one or more of these factors could adversely affect our profitability. Many of our competitors are large and well-established and some have greater market share or breadth of distribution, offer a broader range of products, services or features, assume a greater level of risk, have greater financial resources, or have higher claims-paying or credit ratings than we do. Furthermore, the preferences of the end consumers for our products and services may shift, including as a result of technological innovations affecting the marketplaces in which we operate. To the extent our competitors are more successful than we are at adopting new technology and adapting to the changing preferences of the marketplace, our competitiveness may decline.

Further, the profitability of our engagements with clients may not meet our expectations due to unexpected costs, cost overruns, early contract terminations, unrealized assumptions used in our contract bidding process or the inability to maintain our prices in light of any inflationary circumstances.

In recent years, there has been substantial consolidation among companies in the financial services industry resulting in increased competition from large, well-capitalized financial services firms. Many of our competitors also have been able to increase their distribution systems through mergers, acquisitions, partnerships or other contractual arrangements. Furthermore, larger competitors may have lower operating costs and an ability to absorb greater risk, allowing them to price products more competitively while maintaining financial strength ratings. These competitive pressures could result in increased pressure on the pricing of certain of our products and services, and could harm our ability to maintain or increase profitability. There can be no assurance that we will continue to effectively compete within the industry or that competition will not have a material adverse impact on our business, results of operations and financial condition.

Recent acquisitions, including managing the transition on the terms or timing currently contemplated, could have negative impacts on us.

As further described in Overview in Management’s Narrative Analysis of the Results of Operations and Financial Condition in Part II, Item 7. of this Annual Report on Form 10-K we completed an acquisition in early 2025.

Although we believe this acquisition to have been successful to date, it is possible that we may not achieve certain of the benefits that we expect to obtain in connection with the acquisition, or that integrating this business, including its information technology, data management and operational systems, may take longer than expected or create additional vulnerabilities. For example, it is possible that expected revenues may not fully materialize or that the value of the acquisitions to us is less than we anticipated. See Overview in Management’s Narrative Analysis of the Results of Operations and Financial Condition in Part II, Item 7. of this Annual Report on Form 10-K for further information. Should the acquisition ultimately prove to be less beneficial than we anticipated, or should the integration costs, transition services or other developments resulting from the acquisitions create unanticipated difficulties for our business, our results of operations and financial condition could be adversely affected, including impairment to the value of goodwill and intangible assets which has increased as a result of our most recent acquisition.

Our products and services are complex and are frequently sold through intermediaries, and a failure to properly perform services, the misrepresentation of our products or services or a loss or significant change in these relationships may have an adverse effect on our revenues and income.

Many of our products and services are complex and are frequently sold through intermediaries. In particular, we are reliant on intermediaries to describe and explain our products to potential customers. The intentional or unintentional misrepresentation of our products and services in advertising materials or other external communications, or inappropriate activities by our personnel or an intermediary, could adversely affect our reputation and business prospects, as well as lead to potential regulatory actions or litigation.

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We distribute certain products under agreements with affiliated distributors and other members of the financial services industry that are not affiliated with us. We compete with other financial institutions to attract and retain commercial relationships in each of these channels. Our success in competing for sales through these distribution intermediaries depends on factors such as the amount of sales commissions and fees we pay, the breadth of our product offerings, the strength of our brand, our perceived stability and financial strength ratings, and the marketing and services we provide to, and the strength of the relationships we maintain with, individual distributors. An interruption or significant change in certain key relationships could materially affect our ability to market our products and could have a material adverse effect on our business, results of operations and financial condition. Distributors may elect to alter, reduce or terminate their distribution relationships with us, including for such reasons as changes in our distribution strategy, adverse developments in our business, adverse rating agency actions or concerns about market-related risks. Alternatively, we may terminate one or more distribution agreements due to, for example, a loss of confidence in, or a change in control of, one of such distributors, which could reduce sales.

We are also at risk that key distribution partners may merge or change their business models in ways that affect how our products are sold, either in response to changing business priorities or as a result of shifts in regulatory supervision or potential changes in state and federal laws and regulations regarding standards of conduct applicable to distributors when providing investment advice to retail and other customers.

Reinsurance subjects us to the credit risk of reinsurers and may not be available, affordable or adequate to protect us against losses.

We cede life and health insurance policies and annuity contracts or certain risks related to life and health insurance policies and annuity contracts to other insurance companies using various forms of reinsurance including coinsurance, modified coinsurance, coinsurance with funds withheld, monthly renewable term and yearly renewable term. However, we remain liable to the underlying policyholders if the reinsurer defaults on its obligations with respect to the ceded business. If a reinsurer fails to meet its obligations under the reinsurance contract, we will be forced to bear the entire unresolved liability for claims on the reinsured policies. In addition, a reinsurer insolvency or loss of accredited reinsurer status may cause us to lose our reserve credits on the ceded business, in which case we would be required to establish additional statutory reserves. Cancellation by the reinsurer of certain of our reinsurance arrangements, without the ability to replace them with new arrangements, could have the effect of increasing our risk-based capital requirements and reducing our excess capital.

In connection with Voya Financial's sale of its individual life business that was completed in 2021, we have entered into a large reinsurance agreement with Security Life of Denver (SLD), our former insurance affiliate, with respect to the portion of the annuity and other legacy businesses that have been written by us. While SLD’s reinsurance obligations to us are collateralized through assets held in trust, in the event of any default by SLD of its reinsurance obligations to us, or any loss of credit for such reinsurance, there can be no assurance that such assets will be sufficient to support the reserves that we would be required to establish or pay claims.

If a reinsurer does not have accredited reinsurer status or if a currently accredited reinsurer loses that status, in any state where we are licensed to do business, we are not entitled to take credit for reinsurance in that state if the reinsurer does not post sufficient qualifying collateral (either qualifying assets in a qualifying trust or qualifying letters of credit ("LOCs")). In this event, we would be required to establish additional statutory reserves. Similarly, the credit for reinsurance taken by us under reinsurance agreements with affiliated and unaffiliated non-accredited reinsurers is, under certain conditions, dependent on the non-accredited reinsurer's ability to obtain and provide sufficient qualifying assets in a qualifying trust or qualifying LOCs issued by qualifying lending banks. If these steps are unsuccessful, or if unaffiliated non-accredited reinsurers that have reinsured business with us are unsuccessful in obtaining sources of qualifying reinsurance collateral, we might not be able to obtain full statutory reserve credit.

Loss of reserve credit would require us to establish additional statutory reserves and would result in a decrease in the level of our capital, which could have a material adverse effect on our profitability, results of operations and financial condition.

Our reinsurance recoverable balances are periodically assessed for uncollectability. The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including whether the insured losses meet the qualifying conditions of the reinsurance contract, whether reinsurers or their affiliates have the financial capacity and willingness to make payments under the terms of the reinsurance contract, and the degree to which our reinsurance balances are secured by sufficient qualifying assets in qualifying trusts or qualifying LOCs issued by qualifying lending institutions. Although a substantial portion of our reinsurance exposure is secured by assets held in trusts or LOCs, the inability to collect a material recovery from a reinsurer could have a material adverse effect on our profitability, results of operations and financial condition.

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For additional information regarding our unsecured reinsurance recoverable balances, see Quantitative and Qualitative Disclosures about Market Risk – Market Risk Related to Credit Risk in Part II, Item 7A. of this Annual Report on Form 10-K.

The premium rates and other fees that we charge are based, in part, on the assumption that reinsurance will be available at a certain cost. Some of our reinsurance contracts contain provisions that limit the reinsurer's ability to increase rates on in-force business; however, some do not. If a reinsurer raises the rates that it charges on a block of in-force business, in some instances, we will not be able to pass the increased costs onto our customers and our profitability will be negatively impacted. Additionally, such a rate increase could result in our recapturing of the business, which may result in a need to maintain additional reserves, reduce reinsurance receivables and expose us to greater risks. In recent years, we have faced a number of rate increase actions on in-force business, which have in some instances adversely affected our financial results, and there can be no assurance that the outcome of future rate increase actions would not have a material effect on our results of operations or financial condition. In addition, if reinsurers raise the rates that they charge on new business, we may be forced to raise our premiums, which could have a negative impact on our competitive position.

Our business performance and growth plans may be adversely affected if we are not able to effectively apply technology in our business and operations or to adapt quickly enough to disruptive technology or innovations. Conversely, investments in innovative product offerings may fail to yield sufficient returns to cover their costs.

Our success depends, in part, on our ability to develop and implement new or revised solutions that anticipate and keep pace with rapid and continuing innovation, changes in technology, industry standards and client preferences, including changes that result from developments in artificial intelligence and big data analytics. Rapid developments in the applications of generative artificial intelligence may be especially challenging to keep pace with. We may not be successful in anticipating or responding to these developments on a timely and cost-effective basis. In addition, our innovative solutions may not be accepted in the marketplace. Such technology, including artificial intelligence and big data analytics may develop in unanticipated ways that could harm customers, the Company or our business models or that could lead to increasing regulatory scrutiny. Additionally, the effort to gain technological expertise and develop or apply new technologies requires us to incur significant expenses. All of these factors could have a material adverse effect on our ability to compete or to obtain or retain client engagements.

If our clients are not satisfied with our services, we may face additional cost, loss of profit opportunities and damage to our reputation or legal liability.

We depend, to a large extent, on our relationships with our clients and our reputation to understand our clients’ needs and deliver solutions and services that are tailored to satisfy those needs. If a client is not satisfied with our services, it may be damaging to our business and could cause us to incur additional costs, impair our profitability or reduce our AUM. Accordingly, poor service to one client may negatively impact our relationships with multiple other clients. Moreover, if we fail to meet our contractual obligations, we could be subject to legal liability or loss of client relationships.

Operational Risks

Interruption or other operational failures in telecommunication, cybersecurity, information technology and other operational systems, including as a result of human and process error or a failure to maintain the security, integrity, confidentiality, or privacy of such systems, could harm our business.

We are highly dependent on automated and information technology systems, including off-premises systems provided by various cloud services providers, to record and process both our internal transactions and transactions involving our customers, as well as to calculate reserves, value invested assets and complete certain other components of our U.S. GAAP and statutory financial statements. Despite the implementation of security and back-up measures, our information technology systems or those of third parties upon whom we rely, may remain vulnerable to disruptions, delays and outages, including due to events that are wholly or partially beyond our control, such as natural disasters, electrical/telecommunications outages, infrastructure changes, human or software error, upgrade disruptions and capacity constraints. In addition, such disruptions could be the result of physical or electronic intrusions, viruses or other attacks.

Businesses have increasingly become the targets of "cyberattacks," "ransomware," "phishing," "hacking" or similar illegal or unauthorized intrusions into computer systems and networks. Such events are often highly publicized, can result in significant disruptions to information technology systems and the theft of significant amounts of information as well as funds from online financial accounts. In addition, they can cause extensive damage to the reputation of the targeted business and lead to significant expenses associated with investigation, remediation, regulatory scrutiny and customer protection measures. Like others in our industry, we may experience cybersecurity incidents in the ordinary course of our business. Although we seek to

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limit our vulnerability to such events through technological and other means, it is not possible to anticipate or prevent all potential forms of cyberattack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and other personal information we maintain, we may be at particular risk for targeting.

We rely on industry standard commercial technologies to maintain the security of our systems, but such protections may not be sufficient to prevent unauthorized individuals from circumventing our security measures and penetrating our systems to access, view, misappropriate, alter, or delete information in such systems, including personal information and proprietary business information, or to misappropriate funds from online financial accounts. Information security risks also exist with respect to the use of portable electronic devices, such as laptops, which are particularly vulnerable to loss and theft. Our transition to work-from-home or hybrid working environments also increases our vulnerability to cybersecurity threats and other fraudulent activities.

Certain state and federal laws require that individuals be notified if a security breach compromises the security or confidentiality of their personal information. Any attack or other breach of the security of our information technology systems that compromises personal information or that otherwise results in unauthorized disclosure or use of personal information, could damage our reputation in the marketplace, deter purchases of our products, subject us to heightened regulatory scrutiny, sanctions, significant civil and criminal liability or other adverse legal consequences and require us to incur significant technological, legal and other expenses.

All of these risks exist where we rely on third party service providers to provide services to us and our customers, including service providers to which we outsource certain of our functions and including providers of information security services used by businesses acquired by us or Voya Financial. The failure of any one of these systems for any reason, including due to errors made by our employees or agents or due to cybersecurity incidents, could cause significant interruptions to our operations or result in substantial costs and other negative consequences such as harm to our reputation, adversely affect our internal control over financial reporting, or have a material adverse effect on our business, results of operations and financial condition. For additional information about specific cybersecurity regulations that we are subject to, see —Regulation—Other Laws and Regulations—Cybersecurity Regulatory Activity in Part I, Item 1. of this Annual Report on Form 10-K.

Our risk management policies and procedures, including our cybersecurity incident response plan, may not be adequate for the operational risks we face, and in particular, for the increased operational risks posed by costly and time-consuming integration of acquired businesses. Our risk management methods depend on the evaluation of information regarding markets, customers, catastrophe occurrence or other matters that is publicly available or otherwise accessible to us, as well as on timely escalation of critical information regarding our operations and systems. This information may not always be accurate, complete, up-to-date or properly evaluated. Management of operational, legal and regulatory risks requires, among other things, policies and procedures to record and verify large numbers of transactions and events, as well as technology, policies and procedures to manage increasingly complex and large amounts of information, including unstructured data, retained electronically. These policies and procedures may not be fully effective.

Any failure to protect the privacy and confidentiality of customer information could adversely affect our reputation and adversely affect our business, financial condition and results of operations.

Our business and relationships with customers are dependent on our ability to maintain the privacy, security and confidentiality of our and our customers' personal information, trade secrets, and other confidential information (including customer transactional data and personal information about our customers, the employees and customers of our customers, and our own employees and agents). We are also subject to numerous federal and state laws, as well as certain non-U.S. laws such as GDPR, regarding the privacy and security of personal information, which laws vary significantly from jurisdiction to jurisdiction. Numerous state regulatory bodies and the U.S. Senate have proposed and enacted legislation and regulations regarding privacy standards and protocols. As data privacy and protection laws continue to proliferate, including due to increased focus on data use by artificial intelligence or other innovative technology, we may incur significant technological, administrative and other expenses and face other difficulties in complying with an increasing number of legal obligations with respect to data privacy and security, or with balancing competing requirements that may be inconsistent across jurisdictions.

Many of our employees and contractors and the representatives of our broker-dealer subsidiaries have access to and routinely process personal information in computerized, paper and other forms, including on legacy systems or on systems that may not yet be fully integrated in our systems. We rely on various internal policies, procedures and controls to protect the privacy, security and confidentiality of personal and confidential information that is accessible to, or in the possession of, us or our employees, contractors and representatives. It is possible that an employee, contractor or representative could, intentionally or unintentionally, disclose or misappropriate personal information or other confidential information. If we fail in the future to

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maintain adequate internal controls, including any failure to implement newly-required additional controls, or if our employees, contractors or representatives fail to comply with our policies and procedures, or if we fail to implement or maintain such controls and policies and procedures when integrating acquired businesses, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or confidential customer information could occur. Such internal control inadequacies or non-compliance could materially damage our reputation, result in regulatory action or lead to civil or criminal penalties, which, in turn, could have a material adverse effect on our business, reputation, results of operations and financial condition. For additional risks related to our potential failure to protect confidential information, see risk factor Interruption or other operational failures in telecommunication, cybersecurity, information technology, and other operational systems, including as a result of human and process error or a failure to maintain the security, integrity, confidentiality or privacy of such systems, could harm our business.

Our business success depends on our ability to attract and retain qualified employees.

Our ability to attract and retain qualified employees is critical to our success. As a financial services organization, our employees are our most important resource. In addition, some of our most critical functions rely on the employees of our strategic partners and outsourcing vendors. In many areas of our industry, competition for qualified personnel has intensified in recent years. If we or our strategic sourcing partners are unable to continue to attract or retain qualified employees, including successors to key officers and other positions, our ability to compete could be adversely affected.

The occurrence of natural or man-made disasters may adversely affect our results of operations and financial condition.

We are exposed to various risks arising from natural disasters, including hurricanes, climate change, floods, earthquakes, tornadoes and pandemic disease, as well as man-made disasters and core infrastructure failures, including acts of terrorism, military actions, power grid and telephone/internet infrastructure failures, which may adversely affect AUM, results of operations and financial condition by causing, among other things:

•losses in our investment portfolio due to significant volatility in global financial markets or the failure of counterparties to perform, or adverse impacts to asset prices in affected sectors or geographies;
•disruption of our normal business operations, including the ability to interact with existing or potential clients, due to catastrophic property damage, loss of life, or disruption of public and private infrastructure, including communications and financial services, or mandatory shutdowns and stay-at-home orders;
•in some cases, sustained disruption of economic activity, such as what materialized in connection with the COVID-19 pandemic, which may have significant effects on our revenues, business performance, capital position, liquidity, and financial condition.

In the event of any future disaster or disruption, there can be no assurance that our business continuation and crisis management plan or insurance coverages would be effective in mitigating any negative effects on operations or profitability in the event of a disaster, nor can we provide assurance that the business continuation and crisis management plans of the independent distributors and outside vendors on which we rely for certain services and products would be effective in mitigating any negative effects on the provision of such services and products.

If we experience difficulties arising from outsourcing relationships, our ability to conduct business may be compromised, which may adversely affect our business and results of operations.

As we continue to focus on reducing the expense necessary to support our operations, we use outsourcing strategies for a significant portion of our information technology and business functions. If our third-party service providers experience disruptions or do not perform as anticipated, or we experience problems with a transition, we may experience system failures, disruptions or other operational difficulties, an inability to meet obligations, including obligations to policyholders, customers, business partners and distribution partners, increased costs and a loss of business and such events may have a material adverse effect on our business and results of operations. See risk factor Interruption or other operational failures in telecommunication, cybersecurity, information technology and other operational systems, including as a result of human and process error or a failure to maintain the security, integrity, confidentiality or privacy of such systems, could harm our business.

We depend on licenses of third-party software to provide our services. The inability to maintain these licenses or errors in the software we license could result in increased costs, or reduced service levels, which would adversely affect our business.

Our applications incorporate certain third-party software obtained under licenses from other companies. We anticipate that we will continue to rely on such third-party software and development tools from third parties in the future. Although we believe

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that there are commercially reasonable alternatives to much of the third-party software we currently license, this may not always be the case, or it may be difficult, costly, or time-consuming to replace. In addition, integration of the software used in our applications with new third-party software may require significant work and require substantial investment of our time and resources. To the extent that our applications depend on the successful operation of third-party software in conjunction with our software, any undetected errors or defects in this third-party software could prevent the deployment or impair the functionality of our own applications, delay new application introductions, result in a failure of our applications and damage our reputation. Our use of additional or alternative third-party software would require us to enter into additional license agreements with third parties, which could result in increased costs, business disruptions and other complications.

Our international operations may result in increased risks to our business.

Our international operations, including our operations in India, expose us to a variety of political, legal, operational and other risks, including: changes in laws, their application or interpretation; increased or conflicting regulatory restrictions; political instability; non-compliance with anti-corruption and anti-bribery laws; economic or trade sanctions; restrictive tax regulations; dividend limitations; price controls; currency exchange controls or other transfer or exchange restrictions; difficulty in enforcing contracts; nationalization or expropriation of assets; imposition of limits on foreign ownership of local companies; and public or political criticism of our business and operations.

Tax, Regulatory and Legal Risks

We may be required to reduce the carrying value of our deferred income tax assets or establish an additional valuation allowance against the deferred income tax assets.

We evaluate and test our ability to realize our deferred tax assets on a quarterly basis. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. In assessing the more likely than not criteria, we consider future taxable income as well as prudent tax planning strategies.

Reductions to deferred income taxes could occur if: (i) there are significant changes to federal tax policy, (ii) our business does not generate sufficient taxable income; (iii) there is a significant decline in the fair market value of our investment portfolio; or (iv) our tax planning strategies are not feasible. Additionally, future changes in facts, circumstances, or tax law, including a reduction in federal corporate tax rates, may result in a reduction in the carrying value of our deferred income tax assets and our RBC ratio, or an increase in the valuation allowance. A reduction in the carrying value of our deferred income tax assets, a reduction in our RBC ratio, or an increase in the valuation allowance could have a material adverse effect on our results of operations and financial condition.

We have significant deferred tax assets on our available-for-sale portfolio due to unrealized losses. Future increases to interest rates or the occurrence of other unexpected circumstances, such as changes in the economic environment, liquidity and investment strategy, could result in recording a related valuation allowance on our deferred tax assets in a future period.

We have estimated our deferred tax assets based on projections of future taxable income and on tax planning related to unrealized gains on investment assets. To the extent that our estimates of future taxable income decrease or if actual future taxable income is less than the projected amounts, recognition of our deferred tax assets may be reduced. Also, to the extent that unrealized gains decrease, the tax benefit may be reduced. Any reduction, including a reduction associated with a decrease in tax rate, in our deferred tax assets may be recorded as a tax expense.

Our ability to use certain beneficial deferred tax assets may become subject to limitations.

Sections 382 and 383 of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), operate as anti-abuse rules, the general purpose of which is to prevent trafficking in tax losses and credits, but which can apply without regard to whether a "loss trafficking" transaction occurs or is intended. These rules are triggered by the occurrence of an ownership change—generally defined as when the ownership of a company, or its parent, changes by more than 50% (measured by value) on a cumulative basis in any three year period ("Section 382 event"). If triggered, the amount of the taxable income for any post-change year which may be offset by a pre-change loss is subject to an annual limitation. This limitation is generally derived by multiplying the fair market value of the company immediately before the date of the Section 382 event by the applicable federal long-term tax-exempt rate. If we were to experience a Section 382 event, this could impact our ability to obtain tax benefits from existing deferred tax assets, as well as future losses and deductions.

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Changes in tax laws and interpretations of existing tax law, including recent U.S. tax law changes could impact the taxation of our operations or impact the ability of us to make distributions to Voya Financial, Inc. or make our products less attractive to customers.

Changes in tax law, as well as changes in interpretation and enforcement of existing tax laws could increase our future tax costs, reducing our profitability. For example, the Inflation Reduction Act of 2022 includes a 15% corporate alternative minimum tax ("CAMT") on the adjusted financial statement income of large corporations. In September 2024, the Department of Treasury issued proposed regulations providing additional guidance on the CAMT. Finalizing regulations will take time, and the final regulations may differ materially from the proposed regulations. While we do not expect to be subject to the CAMT for 2024, we are continuing to review the proposed regulations, and our CAMT determination will need to be evaluated in light of future guidance. If the CAMT applies, Voya Financial will be required to pay tax at the 15% CAMT rate despite our U.S. Federal net operating loss carryforwards, which could adversely impact our business, financial condition results of operations and liquidity. Additionally, any tax liability may create variability in the amount of cash taxes that we pay, which may affect our ordinary dividend or share buyback capacity. Other changes in tax law, including in relation to the extension of expiring provisions of the 2017 Tax Cuts and Jobs Act, may also impact the taxation of our operations and increase our tax costs. The substance, timing and likelihood of any such changes are uncertain.

Changes or clarifications in tax law could cause further reductions to our statutory deferred tax assets and our RBC ratio. A reduction in the statutory deferred tax assets or RBC ratios may impact our ability to make distributions to Voya Financial, Inc. and consequently could negatively impact Voya’s ability to pay dividends to its stockholders and to service its debt.

Current U.S. federal income tax law permits tax-deferred accumulation of income earned under life insurance and annuity products, and permits exclusion from taxation of death benefits paid under life insurance contracts. Changes in tax laws that restrict these tax benefits could make some of our products less attractive to customers. Reductions in individual income tax rates or estate tax rates could also make some of our products less advantageous to customers. Changes in federal tax laws that reduce the amount an individual can contribute on a pre-tax basis to an employer-provided, tax-deferred product (either directly by reducing current limits or indirectly by changing the tax treatment of such contributions from exclusions to deductions), or that would limit an individual’s aggregate amount of tax-deferred savings could make our products less attractive to customers.

Our businesses and those of our affiliates are heavily regulated and our products and services are subject to extensive regulation. Changes in regulation or the application of regulation or the failure to meet complex product requirements may reduce our profitability.

We are subject to detailed insurance, asset management and other financial services laws and government regulation.

Our products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, state banking authorities, the SEC, FINRA, the DOL and the IRS.

We are regulated by the insurance department of our state of domicile, Connecticut. State insurance regulators, the NAIC and other regulatory bodies regularly reexamine existing laws and regulations applicable to insurance companies and their products. See –Regulation—Insurance Regulation in Part I, Item 1. of this Annual Report on Form 10-K. Changes in these laws and regulations, or in the interpretations thereof, are often made for the protection of the policyholding consumer and not necessarily creditors or investors of the insurer and could materially and adversely affect our business, results of operations or financial condition.

For example, U.S. federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering, distribution and administration. Failure to manage or administer product features in accordance with contract provisions or applicable law, or to meet any of these complex tax, securities, or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, or harm to our reputation. Such penalties, costs or harm could adversely impact our operations or profitability.

Regulatory agencies have broad administrative power over many aspects of our business. Our state insurance regulator may require us to participate in a guaranty association, which raises funds to pay contractual benefits owed pursuant to insurance

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policies issued by impaired, insolvent or failed insurers. This can result in the imposition of extraordinary assessments on us. Other aspects of our business which are regulated may include ethical issues, privacy, recordkeeping and marketing and sales practices. Also, bank regulators and other supervisory authorities in the U.S. and elsewhere continue to scrutinize payment processing and other transactions under regulations governing such matters as money-laundering, prohibited transactions with countries subject to sanctions, and bribery or corruption.

Compliance with applicable laws and regulations is time consuming and personnel-intensive, and changes in laws and regulations may materially increase the cost of compliance and other expenses of doing business. Compliance risks may arise where applicable regulations may be unclear, subject to multiple interpretations or under development. Regulations may conflict with one another, regulators may revise their previous guidance or courts may overturn previous rulings, all of which could affect our ability to meet applicable standards. New laws and regulations at the federal and state level, as well as in jurisdictions outside of the U.S., can limit our ability to offer new products or continue to offer existing products. In addition, policymaking at both the federal and state level and some areas of regulation affecting our business have become increasingly subject to politicization that could subject us to potentially conflicting requirements in serving our clients and to increased government, client or media scrutiny, as well as legal challenges.

Regulatory investigations and enforcement actions may reduce profitability.

Governmental scrutiny with respect to matters relating to compensation, compliance with regulatory and tax requirements, environmental laws and business practices in the financial services industry has increased significantly in the past several years and has resulted in more aggressive and intense regulatory supervision and enforcement. Press coverage, social media commentary, and other public statements that assert some form of wrongdoing, regardless of the factual basis for the assertions being made, can lead to increased inquiries or investigation by regulators, legislators or law enforcement officials or in lawsuits. Such developments could also have a negative impact on our reputation and on business retention and new sales, which could adversely affect our business and results of operations.

Regulators and other authorities have the power to bring administrative or judicial proceedings against us, which could result, among other things, in suspension or revocation of our licenses, cease and desist orders, fines, civil penalties, criminal penalties or other disciplinary action which could materially harm our results of operations and financial condition. If we fail to address, or appear to fail to address, appropriately any of these matters, our reputation could be harmed and we could be subject to additional legal risk, which could increase the size and number of claims and damages asserted against us or subject us to enforcement actions, fines and penalties.

Past or future misconduct by our employees, agents, intermediaries, representatives of our broker-dealer and investment advisor affiliates or employees of our vendors could result in violations of law by us, regulatory sanctions or serious reputational or financial harm, and the precautions we take to prevent and detect this activity may not be effective in all cases. Although we employ controls and procedures designed to monitor employees’ and associates' business decisions and to prevent us from taking excessive or inappropriate risks, employees and associates may take such risks regardless of such controls and procedures. Our Parent's compensation policies and practices are reviewed as part of our overall risk management program, but it is possible that such compensation policies and practices could inadvertently incentivize excessive or inappropriate risk taking. If our associates take excessive or inappropriate risks, those risks could harm our reputation and have a material adverse effect on our results of operations and financial condition. Future legislation or regulation or governmental views on compensation may result in us altering compensation practices in ways that could adversely affect our ability to attract and retain talented employees.

For a description of certain regulatory inquiries affecting the Company, see the Litigation, Regulatory Matters and Loss Contingencies section of the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

A decrease in our RBC ratio (as a result of a reduction in statutory surplus or increase in RBC requirements) could result in increased scrutiny by insurance regulators and rating agencies and have a material adverse effect on our business, results of operations and financial condition.

The NAIC has established regulations that provide minimum capitalization requirements based on RBC formulas for insurance companies. The RBC formula for life insurance companies establishes capital requirements relating to asset, insurance, interest rate and business risks, including equity, interest rate and expense recovery risks. We are subject to RBC standards or other minimum statutory capital and surplus requirements imposed under the laws of the state of Connecticut, our state of domicile.

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For additional discussion of how the NAIC calculates RBC ratios, see —Regulation—Insurance Regulation—Financial Regulation—Risk-Based Capital in Part I, Item 1. of this Annual Report on Form 10-K.

In any particular year, statutory surplus amounts and RBC ratios may increase or decrease depending on a variety of factors. Many of these factors are outside of our control. Our financial strength and credit ratings are significantly influenced by statutory surplus amounts and RBC ratios. In addition, rating agencies may implement changes to their own internal models, which differ from the RBC capital model that have the effect of increasing or decreasing the amount of statutory capital we should hold relative to the rating agencies' expectations. To the extent that our RBC ratios are deemed to be insufficient, we may seek to take actions either to increase our capitalization or to reduce our capitalization requirements. If we were unable to accomplish such actions, the rating agencies may view this as a reason for a ratings downgrade.

Our failure to meet RBC requirements or minimum capital and surplus requirements could subject us to further examination or corrective action imposed by insurance regulators, including limitations on our ability to write additional business, supervision by regulators or seizure or liquidation. Any corrective action imposed could have a material adverse effect on our business, results of operations and financial condition. A decline in RBC ratios, whether or not it results in a failure to meet applicable RBC requirements, may still limit our ability to make dividends or distributions to our Parent, could result in a loss of customers or new business, and could be a factor in causing ratings agencies to downgrade our financial strength ratings, each of which could have a material adverse effect on our business, results of operations and financial condition.

Litigation may adversely affect our profitability and financial condition.

We are, and may be in the future, subject to legal actions in the ordinary course of our business operations. Some of these legal proceedings may be brought on behalf of a class. Plaintiffs may seek large or indeterminate amounts of damage, including compensatory, liquidated, treble or punitive damages. Our reserves for litigation may prove to be inadequate and insurance coverage may not be available or may be declined for certain matters. It is possible that our results of operations or cash flows in a particular interim or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation depending, in part, on the results of operations or cash flows for such period. Given the large or indeterminate amounts sometimes sought, and the inherent unpredictability of litigation, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation matters could have a material adverse effect on our financial condition.

Changes in accounting standards could adversely impact our reported results of operations and our reported financial condition.

Our financial statements are subject to the application of U.S. GAAP, which is periodically revised or expanded. Accordingly, from time to time we are required to adopt new or revised accounting standards issued by recognized authoritative bodies, including the Financial Accounting Standards Board ("FASB"). It is possible that future accounting standards we are required to adopt could change the current accounting treatment that we apply to our consolidated financial statements and that such changes could have a material adverse effect on our results of operations and financial condition.

For additional information regarding new accounting standards, see the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Item 1B.    Unresolved Staff Comments

Omitted as registrant is neither an accelerated filer nor a well-known seasoned issuer.

Item 1C.    Cybersecurity

Cybersecurity Risk Management and Strategy

Voya Financial maintains an information security program that seeks to comply with applicable regulatory requirements. The information security team, led by Voya Financial’s Chief Information Security Officer ("CISO"), implements appropriate measures designed to safeguard sensitive information and protect our operations and systems against cyber threats. The information security team carries out continuous monitoring and evaluation of Voya Financial’s technology and digital infrastructure with the goal of identifying and assessing threats and proactively mitigating potential risks. The CISO and the information security team provide regular updates to Voya Financial's senior management, as further described under Cybersecurity Governance below.

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In addition, as part of its risk management strategy, Voya Financial has an established and integrated cybersecurity incident response plan that focuses on incident detection, management and response. The information security team periodically reviews and updates the plan and tests playbooks within the plan through tabletop exercises.

Voya Financial's information security team is responsible for identifying, assessing, and managing cyber risk, with support from Voya Financial's operational risk management team. Information security control tasks are performed under the direction and guidance of Voya Financial’s CISO, who is designated under Voya Financial’s risk management principles and policies to oversee the evaluation and mitigation of information security risks. Information security management is integrated into Voya Financial’s overall risk management framework, which provides for a coordinated approach to addressing cybersecurity risk.

As part of Voya Financial’s overall information security program, it may engage and retain external assessors and consultants to help improve our security, stay aligned with industry best practices, evaluate external threats and, on an as-needed basis, perform forensic reviews of cybersecurity-related incidents or independent security assessments.

With regard to risks posed by third-party vendors and service providers, Voya Financial has a dedicated team that is responsible for evaluating, assessing, and addressing those risks, with the ultimate goal of protecting sensitive information and the security of our operations and systems supported by those vendors and providers using a risk-based approach. This team conducts due diligence on third-party vendors and service providers, including evaluating their information security controls and related measures, to identify potential risks and implement appropriate controls.

Technology risks, including cybersecurity threats, undergo a thorough risk management assessment. Voya Financial evaluates risks quantitatively and qualitatively to determine both the probability and potential severity of such risks and whether any such risks could materially affect Voya Financial or its subsidiaries, including VRIAC. We have experienced and may continue to experience cybersecurity incidents and threats that could materially affect our business strategy, results of operations or financial condition. There have been no known cybersecurity incidents that have materially affected us in the past three years. For more information about the cybersecurity related risks that we face, see Interruption or other operational failures in telecommunication, cybersecurity, information technology and other operational systems, including as a result of human and process error or a failure to maintain the security, integrity, confidentiality, or privacy of such systems, could harm our business in Risk Factors in Item 1A of this Annual Report on Form 10-K.

Cybersecurity Governance

As detailed above, Voya Financial’s CISO and the information security team regularly assess and manage cybersecurity risks. Voya Financial's information security leadership team has extensive information technology and information security experience, and the full team comprises over 100 employees with over 150 certifications from leading information security certification organizations. The CISO, who oversees the organization supporting the day-to-day operations of our information security program, brings over 30 years of professional IT experience in financial services. Before assuming his current role, the CISO served as Voya Financial's Chief Technology Officer, where he was responsible for our infrastructure, cloud, and business resiliency office. Additional management of cybersecurity risks is conducted by Voya Financial's Technology and Operational Risk Committee ("TORC"), which has been delegated authority by Voya Financial's Management Risk Committee to provide oversight of operational risk, including information and technology risk, as well as related legal, compliance and regulatory risks. Members of the TORC include senior management with relevant expertise in operations, technology, information security, legal, compliance, data privacy and operational risk management. The information security team participates in the TORC meetings to discuss cybersecurity risks and mitigation treatment. The TORC provides guidance and direction in assessing, addressing, mitigating and monitoring cybersecurity risks within Voya Financial.

Voya Financial’s Board committees include the Risk Committee, which provides support to the Voya Financial Board in its oversight of information technology, including cybersecurity risk. The Risk Committee is responsible for overseeing cybersecurity risk and collaborates with the Voya Financial Audit Committee on the disclosures thereof. The Risk Committee receives regular updates from the CISO on cybersecurity-related matters.

Item 2.    Properties

The Company's home office is located at One Orange Way, Windsor, Connecticut, 06095-4774. All Company office space other than the home office is leased or subleased by the Company or its other affiliates. The Company pays substantially all expenses associated with its owned or leased and subleased office properties. Affiliates within Voya Financial's operations provide the Company with various management, finance, investment management and other administrative services, primarily

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from facilities located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia 30327-4390. The affiliated companies are reimbursed for the Company's use of these services and facilities under a variety of intercompany agreements.

Item 3.    Legal Proceedings

See the Litigation, Regulatory Matters and Loss Contingencies section of the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. in this Annual Report on Form 10-K for a description of our material legal proceedings.

Item 4.    Mine Safety Disclosures

Not applicable.

PART II

Item 5.    Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

There is no public trading market for the common stock of VRIAC. All of our outstanding common stock is owned by our parent, Voya Holdings Inc. ("Parent"), a direct, wholly owned subsidiary of Voya Financial.

See the Capital Contributions, Dividends and Statutory Information Note in our Consolidated Financial Statements in Part II, Item 8. in this Annual report on Form 10-K for information on capital contributions, dividends and dividend restrictions.

Item 6.    Reserved

Item 7.    Management's Narrative Analysis of the Results of Operations and Financial Condition

For the purposes of this discussion, the terms "VRIAC," "the Company," "we," "our," and "us" refer to Voya Retirement Insurance and Annuity Company and its subsidiaries. We are a direct, wholly owned subsidiary of Voya Holdings Inc., which is a direct, wholly owned subsidiary of Voya Financial, Inc. ("Voya Financial" or "Parent").

The following discussion and analysis presents a review of our results of operations for the years ended December 31, 2024 and 2023, and financial condition as of December 31, 2024 and 2023. This item should be read in its entirety and in conjunction with the Consolidated Financial Statements and related notes contained in Part II, Item 8. of this Annual Report on Form 10-K. For discussion and analysis of our results of operations for the years ended December 31, 2023 and 2022, refer to our 2023 Annual Report on Form 10-K filed with the SEC on March 7, 2024.

In addition to historical data, this discussion contains forward-looking statements about our business, operations and financial performance based on current expectations that involve risks, uncertainties and assumptions. Actual results may differ materially from those discussed in the forward-looking statements as a result of various factors. See the Note Concerning Forward-Looking Statements.

Overview

VRIAC is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, the "Company") provide financial products and services in the United States. VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

Business Update

On September 11, 2024, VRIAC's ultimate parent, Voya Financial, announced a definitive agreement to acquire the full-service retirement plan business of OneAmerica Financial. This acquisition was accomplished through the purchase of legal entities and an indemnity reinsurance agreement through which VRIAC will administer group annuity contracts on behalf of American United Life Insurance Company, an affiliate of OneAmerica Financial. The transaction closed on January 2, 2025.

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Results of Operations

	Year Ended December 31,
($ in millions)	2024	2023	Change
Revenues:
Net investment income	$1,482	$1,523	$(41)
Fee income	1,136	993	143
Premiums	9	29	(20)
Net gains (losses)	(44)	(134)	90
Other revenue	65	18	47
Total revenues	2,648	2,429	219
Benefits and expenses:
Interest credited and other benefits to contract owners/policyholders	770	817	(47)
Operating expenses	1,160	1,133	27
Net amortization of Deferred policy acquisition costs and Value of business acquired	73	76	(3)
Interest expense	2	3	(1)
Total benefits and expenses	2,005	2,029	(24)
Income before income taxes	643	400	243
Income tax expense (benefit)	57	13	44
Net income	$586	$387	$199

Year Ended December 31, 2024 compared to Year Ended December 31, 2023

Revenues

Fee income increased by $143 million from $993 million to $1,136 million primarily due to:

•an increase in fee-based assets primarily due to higher average equity markets.

Premiums decreased by $20 million from $29 million to $9 million primarily due to:

•lower amortization of the deferred profit liability associated with businesses exited due to unfavorable annual assumption updates.

Net gains (losses) improved by $90 million from a loss of $134 million to a loss of $44 million primarily due to:

•net favorable changes in derivative valuations due to interest rate movements.

The change was partially offset by:

•an unfavorable change in mark-to-market adjustments on securities subject to fair value option accounting primarily due to interest rate movements.

Other revenue increased by $47 million from $18 million to $65 million primarily due to:

•an increase in float earnings attributable to higher average equity markets.

Income Tax Expense

Income tax expense increased $44 million from $13 million to $57 million primarily due to:

•an increase in income before income taxes; and

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•the difference in the Security Life of Denver Company capital loss benefit that was recorded in 2024 and 2023. For more details, see the Income Taxes Note to our Consolidated Financial Statements in Part II, Item 8 of this Annual Report on Form 10-K.

The increase was partially offset by:

•an increase in the dividends received deduction; and
•tax credits.

Liquidity and Capital Resources

Liquidity refers to our ability to access sufficient sources of cash to meet the requirements of our operating, investing and financing activities. Capital refers to our long-term financial resources available to support business operations and future growth. Our ability to generate and maintain sufficient liquidity and capital depends on the profitability of the businesses, timing of cash flows on investments and products, general economic conditions and access to the capital markets and the other sources of liquidity and capital described herein.

The following presents a review of our sources and uses of liquidity and capital. This discussion should be read in its entirety and in conjunction with the Off-Balance Sheet Arrangements and Aggregate Contractual Obligations table included further below.

Liquidity Management

Our principal available sources of liquidity are product charges, investment income, proceeds from the maturity and sale of investments, proceeds from debt issuance and borrowing facilities, repurchase agreements, contract deposits, securities lending and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases and contract maturities, withdrawals and surrenders and payment of dividends.

Our liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents and short-term investments. As part of the liquidity management process, different scenarios are modeled to determine whether existing assets are adequate to meet projected cash flows. Key variables in the modeling process include interest rates, equity market movements, quantity and type of interest and equity market hedges, anticipated contract owner behavior, market value of the general account assets, variable separate account performance and implications of rating agency actions.

The fixed account liabilities are supported by a general account portfolio, principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the fixed account considers the assets available-for-sale. This strategy enables us to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook and other relevant factors. The objective of portfolio management is to maximize returns, taking into account interest rate and credit risk, as well as other risks. Our asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, we use derivative instruments to manage these risks. Our derivative counterparties are of high credit quality.

Liquidity and Capital Resources

Additional sources of liquidity include borrowing facilities to meet short-term cash requirements that arise in the ordinary course of business. For information regarding our reciprocal loan agreement with Voya Financial, see the Financing Agreements Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on Form 10-K.

We hold approximately 48.7% of our assets in marketable securities. These assets include cash, U.S. Treasuries, Agencies, Corporate Bonds, ABS, CMBS and collateralized mortgage obligations ("CMO") and Equity securities. In the event of a temporary liquidity need, cash may be raised by entering into repurchase agreements, dollar rolls or security lending agreements by temporarily lending securities and receiving cash collateral. Under our Liquidity Plan, up to 12% of our general account statutory admitted assets may be allocated to repurchase, securities lending and dollar roll programs. At the time a temporary cash need arises, the actual percentage of admitted assets available for repurchase transactions will depend upon outstanding allocations to the three programs. As of December 31, 2024, VRIAC had securities lending collateral assets of $581 million, which represents approximately 0.5% of its general account statutory admitted assets. As of December 31, 2023, VRIAC had

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securities lending collateral assets of $499 million, which represents approximately 0.4% of its general account statutory admitted assets.

Management believes that our sources of liquidity are adequate to meet our short-term cash obligations.

Capital Contributions and Dividends

See the Capital Contributions, Dividends and Statutory Information Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on Form 10-K for information on capital contributions and dividends.

Collateral

See the Derivative Financial Instruments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on Form 10-K for information on collateral for derivatives.

Ratings

Our access to funding and our related cost of borrowing, collateral requirements for derivatives instruments and the attractiveness of certain of our products to customers are affected by our credit ratings and insurance financial strength ratings, which are periodically reviewed by the rating agencies. Financial strength ratings and credit ratings are important factors affecting public confidence in an insurer and its competitive position in marketing products. Credit ratings are also important to our ability to raise capital through the issuance of debt and for the cost of such financing.

A downgrade in our credit ratings or the credit or financial strength ratings of our Parent or rated affiliates could have a material adverse effect on our results of operations and financial condition. See A downgrade or a potential downgrade in our financial strength or credit ratings may result in a loss of business and adversely affect our results of operations and financial condition in Risk Factors in Part I, Item 1A. of this Annual Report on Form 10-K.

Financial strength ratings represent the opinions of rating agencies regarding the financial ability of an insurance company to meet its obligations under an insurance policy. Credit ratings represent the opinions of rating agencies regarding an entity's ability to repay its indebtedness. These ratings are not a recommendation to buy or hold any of our securities and they may be revised or revoked at any time at the sole discretion of the rating organization.

Rating agencies use an "outlook" statement for both industry sectors and individual companies. A stable outlook from rating agencies is an opinion generally indicating that the rating is not likely to change over the medium term.

Our financial strength and credit ratings as of the date of this Annual Report on Form 10-K are summarized in the following table.

Company	Fitch	Moody's	S&P
Voya Retirement Insurance and Annuity Company
Financial Strength Rating	A+	A2	A+

Rating Agency	Financial Strength Rating Scale
Fitch(1)	"AAA" to "C"
Moody's(2)	"Aaa" to "C"
S&P(3)	"AAA" to "R"
(1) Fitch's financial strength ratings for insurance companies range from "AAA (exceptionally strong)" to "C (distressed)." Long-term credit ratings range from "AAA (highest credit quality)," which denotes exceptionally strong capacity for timely payment of financial commitments, to "D (default)."
(2) Moody’s financial strength ratings for insurance companies range from "Aaa (exceptional)" to "C (lowest)." Numeric modifiers are used to refer to the ranking within the group with 1 being the highest and 3 being the lowest. These modifiers are used to indicate relative strength within a category. Long-term credit ratings range from "Aaa (highest)" to "C (default)."
(3) S&P's financial strength ratings for insurance companies range from "AAA (extremely strong)" to "D (default)." Long-term credit ratings range from "AAA (extremely strong)" to "D (default)."

On September 18, 2024, Fitch upgraded Voya Retirement Insurance and Annuity Company's Financial Strength to A+ from A. In conjunction with the upgrade, Fitch revised its outlook to Stable.

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In December 2024, Moody’s confirmed its outlook for the U.S. life insurance sector as stable. Also, Fitch changed its outlook from improving to stable for the North American life insurance sector.

Other Minimum Guarantees

Other variable annuity contracts contain minimum interest rate guarantees and allow the contract holder to select either the market value of the account or the book value of the account at termination. The book value of the account is equal to deposits plus interest, less any withdrawals. Under the terms of the contract, the book value settlement is paid out over time. These guarantees are offered in our stabilizer and managed custody guarantee products.

Reinsurance

We reinsure our business through a diversified group of well-capitalized, highly rated reinsurers. However, we remain liable to the extent our reinsurers do not meet their obligations under the reinsurance agreements. Collectability of reinsurance balances is evaluated by monitoring ratings and evaluating the financial strength of our reinsurers. Large reinsurance recoverable balances are collateralized through secured trusts. For additional information regarding our reinsurance recoverable balances, see the Reinsurance Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Derivatives

We use derivatives for a variety of hedging purposes. We also have embedded derivatives within fixed maturities instruments and certain product features. See the Business, Basis of Presentation and Significant Accounting Policies Note and Derivative Financial Instruments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information.

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Off-Balance Sheet Arrangements and Aggregate Contractual Obligations

The following table presents our on- and off- balance sheet contractual obligations due in various periods as of December 31, 2024. The payments reflected in this table are based on our estimates and assumptions about these obligations, and consequently the actual cash outflows in future periods will vary, possibly materially, from those presented in the table.

	Payments Due by Period
($ in millions)	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Contractual Obligations
Purchase obligations(1)	$1,338	$1,298	$40	$—	$—
Reserves for insurance obligations(2)(3)	34,138	2,581	5,234	4,348	21,975
Retirement and other plans(4)	49	6	11	10	22
Short-term and long-term debt obligations(5)	46	45	1	—	—
Securities lending, repurchase agreements and collateral held(6)	1,221	1,136	—	—	85
Total	$36,792	$5,066	$5,286	$4,358	$22,082
(1) Purchase obligations consist primarily of outstanding commitments under limited partnerships that may occur any time within the terms of the partnership and private loans. The exact timing, however, of funding these commitments related to partnerships and private loans cannot be estimated. Therefore, the total amount of the commitments related to partnerships and private loans is included in the category "Less than 1 Year."
(2) Reserves for insurance obligations consist of amounts required to meet our future obligations for future policy benefits and contract owner account balances. Amounts presented in the table represent estimated cash payments under such contracts, including assumptions related to the receipt of future premiums, mortality, morbidity, lapse, retirement, and annuitization comparable with actual experience. These assumptions also include market growth and interest crediting assumptions. Estimated cash payments are undiscounted for the time value of money. Accordingly, the sum of cash flows presented of $34.1 billion significantly exceeds the sum of Future policy benefits and Contract owner account balances of $29.3 billion recorded on our Consolidated Balance Sheets as of December 31, 2024. Estimated cash payments are also presented gross of reinsurance. Due to the significance of the assumptions used, the amounts presented could materially differ from actual results.
(3) Contractual obligations related to certain closed blocks that were divested through reinsurance to third parties with reserves in the amount of $0.9 billion, have been excluded from the table. Although we are not relieved of our legal liability to the contract holder for these closed blocks, third-party collateral of $1.0 billion has been provided for the payment of the related insurance obligations. The sufficiency of collateral held for any individual block may vary.
(4) Includes estimated benefit payments under our non-qualified pension plans, and estimated benefit payments under our other postretirement benefit plans.
(5) The estimated payments due by period from long-term debt reflects the contractual maturities of principal, as well as estimated future interest payments. See the Financing Agreements Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.
(6) Securities lending agreements, repurchase agreements, and collateral held represent the liability to return collateral received from counterparties under securities lending agreements, OTC derivative, and cleared derivative contracts as well as the obligations related to borrowings under repurchase agreements. Securities lending agreements include provisions which permit us to call back securities with minimal notice and accordingly, the payable is classified as having a term of less than 1 year. Additionally, securities lending agreements and collateral held include off-balance sheet non-cash collateral of $321 million and $3 million, respectively.

Repurchase Agreements and Securities Pledged

We enter into reverse repurchase agreements and engage in dollar repurchase agreements with mortgage-backed securities ("dollar rolls") and repurchase agreements with other collateral types to increase our return on investments and improve liquidity. Additionally, we engage in securities lending whereby certain securities from our portfolio are loaned to other institutions for short periods of time.

See the Business, Basis of Presentation and Significant Accounting Policies Note and the Investments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on Form 10-K for further information on our securities lending program.

FHLB

We are a member of the FHLB of Boston. We are required to pledge collateral to back funding agreements issued to the FHLB. We have the ability to obtain funding from the FHLB based on a percentage of the value of our assets and subject to the availability of eligible collateral. Collateral is pledged based on the outstanding balances of FHLB funding agreements. The limit for the program is up to an amount that corresponds to the lending value of assets that can be pledged to the FHLB of Boston, which is limited to 5% of the admitted assets of VRIAC on a statutory basis. The lending value of assets varies based on the type, rating and maturity of the collateral posted to the FHLB. Generally, mortgage securities, commercial real estate and U.S. treasury securities are pledged to the FHLBs. Market value fluctuations resulting from changes in interest rates, spreads and other risk factors for each type of assets are monitored and additional collateral is either pledged or released as needed.

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We had $721 million and $671 million in non-putable FHLB funding agreements as of December 31, 2024 and 2023, respectively, which are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. As of December 31, 2024 and 2023, we had assets with a market value of approximately $1,238 million and $1,205 million, respectively, which collateralized the FHLB funding agreements. As of December 31, 2024, our available borrowing capacity as per our pledged assets was approximately $867 million.

Statutory Capital and Risk-Based Capital

The Connecticut Insurance Department (the "Department") recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Connecticut Insurance Law. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Connecticut.

We are subject to minimum risk-based capital ("RBC") requirements established by the Department. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the NAIC, to RBC requirements, as defined by the NAIC.

For information regarding our statutory capital and surplus, see the Capital Contributions, Dividends and Statutory Information Note in our Consolidated Financial Statements in Part II, Item 8. in this Annual Report on Form 10-K.

Critical Accounting Judgments and Estimates

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("U.S. GAAP") requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Critical estimates and assumptions are evaluated on an on-going basis based on historical developments, market conditions, industry trends and other information that is reasonable under the circumstances. There can be no assurance that actual results will conform to estimates and assumptions and that reported results of operations will not be materially affected by the need to make future accounting adjustments to reflect changes in these estimates and assumptions from time to time. Those estimates are inherently subject to change and actual results could differ from those estimates, and the differences may be material to the accompanying Consolidated Financial Statements.

We have identified the following accounting judgments and estimates as critical in that they involve a higher degree of judgment and are subject to a significant degree of variability:
•Valuation of investments and derivatives;
•Investment impairments;
•Income taxes; and
•Contingencies.

In developing these accounting estimates, we make subjective and complex judgments that are inherently uncertain and subject to material changes as facts and circumstances develop. Although variability is inherent in these estimates, we believe the amounts provided are appropriate based on the facts available upon preparation of the Consolidated Financial Statements.

The above critical accounting estimates are described in the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Valuation of Investments and Derivatives

Our investment portfolio includes certain investments recorded at fair value and consists of public and private fixed maturity securities, commercial mortgage and other loans, equity securities, short-term investments, other invested assets, and derivative financial instruments. We enter into interest rate, equity market, credit default, and currency contracts, including swaps, futures, forwards, caps, floors, and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a

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referenced asset, index or pool. We also utilize options and futures on equity indices to reduce and manage risks associated with our annuity products.

See the Investments Note and the Derivative Financial Instruments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information.

Investments

We measure the fair value of our financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, including our own credit risk. The estimate of fair value is the price that would be received to sell an asset or paid to transfer a liability ("exit price") in an orderly transaction between market participants in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. We use a number of valuation sources to determine the fair values of our financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

We categorize our financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

When available, the estimated fair value of securities is based on quoted prices in active markets that are readily and regularly obtainable. When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, including discounted cash flows, matrix pricing or other similar techniques. Inputs to these methodologies include, but are not limited to, market observable inputs such as benchmark yields, credit quality, issuer spreads, bids, offers and cash flow characteristics of the security. For privately placed bonds, we also consider such factors as the net worth of the borrower, value of the collateral, the capital structure of the borrower, the presence of guarantees, and the borrower's ability to compete in its relevant market. Valuations are reviewed and validated monthly by an internal valuation committee using price variance reports, comparisons to internal pricing models, back testing of recent trades, and monitoring of trading volumes, as appropriate.

The valuation of financial assets and liabilities involves considerable judgment, is subject to considerable variability, is established using management's best estimate, and is revised as additional information becomes available. As such, changes in, or deviations from, the assumptions used in such valuations can significantly affect our results of operations. Financial markets are subject to significant movements in valuation and liquidity, which can impact our ability to liquidate and the selling price that can be realized for our securities.

Derivatives

Derivatives are carried at fair value, which is determined by using the Company's derivative accounting system in conjunction with observable key financial data from third-party sources, such as yield curves, exchange rates, S&P 500 Index prices, Overnight Index Swap ("OIS") rates, and Secured Overnight Financing Rates ("SOFR"). Valuations for our futures contracts are based on unadjusted quoted prices from an active exchange. Counterparty credit risk is considered and incorporated in our valuation process through counterparty credit rating requirements and monitoring of overall exposure. Our own credit risk is also considered and incorporated in our valuation process.

We have certain credit default swaps ("CDS") and options that are priced by third party vendors or by using models that primarily use market observable inputs, but contain inputs that are not observable to market participants.

We also have investments in certain fixed maturities and have issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets, or credit ratings/spreads. The fair values of these embedded derivatives are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

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The valuation of derivatives involves considerable judgment, is subject to considerable variability, is established using management's best estimate and is revised as additional information becomes available. As such, changes in, or deviations from, these assumptions used in such valuations can have a significant effect on our results of operations.

For additional information regarding the fair value of our investments and derivatives, see the Fair Value Measurements Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K. For additional information regarding the sensitivities of interest rate risk and equity market price risk and impact on investments and derivatives, see Quantitative and Qualitative Disclosures About Market Risk in Part II, Item 7A. of this Annual Report on Form 10-K.

Investment Impairments

Fixed maturities, available-for-sale, and mortgage loans on real estate can be subject to credit impairment, which can have a significant effect on the results of operations. Refer to the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for an understanding of our methodology and significant inputs considered within the allowance for credit losses and impairments. For additional information regarding the evaluation process for credit impairments, refer to the Investments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Income Taxes

The results of our operations are included in the consolidated tax return of Voya Financial. Generally, our Consolidated Financial Statements recognize the current and deferred income tax consequences that result from our activities during the current and preceding periods pursuant to the provisions of ASC Topic 740, "Income Taxes" as if we were a separate taxpayer rather than a member of Voya Financial's consolidated income tax return group, with the exception of any net operating loss carryforwards and capital loss carryforwards, which are recorded pursuant to the tax sharing agreement.

Under our tax sharing agreement, Voya Financial will pay us for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

Valuation Allowances

We use certain assumptions and estimates in determining the income taxes payable or refundable to/from Voya Financial for the current year, the deferred income tax liabilities and assets for items recognized differently in our Consolidated Financial Statements from amounts shown on our income tax returns, and the federal income tax expense. Determining these amounts requires analysis and interpretation of current tax laws and regulations, including the loss limitation rules associated with change in control. We exercise considerable judgment in evaluating the amount and timing of recognition of the resulting income tax liabilities and assets. These judgments are reevaluated on a quarterly basis and as regulatory and business factors change.

We had federal net operating losses of $788 million as of December 31, 2024, which we expect to fully utilize in future years from the four available sources of taxable income. Additionally, we had overall unrealized capital losses of $1.9 billion in Accumulated other comprehensive income as of December 31, 2024, which we expect to be utilized by our hold-to-maturity tax planning strategy. Future decreases to taxable income, increases to interest rates and/or the occurrence of other unexpected circumstances, such as changes in the economic environment, liquidity and investment strategy, could result in recording a related valuation allowance on our deferred tax assets in a future period.

For additional understanding over the Company's valuation allowance, refer to the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on Form 10-K.

Tax Contingencies

We recognize the tax benefit from an uncertain tax position only if it is more likely than not to be sustained under examination by the applicable taxing authority. We also consider positions that have been reviewed and agreed to as part of an examination by the applicable taxing authority. For items that meet the more-likely-than-not recognition threshold, we measure the tax position as the largest amount of benefit that is more than 50% likely to be realized upon ultimate resolution with the applicable

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tax authority that has full knowledge of all relevant information. Tax positions that do not meet the more-likely-than-not standard are not recognized.

Changes in Law

Certain changes or future events, such as changes in tax legislation, completion of tax audits, planning opportunities and expectations about future outcomes could have an impact on our estimates of valuation allowances, deferred taxes, tax provisions, and effective tax rates.

In August 2022, President Biden signed into law the Inflation Reduction Act of 2022, which includes a 15% corporate alternative minimum tax ("CAMT"). The CAMT is effective in taxable years beginning after December 31, 2022. In September 2024, the Department of Treasury issued proposed regulations providing additional guidance on the CAMT. Finalizing regulations will take time, and the final regulations may differ materially from the proposed regulations. While we do not expect to be subject to the CAMT for 2024, we are continuing to review the proposed regulations, and our CAMT determination will need to be evaluated in light of future guidance.

Contingencies

For information regarding our contingencies, see the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Impact of New Accounting Pronouncements

For information regarding the impact of new accounting pronouncements, see the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Item 7A.    Quantitative and Qualitative Disclosures About Market Risk

Market risk is the risk that our consolidated financial position and results of operations will be affected by fluctuations in the value of financial instruments. We have significant holdings in financial instruments and are naturally exposed to a variety of market risks. The main market risks we are exposed to include interest rate risk, equity market price risk and credit risk. We do not have material market risk exposure to "trading" activities in our Consolidated Financial Statements.

Risk Management

As a financial services company offering retirement products and services, taking measured risks is part of our business. As part of our effort to ensure measured risk taking, we have integrated risk management in our daily business activities and strategic planning.

We place a high priority on risk management and risk control. We have comprehensive risk management and control procedures in place, which are integrated with our affiliates. We have established an integrated risk management function together with our affiliates with responsibility for the formulation of our risk appetite, strategies, policies and limits. The risk management function is also responsible for monitoring our overall market risk exposures and provides review, oversight and support functions on risk-related issues.

Our risk appetite is aligned with how our business is managed and anticipates future regulatory developments. In particular, our risk appetite is aligned with regulatory capital requirements as well as metrics that are aligned with various ratings agency models.

Our risk governance and control systems enable us to identify, control, monitor and aggregate risks and provide assurance that risks are being measured, monitored and reported adequately and effectively. To promote measured risk taking, we have integrated risk management with our business activities and strategic planning.

We have implemented several limit structures to manage risk. Examples include, but are not limited to, the following:
•At-risk limits on sensitivities of earnings and regulatory capital;
•Duration mismatch limits;
•Liquidity limits;

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•Credit risk limits;
•Mortality/morbidity concentration limits;
•Catastrophe and mortality/morbidity exposure retention limits for our insurance risk; and
•Investment and derivative guidelines.

We manage our risk appetite based on several key risk metrics, including:
•At-risk metrics on sensitivities of earnings and regulatory capital;
•Stress scenario results: forecasted results under stress events covering the impact of changes in interest rates, equity markets, mortality/morbidity rates, credit default and spread levels, and combined impacts; and
•Economic capital: the amount of capital required to cover extreme scenarios.

We are also subject to cash flow stress testing pursuant to regulatory requirements. This analysis measures the effect of changes in interest rate assumptions on asset and liability cash flows. The analysis includes the effects of:
•the timing and amount of redemptions and prepayments in our asset portfolio;
•our derivative portfolio;
•death benefits and other claims payable under the terms of our insurance products;
•lapses and surrenders in our insurance products;
•minimum interest guarantees in our insurance products; and
•book value guarantees in our insurance products.

We evaluate any shortfalls that our cash flow testing reveals and if needed increase statutory reserves or adjust portfolio management strategies.

Derivatives are financial instruments for which values are derived from interest rates, foreign currency exchange rates, financial indices, or other prices of securities or commodities. Under U.S. insurance statutes, we may use derivatives to hedge market values or cash flows of assets or liabilities; to replicate cash market instruments; and for certain limited income generating activities. We are generally prohibited from using derivatives for speculative purposes. References below to hedging and hedge programs refer to our process of reducing exposure to various risks. This does not mean that the process necessarily results in hedge accounting treatment for the respective derivative instruments. See the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for information regarding the Company's hedge accounting policies.

Market Risk Related to Interest Rates

We define interest rate risk as the risk of an economic loss due to adverse changes in interest rates. This risk arises from our holdings in interest sensitive assets and liabilities, primarily as a result of investing life insurance premiums, fixed annuity and guaranteed investment contract deposits received in interest-sensitive assets and carrying these funds as interest-sensitive liabilities. In a rising interest rate environment, we are exposed to the risk of financial disintermediation through a potential increase in the level of book value surrenders on certain stable value contracts. Conversely, a steady increase in interest rates would tend to improve financial results due to reduced hedging costs, lower costs of guaranteed benefits and improvement to fixed margins.

We use product design, pricing and asset/liability management ("ALM") strategies to reduce the adverse effects of interest rate movement. Product design and pricing strategies can include the use of surrender charges, withdrawal restrictions and the ability to reset credited interest rates. ALM strategies can include the use of derivatives and duration and convexity mismatch limits. See The level of interest rates may adversely affect our profitability, particularly during a period of rapidly increasing interest rates or in the event of a recurrence of a low interest rate environment in Risk Factors, Part I, Item 1A. of this Annual Report on Form 10-K. See the Derivative Financial Instruments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for information regarding derivative strategies on our material derivative types.

We assess interest rate exposures for financial assets, liabilities and derivatives using hypothetical test scenarios that assume either increasing or decreasing 100 basis point parallel shifts in the yield curve. In calculating these amounts, we exclude gains and losses on separate account fixed income securities related to products for which the investment risk is borne primarily by the separate account contract holder rather than by us. While the test scenarios are for illustrative purposes only and do not reflect our expectations regarding future interest rates or the performance of fixed-income markets, they are near-term, reasonably possible hypothetical change that illustrate the potential impact of such events. These tests do not measure the change in value that could result from non-parallel shifts in the yield curve. As a result, the actual change in fair value from a 100 basis point change in interest rates could be different from that indicated by these calculations.

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The following table summarizes the net estimated potential change in fair value from hypothetical 100 basis point upward and downward shifts in interest rates as of December 31, 2024.

	As of December 31, 2024
			Hypothetical Change in Fair Value(2)
($ in millions)	Notional	Fair Value(1)	+ 100 Basis Points Yield Curve Shift	- 100 Basis Points Yield Curve Shift
Financial assets with interest rate risk:
Fixed maturities, including securities pledged	$—	$20,134	$(1,222)	$1,376
Mortgage loans on real estate	—	3,440	(108)	114
Derivatives:
Interest rate contracts	11,636	(65)	122	(140)
Financial liabilities with interest rate risk:
Investment contracts:
Funding agreements without fixed maturities and deferred annuities(3)	—	27,652	(1,288)	1,758
Funding agreements with fixed maturities	—	726	—	—
Supplementary contracts, immediate annuities and other	—	180	(4)	4
Stabilizer and MCGs	—	19	18	(1)
(1)    Separate account assets and liabilities, which are interest rate sensitive, are not included herein as any interest rate risk is borne by the holder of the separate account.
(2)     Increases in assets and liabilities are presented without parentheses, while (decreases) in assets and liabilities are presented with parentheses.
(3)    Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within Stabilizer and MCGs.

Market Risk Related to Equity Market Prices

We assess equity risk exposures for financial assets, liabilities and derivatives using hypothetical test scenarios that assume either an increase or decrease of 10% in all equity market benchmark levels. The following table presents the net estimated potential change in fair value from an instantaneous increase and decrease in all equity market benchmark levels of 10% as of December 31, 2024. In calculating these amounts, we exclude gains and losses on separate account equity securities related to products for which the investment risk is borne primarily by the separate account contract holder rather than by us. While the test scenarios are for illustrative purposes only and do not reflect our expectations regarding the future performance of equity markets, they are near-term, reasonably possible hypothetical changes that illustrate the potential impact of such events. These scenarios consider only the direct effect on fair value of declines in equity benchmark market levels and not changes in asset-based fees recognized as revenue or changes in any other assumptions such as market volatility or mortality, utilization or persistency rates in insurance contracts. In addition, these scenarios do not reflect the effect of basis risk, such as potential differences in the performance of the investment funds underlying the variable annuity products relative to the equity market benchmark we use as a basis for developing our hedging strategy. The impact of basis risk could result in larger differences between the change in fair value of the equity-based derivatives and the related living benefit features, in comparison to the hypothetical test scenarios.

	As of December 31, 2024
			Hypothetical Change in Fair Value(1)
($ in millions)	Notional	Fair Value	+ 10% Equity Shock	-10% Equity Shock
Financial assets with equity market risk:
Equity securities, at fair value	$—	$66	$7	$(7)
Limited partnerships/corporations	—	1,227	74	(74)
(1) Increases in assets presented without parentheses, while (decreases) in assets presented with parentheses.

41

Market Risk Related to Credit Risk

Credit risk is primarily embedded in the general account portfolio. The carrying value of our fixed maturity, including securities pledged, and equity portfolio totaled $20.2 billion and $21 billion as of December 31, 2024 and 2023, respectively. Our credit risk materializes primarily as impairment losses or credit related trading losses. We are exposed to occasional cyclical economic downturns, during which impairment losses may be significantly higher than the long-term historical average. This is offset by years where we expect the actual impairment losses to be substantially lower than the long-term average.

Credit risk in the portfolio can also materialize as increased capital requirements caused by rating down-grades. The effect of rating migration on our capital requirements is also dependent on the economic cycle and increased asset impairment levels may go hand in hand with increased asset related capital requirements.

We manage the risk of default and rating migration by applying disciplined credit evaluation and underwriting standards and prudently limiting allocations to lower quality, higher risk investments. In addition, we diversify our exposure by issuer and country, using rating based issuer and country limits, as well as by industry segment, using specific investment constraints. Limit compliance is monitored on a daily, monthly, or quarterly basis. Limit violations are reported to senior management and we are actively involved in decisions around curing such limit violations.

We also have credit risk related to the ability of our derivatives and reinsurance counterparties to honor their obligations to pay the contract amounts under various agreements. In order to minimize the risk of credit loss on such contracts, we diversify our exposures among several counterparties and limit the amount of exposure to each based on credit rating. For most counterparties, we have collateral agreements in place that would substantially limit our credit losses in case of a counterparty default. We also generally limit our selection of counterparties that we do new transactions with to those with an "A-" credit rating or above. When exceptions are made to that principle, we ensure that we obtain collateral to mitigate our risk of loss. For derivatives counterparty risk exposures (which includes reverse repurchase and securities lending transactions), we measure and monitor our risks on a market value basis daily.

42

Item 8.    Financial Statements and Supplementary Data

43

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Directors of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Voya Retirement Insurance and Annuity Company (the Company) as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income, changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes and financial statement schedules listed in the Index at Item 15(a) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to those charged with governance and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which they relate.

44

Valuation of investments in securities
Description of the Matter	A subset of the Company’s $17.8 billion fixed-income securities portfolio exhibits higher estimation uncertainty when determining fair value. The fixed-income securities are classified as available-for sale and, accordingly, are carried at fair value in the consolidated statements of financial position. As discussed in Note 4 of the consolidated financial statements, for certain securities, the Company obtains fair values from independent broker quotes which exhibit higher estimation uncertainty. In addition, the Company uses a matrix-based pricing model that includes several assumptions (i.e., current corporate spreads and credit quality of the issuer) which creates higher estimation uncertainty.

Auditing the fair value of securities that exhibit higher estimation uncertainty was especially challenging because determining the fair value is complex and highly judgmental and involves using inputs and assumptions that are not directly observable in the market.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design, and tested the operating effectiveness of controls over management’s valuation process for the securities that exhibit higher estimation uncertainty. This included, among others, controls related to the review and approval of fair values obtained from independent broker quotes, and controls over the review and approval of fair values determined using the matrix-based pricing model, including the inputs and assumptions used.

To test the fair value of investments with higher estimation uncertainty priced using either matrix-based pricing model or independent broker quotes, our audit procedures included, among others, utilizing valuation specialists to perform procedures which included independently calculating a reasonable range of fair values for a sample of securities exhibiting higher estimation uncertainty, using a cash flow model with cash flow and yield assumptions based on independently obtained information, or transaction data for similar securities when available. We compared these ranges to management’s estimates of fair value for the selected securities.

/s/ Ernst & Young LLP
We have served as the Company's auditor since 2001.
San Antonio, Texas
March 11, 2025

45

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2024 and 2023
(In millions, except share and per share data)

	As of December 31,
	2024	2023

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $19,743 and $20,496 as of 2024 and 2023, respectively; net of allowance for credit losses of $30 and $14 as of 2024 and 2023, respectively)	$17,848	$18,713
Fixed maturities, at fair value using the fair value option	1,197	1,328
Equity securities, at fair value	66	65
Short-term investments	20	86
Mortgage loans on real estate (net of allowance for credit losses of $19 and $ 22 as of 2024 and 2023, respectively)	3,613	4,026
Policy loans	163	161
Limited partnerships/corporations	1,227	1,046
Derivatives	239	213
Securities pledged (amortized cost of $1,223 and $855 as of 2024 and 2023, respectively)	1,089	798
Other investments	94	88
Total investments	25,556	26,524
Cash and cash equivalents	516	186
Short-term investments under securities loan agreements, including collateral delivered	839	789
Accrued investment income	276	283
Premium receivable and reinsurance recoverable (net of allowance for credit losses of $0 as of 2024 and 2023)	2,560	2,899
Deferred policy acquisition costs and Value of business acquired	907	920
Deferred income taxes	662	633
Other assets (net of allowance for credit loss of $0 as of 2024 and 2023)	1,396	1,726
Assets held in separate accounts	98,579	90,282
Total assets	$131,291	$124,242
The accompanying notes are an integral part of these Consolidated Financial Statements.

46

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2024 and 2023
(In millions, except share and per share data)

	As of December 31,
	2024	2023
Liabilities:
Future policy benefits and contract owner account balances	$29,268	$30,577
Payables under securities loan and repurchase agreements, including collateral held	897	692
Due to affiliates	100	173
Derivatives	268	299
Other liabilities	639	679
Liabilities related to separate accounts	98,579	90,282
Total liabilities	$129,751	$122,702

Commitments and Contingencies (Note 15)

Shareholder's equity:
Common stock ($50 par value per share, 100,000 shares authorized, 55,000 issued and outstanding as of 2024 and 2023)	3	3
Additional paid-in capital	2,754	2,770
Accumulated other comprehensive income (loss)	(1,644)	(1,531)
Retained earnings	427	298
Total shareholder's equity	1,540	1,540
Total liabilities and shareholder's equity	$131,291	$124,242
The accompanying notes are an integral part of these Consolidated Financial Statements.

47

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Operations
For the Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Year Ended December 31,
	2024	2023	2022
Revenues:
Net investment income	$1,482	$1,523	$1,619
Fee income	1,136	993	979
Premiums	9	29	16
Net gains (losses)	(44)	(134)	(429)
Other revenue	65	18	41
Total revenues	2,648	2,429	2,226
Benefits and expenses:
Interest credited and other benefits to contract owners/policyholders	770	817	730
Operating expenses	1,160	1,133	1,132
Net amortization of Deferred policy acquisition costs and Value of business acquired	73	76	81
Interest expense	2	3	1
Total benefits and expenses	2,005	2,029	1,944
Income before income taxes	643	400	282
Income tax expense (benefit)	57	13	(51)
Net income	$586	$387	$333
The accompanying notes are an integral part of these Consolidated Financial Statements.

48

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Comprehensive Income
For the Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Year Ended December 31,
	2024	2023	2022
Net income	$586	$387	$333
Other comprehensive income (loss), before tax:
Change in current discount rate	28	16	41
Unrealized gains (losses) on securities	(170)	661	(4,635)
Other comprehensive income (loss), before tax	(142)	677	(4,594)
Income tax expense (benefit) related to items of other comprehensive income (loss)	(29)	141	(965)
Other comprehensive income (loss), after tax	(113)	536	(3,629)
Comprehensive income (loss)	$473	$923	$(3,296)
The accompanying notes are an integral part of these Consolidated Financial Statements.

49

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Changes in Shareholder's Equity
For the Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total Shareholder's Equity
Balance as of January 1, 2022	$3	$3,191	$1,562	$324	$5,080
Comprehensive income (loss):
Net income	—	—	—	333	333
Other comprehensive income (loss), after tax	—	—	(3,629)	—	(3,629)
Total comprehensive income (loss)					(3,296)
Dividends paid and distributions of capital	—	(413)	—	(444)	(857)
Balance as of December 31, 2022	3	2,778	(2,067)	213	927
Comprehensive income (loss):
Net income	—	—	—	387	387
Other comprehensive income (loss), after tax	—	—	536	—	536
Total comprehensive income (loss)					923
Dividends paid and distributions of capital	—	(8)	—	(302)	(310)
Balance as of December 31, 2023	3	2,770	(1,531)	298	1,540
Comprehensive income (loss):
Net income	—	—	—	586	586
Other comprehensive income (loss), after tax	—	—	(113)	—	(113)
Total comprehensive income (loss)					473
Dividends paid and distributions of capital	—	(16)	—	(457)	(473)
Balance as of December 31, 2024	$3	$2,754	$(1,644)	$427	$1,540
The accompanying notes are an integral part of these Consolidated Financial Statements.

50

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Year Ended December 31,
	2024	2023	2022
Cash Flows from Operating Activities:
Net income	$586	$387	$333
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income tax (benefit) expense	—	(1)	(50)
Net (gains) losses	44	134	429
(Gains) losses on limited partnerships/corporations	12	29	34
Changes in operating assets and liabilities:
Deferred policy acquisition costs, value of business acquired and sales inducements, net	13	17	23
Premium receivable and reinsurance recoverable	313	205	200
Other receivables and asset accruals	(62)	4	9
Future policy benefits, claims reserves and interest credited	577	538	449
Due to/from affiliates	(73)	30	48
Other payables and accruals	(22)	(25)	(147)
Other, net	(10)	2	(13)
Net cash provided by operating activities	1,378	1,320	1,315
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	$4,586	$4,781	$5,351
Equity securities	—	64	5
Mortgage loans on real estate	627	451	597
Limited partnerships/corporations	82	102	82
Acquisition of:
Fixed maturities	(4,245)	(3,191)	(6,084)
Mortgage loans on real estate	(243)	(296)	(588)
Limited partnerships/corporations	(246)	(113)	(179)
Short-term investments, net	66	162	(248)
Derivatives, net	86	65	264
Short-term loan to affiliate, net	195	(295)	130
Collateral received (delivered), net	155	(78)	(21)
Receipts on deposit asset contracts	204	240	119
Other, net	—	42	28
Net cash provided by (used in) investing activities	1,267	1,934	(544)
Cash Flows from Financing Activities:
Deposits received for investment contracts	$1,992	$1,559	$4,388
Maturities and withdrawals from investment contracts	(3,847)	(4,536)	(4,530)
Dividends paid and distributions of capital	(473)	(310)	(857)
Other, net	13	(1)	12
Net cash (used in) financing activities	(2,315)	(3,288)	(987)
Net increase (decrease) in cash and cash equivalents	330	(34)	(216)
Cash and cash equivalents, beginning of period	186	220	436
Cash and cash equivalents, end of period	$516	$186	$220

Supplemental disclosure of cash flow information:
Income taxes paid (received), net	$57	$(6)	$46
The accompanying notes are an integral part of these Consolidated Financial Statements.

51

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

1.    Business, Basis of Presentation and Significant Accounting Policies

Business

Voya Retirement Insurance and Annuity Company ("VRIAC") is a stock life insurance company domiciled in the State of Connecticut. VRIAC, together with its wholly owned subsidiaries (collectively the "Company"), provide financial products and services in the United States. VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

VRIAC is a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc. ("Voya Financial").

The Company derives its revenue mainly from (a) Investment income earned on investments, (b) Fee income generated from separate account assets supporting variable options under variable annuity contract investments, as designated by contract owners, (c) Premiums, (d) Net gains (losses) on investments and changes in fair value of embedded derivatives on product guarantees, and (e) Other revenue which includes certain other fees. The Company's benefits and expenses primarily consist of (a) Interest credited and other benefits to contract owners/policyholders, (b) Operating expenses, which include expenses related to the selling and servicing of the various products offered by the Company and other general business expenses, and (c) Amortization of Deferred acquisition costs ("DAC") and Value of business acquired ("VOBA").

The Company offers qualified and non-qualified annuity contracts that include a variety of funding and payout options for individuals and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408, 457 and 501, as well as non-qualified deferred compensation plans and related services. The Company's products are offered primarily to public and private school systems, higher education institutions, hospitals and healthcare facilities, not-for-profit organizations, state and local governments, small to mid-sized corporations and individuals. The Company also provides stable value investment options, including separate account guaranteed investment contracts ("GICs") and synthetic GICs, to institutional clients. The Company's products are generally distributed through independent brokers and advisors, third-party administrators and consultants.

Products offered by the Company include deferred and immediate (i.e., payout) annuity contracts. The Company's products also include programs offered to qualified plans and non-qualified deferred compensation plans that package administrative and record-keeping services, participant education, and retirement readiness planning tools along with a variety of investment options, including proprietary and non-proprietary mutual funds and variable and fixed investment options. In addition, the Company offers wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with the Company. Stable value products are also provided to institutional plan sponsors where the Company may or may not be providing other employer sponsored products and services.

The Company provides its principal products and services through one operating segment. The Director and President of VRIAC is the chief operating decision maker ("CODM"). The CODM assesses performance and makes resource allocation decisions based upon Net income (loss) presented in the Consolidated Statements of Operations. The measure of segment assets is reported on the Consolidated Balance Sheets as Total assets. Significant expenses regularly provided to the CODM are consistent with those presented in the Consolidated Statements of Operations.

On September 11, 2024, VRIAC's ultimate parent, Voya Financial, announced a definitive agreement to acquire the full-service retirement plan business of OneAmerica Financial. This acquisition was accomplished through the purchase of legal entities and an indemnity reinsurance agreement through which VRIAC will administer group annuity contracts on behalf of American United Life Insurance Company, an affiliate of OneAmerica Financial. The transaction closed on January 2, 2025.

52

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Basis of Presentation

The accompanying Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

The Consolidated Financial Statements include the accounts of VRIAC and its wholly owned subsidiaries, Voya Financial Partners, LLC ("VFP"), Voya Institutional Plan Services, LLC ("VIPS"), and Voya Retirement Advisors, LLC ("VRA"). Intercompany transactions and balances have been eliminated.

Significant Accounting Policies

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates, and the differences may be material to the Consolidated Financial Statements.

The Company has identified the following accounts and policies as the most significant in that they involve a higher degree of judgment, are subject to a significant degree of variability and/or contain significant accounting estimates:

•Valuation of investments and derivatives;
•Investment impairments;
•Income taxes; and
•Contingencies.

Fair Value Measurement

The Company measures the fair value of its financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, including the Company's own credit risk. The estimate of fair value is the price that would be received to sell an asset or transfer a liability ("exit price") in an orderly transaction between market participants in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. The Company uses a number of valuation sources to determine the fair values of its financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

Investments

The accounting policies for the Company's principal investments are as follows:

Fixed Maturities and Equity Securities: The Company measures its equity securities at fair value and recognizes any changes in fair value in net income.

The Company's fixed maturities are generally designated as available-for-sale. In addition, the Company has fixed maturities accounted for using the fair value option ("FVO"). Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in Accumulated other comprehensive income ("AOCI") and presented net of Deferred income taxes. Trading securities are valued at fair value, with the changes in fair value recorded in Net gains (losses) and interest income recorded in Net investment income in the Consolidated Statements of Operations. In addition, certain fixed maturities have embedded derivatives, which are reported with the host contract on the Consolidated Balance Sheets.

53

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Certain collateralized mortgage obligations ("CMOs"), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and valued at fair value with changes in the fair value recorded in Net gains (losses). Changes in fair value associated with derivatives purchased to hedge CMOs are also recorded in Net gains (losses).

Purchases and sales of fixed maturities and equity securities, excluding private placements, are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date. Investment gains and losses on sales of securities are generally determined on a first-in-first-out ("FIFO") basis.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Such dividends and interest income are recorded in Net investment income.

Included within fixed maturities are loan-backed securities, including residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single-class and multi-class mortgage-backed securities ("MBS") and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For prepayment-sensitive securities such as interest-only and principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis.

Short-term Investments: Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These investments are stated at fair value.

Mortgage Loans on Real Estate: The Company's mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, net of allowance for credit losses. Amortized cost is the principal balance outstanding, net of deferred loan fees and costs. Accrued interest receivable is reported in Accrued investment income on the Consolidated Balance Sheets.

Mortgage loans are evaluated by the Company's investment professionals, including an appraisal of loan-specific credit quality, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. The Company's review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of debt type, capital market factors and market vacancy rates, and loan-specific risk characteristics such as debt service coverage ratios ("DSC"), loan-to-value ("LTV"), collateral size, seniority of the loan, segmentation and property types.

The allowance for credit losses is a valuation account that is deducted from the loans’ amortized cost basis to present the net amount expected to be collected on the loans. The change in the allowance for credit losses is recorded in Net gains (losses). Loans are written off against the allowance when management believes the uncollectability of a loan balance is confirmed. Expected recoveries do not exceed the aggregate of amounts previously written-off and expected to be written-off.

Mortgages are rated for the purpose of quantifying the level of risk. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. The Company defines delinquent mortgage loans consistent with industry practice as 60 days past due.

54

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow, number of days past due, or various other circumstances. Based on an assessment as to the collectability of the principal, a determination is made either to apply against the book value or apply according to the contractual terms of the loan. Funds recovered in excess of book value would then be applied to recover expenses, impairments, and then interest. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

For those mortgages that are determined to require foreclosure, expected credit losses are based on the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. Property obtained from foreclosed mortgage loans is recorded in Other investments on the Consolidated Balance Sheets.

Policy Loans: Policy loans are carried at an amount equal to the unpaid balance. Interest income on such loans is recorded as earned in Net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are collateralized by the cash surrender value of the associated insurance contracts. Any unpaid principal or interest on the loan is deducted from the account value or the death benefit prior to settlement of the policy.

Limited Partnerships/Corporations: The Company uses the equity method of accounting for investments in limited partnership interests, which consist primarily of private equity and hedge funds. Generally, the Company records its share of earnings using a lag methodology, relying on the most recent financial information available, typically not to exceed three months. The Company's earnings from limited partnership interests accounted for under the equity method are recorded in Net investment income.

Other Investments: Other investments are comprised primarily of the Company's investment in outstanding common stock of an affiliate, Voya Special Investments, Inc., which is accounted for as an equity method investment. Other investments also include Federal Home Loan Bank ("FHLB") stock and property obtained from foreclosed mortgage loans, as well as other miscellaneous investments. The Company is a member of the FHLB system and is required to own a certain amount of FHLB stock based on the level of borrowings and other factors. FHLB stock is carried at cost, classified as a restricted security and periodically evaluated for impairment based on ultimate recovery of par value.

Securities Pledged: The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The Company has the right to approve any institution with whom the lending agent transacts on its behalf. Initial collateral, primarily cash, is required at an agreed-upon percentage of the market value of the loaned securities. The lending agent retains the collateral and invests it in short-term liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss. See also Repurchase Agreements below.

Investment Impairments

The Company evaluates its available-for-sale investments quarterly to determine whether a decline in fair value below the amortized cost basis has resulted from credit loss or other factors. This evaluation process entails considerable judgment and estimation. Factors considered in this analysis include, but are not limited to, the extent to which the fair value has been less than amortized cost, the issuer's financial condition and near-term prospects, future economic conditions and market forecasts, interest rate changes and changes in ratings of the security. A severe unrealized loss position on a fixed maturity may not have any impact on (a) the ability of the issuer to service all scheduled interest and principal payments and (b) the evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

When assessing the Company's intent to sell a security, or if it is more likely than not it will be required to sell a security before recovery of its amortized cost basis, management evaluates facts and circumstances such as, but not limited to, decisions to rebalance the investment portfolio and sales of investments to meet cash flow or capital needs.

55

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

When the Company has determined it has the intent to sell, or if it is more likely than not that the Company will be required to sell a security before recovery of its amortized cost basis, and the fair value has declined below amortized cost ("intent impairment"), the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in Net gains (losses) as impairments in the Consolidated Statements of Operations.

For available-for-sale securities that do not meet the intent impairment criteria but the Company has determined that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss allowance is recorded for the credit loss, limited by the amount that the fair value is less than the amortized cost basis.

The Company uses the following methodology and significant inputs in determining whether a credit loss exists:

•When determining collectability and the period over which the value is expected to recover for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company applies the same considerations utilized in its overall impairment evaluation process, which incorporates information regarding the specific security, the industry and geographic area in which the issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from the Company's best estimates of likely scenario-based outcomes, after giving consideration to a variety of variables that includes, but is not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the unique features that apply to certain structured securities, such as subprime, Alt-A, non-agency RMBS, CMBS and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; loan-to-value ratios; debt service coverage ratios; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.
•When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, the Company considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process, which incorporates available information and the Company's best estimate of scenario-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates; and the overall macroeconomic conditions.
•The Company performs a discounted cash flow analysis comparing the current amortized cost of a security to the present value of future cash flows expected to be received, including estimated defaults and prepayments. The discount rate is generally the effective interest rate of the fixed maturity prior to impairment.

Changes in the allowance for credit losses are recorded in Net gains (losses) as impairments. Losses are charged against the allowance when the Company believes the uncollectability of an available-for-sale security is confirmed or when either of the criteria regarding intent or requirement to sell is met.

Accrued interest receivable on available-for-sale securities is excluded from the estimate of credit losses. The Company evaluates the collectability of accrued interest receivable as part of its quarterly impairment evaluation of available-for-sale investments. Losses are recorded in Net investment income when the Company believes the uncollectability of the accrued interest receivable is confirmed.

Derivatives

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk and market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or

56

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement, which provides the Company with the legal right of offset. However, in accordance with the Chicago Mercantile Exchange ("CME") rules related to the variation margin payments, the Company is required to adjust the derivative balances with the variation margin payments related to its cleared derivatives executed through CME.

The Company enters into interest rate, equity market, credit default and currency contracts, including swaps, futures, forwards, caps, floors and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index or pool. The Company also utilizes options and futures on equity indices to reduce and manage risks associated with its annuity products. Derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value. Changes in the fair value of derivatives are recorded in Net gains (losses) in the Consolidated Statements of Operations. Gains (losses) and net investment income related to derivatives are reflected as adjustments to reconcile Net cash flows from operating activities, and the net cash activity from derivatives is reflected in Net cash flows from investing activities, in the Consolidated Statements of Cash Flows. Any noncash activity, to the extent it is material, is excluded and reflected in a noncash supplementary schedule related to investing and financing activities.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (a) a hedge of the exposure to changes in the estimated fair value of a recognized asset or liability or an identified portion thereof that is attributable to a particular risk ("fair value hedge") or (b) a hedge of a forecasted transaction or of the variability of cash flows that is attributable to interest rate risk to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

•Fair Value Hedge: For derivative instruments that are designated and qualify as a fair value hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is recorded in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.
•Cash Flow Hedge: For derivative instruments that are designated and qualify as a cash flow hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is reported as a component of AOCI. Those amounts are subsequently reclassified to earnings when the hedged item affects earnings, and are reported in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.

Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. The ineffective portion of a hedging relationship subject to hedge accounting is recognized in Net gains (losses).

When hedge accounting is discontinued because it is determined that the derivative is no longer expected to be highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with subsequent changes in estimated fair value recognized currently in Net gains (losses). The carrying value of the hedged asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are released into the Consolidated Statements of Operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date, or within two months of that date, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with changes in estimated fair value recognized currently in Net gains (losses). Derivative gains and losses recorded in Other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in Net gains (losses).

57

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company also has investments in certain fixed maturities and has issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. Embedded derivatives within fixed maturities are included with the host contract on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Net gains (losses). Embedded derivatives within certain annuity products are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Net gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Cash and cash equivalents are stated at fair value.

Deferred Policy Acquisition Costs and Value of Business Acquired

Deferred policy acquisition costs ("DAC") represent policy acquisition costs that have been capitalized and are subject to amortization. Capitalized costs are incremental, direct costs of contract acquisition and certain other costs related directly to successful acquisition activities. Such costs consist principally of commissions, underwriting, sales and contract issuance and processing expenses directly related to the successful acquisition of new and renewal business. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. Value of business acquired ("VOBA") represents the outstanding value of in-force business acquired and is subject to amortization. The value is based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition and increased for subsequent deferrable expenses on purchased policies. DAC/VOBA amortization is recorded in Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

Amortization Methodologies
The Company amortizes DAC/VOBA related to deferred annuity contracts on a constant level basis over the expected term of the related contracts. Contracts are grouped for amortization purposes by market type and issue year cohort using assumptions on a basis consistent with those used in estimating the associated liability or other related balance, where applicable.

The principal assumption deemed critical to the DAC/VOBA amortization is the estimated contract term, which incorporates mortality and persistency, and represents management’s best estimate of future outcome. The Company periodically reviews this assumption against actual experience and, based on additional information that becomes available, updates the assumption. Changes in contract term estimates are reflected prospectively in amortization expense as of the beginning of the reporting period in which the change is made.

VOBA is subject to recoverability testing; DAC is not. The Company performs testing to assess the recoverability of VOBA on an annual basis, or more frequently if circumstances indicate a potential loss recognition issue exists. If VOBA is not deemed recoverable, charges will be applied against the VOBA balance before an additional reserve is established.

Internal Replacements
Contract owners may periodically exchange one contract for another, or make modifications to an existing contract. These transactions are identified as internal replacements. Internal replacements that are determined to result in substantially unchanged contracts are accounted for as continuations of the replaced contracts. Any costs associated with the issuance of the new contracts are considered maintenance costs and expensed as incurred. Unamortized DAC/VOBA related to the replaced contracts continue to be deferred and amortized in connection with the new contracts. Internal replacements that are determined to result in contracts that are substantially changed are accounted for as extinguishments of the replaced contracts, and any unamortized DAC/VOBA related to the replaced contracts are written off to Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

58

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Contract Costs Associated with Certain Revenue Contracts

Contract cost assets represent costs incurred to obtain or fulfill contracts for non-insurance financial services that are expected to be recovered and, thus, have been capitalized and are subject to amortization. Capitalized contract costs include incremental costs of obtaining a contract and fulfillment costs that relate directly to a contract and generate or enhance resources of the Company that are used to satisfy performance obligations. Capitalized contract costs are amortized on a straight-line basis over the estimated lives of the contracts, which typically range from 5 to 15 years.

Capitalized contract costs are included in Other assets on the Consolidated Balance Sheets, and costs expensed as incurred are included in Operating expenses in the Consolidated Statements of Operations.

As of December 31, 2024 and 2023, contract cost assets were $103 and $99, respectively. For the years ended December 31, 2024, 2023 and 2022, amortization expenses of $21, $21 and $22, respectively, were recorded in Operating expenses. There was no impairment loss in relation to the contract costs capitalized.

Future Policy Benefits and Contract Owner Account Balances

Future Policy Benefits
The Company establishes and carries actuarially-determined reserves that are calculated to meet its future obligations, including estimates of unpaid claims and claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. Reserves for payout contracts with life contingencies are equal to the present value of future payments.

Principal assumptions used to establish liabilities for future policy benefits include interest rate, mortality, morbidity, policy lapse, contract renewal, payment of subsequent premiums or deposits by the contract owner, retirement, inflation, and benefit utilization. Other than interest rate assumptions, these assumptions are based on Company experience and periodically reviewed against industry standards. The Company reviews these assumptions at least annually and updates them if necessary. In addition to assumption updates, the Company adjusts reserves for actual experience in the period in which the experience occurs. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations. Remeasurements of the reserves as a result of assumption updates and adjustments for actual experience are recognized in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Interest rates used in discounting the reserves are based on an upper-medium grade (low-credit-risk) fixed-income instrument yield derived from observable market data. A 30-year forward rate is used for periods beyond the last observable market point. Reserves are remeasured quarterly to reflect changes in the discount rate, with the resulting change recorded in AOCI. Locked-in interest rates used to determine interest accretion on reserves for new contracts sold are based on the upper-medium grade (low-credit-risk) fixed-income instrument yield applicable at the time the business was issued. Locked-in interest accretion rates for contracts in force as of January 1, 2021, the transition date for Targeted Improvements for Long-Duration Contracts, are based on the locked-in interest rates in effect for those contracts immediately prior to the transition date. Interest accretion is recorded in Interest credited and other benefits to contract owners/policyholders.

Contract Owner Account Balances
Contract owner account balances relate to investment-type contracts, as follows:

•Account balances for funding agreements with fixed maturities are calculated using the amount deposited with the Company, less withdrawals, plus interest accrued to the ending valuation date. Interest on these contracts is accrued by a predetermined index, plus a spread or a fixed rate, established at the issue date of the contract.
•Account balances for fixed annuities and payout contracts without life contingencies are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon. Credited interest rates vary by product and range up to 4.5%. Account balances for group immediate annuities without life contingent payouts are equal to the discounted value of the payment at the implied break-even rate.

59

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Product Guarantees and Additional Reserves
The Company calculates additional reserve liabilities for certain variable annuity guaranteed benefits and variable funding products. The Company periodically evaluates its estimates and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

Stabilizer and MCG: Guaranteed credited rates give rise to an embedded derivative in the stabilizer ("Stabilizer") products and a stand-alone derivative for managed custody guarantee products ("MCG"). These derivatives are measured at estimated fair value and recorded in Future policy benefits and contract owner account balances. Changes in estimated fair value that are not related to attributed fees collected or payments made, are reported in Net gains (losses) in the Consolidated Statements of Operations.

The estimated fair value of the Stabilizer embedded derivative and MCG stand-alone derivative is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions.

The liabilities for the Stabilizer embedded derivative and the MCG stand-alone derivative include a risk margin to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

The discount rate used to determine the fair value of the liabilities for the Stabilizer embedded derivative and the MCG stand-alone derivative includes an adjustment to reflect the risk that these obligations will not be fulfilled ("nonperformance risk").

Separate Accounts

Separate account assets and liabilities generally represent funds maintained to meet specific investment objectives of contract owners or participants who bear the investment risk, subject, in limited cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contract owners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company or its affiliates.

Separate account assets supporting variable options under variable annuity contracts are invested, as designated by the contract owner or participant under a contract, in shares of mutual funds that are managed by the Company, or its affiliates, or in other selected mutual funds not managed by the Company, or its affiliates.

The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if:
•Such separate accounts are legally recognized;
•Assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
•Investments are directed by the contract owner or participant; and
•All investment performance, net of contract fees and assessments, is passed through to the contract owner.

The Company reports separate account assets that meet the above criteria at fair value on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments include mutual funds, short term investments, cash and fixed maturities. Separate account liabilities equal separate account assets. Investment income and net realized and unrealized capital gains (losses) of the separate accounts, however, are not reflected in the Consolidated Statements of Operations, and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts.

60

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Repurchase Agreements

The Company engages in dollar repurchase agreements with MBS ("dollar rolls") and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements.

The Company enters into dollar roll transactions by selling existing MBS and concurrently entering into an agreement to repurchase similar securities within a short time frame at a lower price. Under repurchase agreements, the Company borrows cash from a counterparty at an agreed upon interest rate for an agreed upon time frame and pledges collateral in the form of securities. At the end of the agreement, the counterparty returns the collateral to the Company, and the Company, in turn, repays the loan amount along with the additional agreed upon interest.

The Company's policy requires that at all times during the term of the dollar roll and repurchase agreements that cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets. Cash received is generally invested in short-term investments, which are included in Short-term investments under securities loan agreements, including collateral delivered, with the offsetting obligation to repay the loan included within Payables under securities loan and repurchase agreements, including collateral held, on the Consolidated Balance Sheets. The carrying value of the securities pledged in dollar rolls and repurchase agreement transactions is included in Securities pledged on the Consolidated Balance Sheets.

Recognition of Revenue

Insurance Revenue and Related Benefits
Premiums related to payouts contracts with life contingencies are recognized in Premiums in the Consolidated Statements of Operations when due from the contract owner. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations when incurred.

Amounts received as payment for investment-type, fixed annuities, and payout contracts without life contingencies are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges and are reported in Fee income in the Consolidated Statements of Operations. Surrender charges are reported in Other revenue in the Consolidated Statements of Operations. In addition, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio, which is reported in Net investment income in the Consolidated Statements of Operations. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Revenue from Contracts with Customers
Revenue for various financial services is measured based on consideration specified in a contract with a customer and is recognized when the Company has satisfied a performance obligation, unless the transaction price includes variable consideration that is constrained; in such case, the Company recognizes revenue when the uncertainty associated with the constrained amount is subsequently resolved.

For advisory and recordkeeping and administration ("R&A") services, the Company recognizes revenue as services are provided, generally over time. The Company provides distribution services at a point in time and recognizes the related revenue as consideration is received. Revenue from shareholder servicing is recognized as services are provided over time. Contract terms are typically less than one year, and consideration is variable. Revenue for financial services is recorded in Fee income and Other revenue in the Consolidated Statements of Operations.

For a description of principal activities from which the Company generates revenue, see the Business section above for further information. See the Revenue from Contracts with Customers Note in these Consolidated Financial Statements for revenue disaggregated by type of service.

61

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Income Taxes

The Company uses certain assumptions and estimates in determining (a) the income taxes payable or refundable to/from Voya Financial, Inc. for the current year, (b) the provision for income taxes and (c) the deferred income tax assets and liabilities.

The provision for income taxes is based on income and expense reported in the financial statements after adjustments for permanent differences between the financial statements and consolidated federal income tax return. Permanent differences include the dividends received deduction. As a result of permanent differences, the effective tax rate reflected in the financial statements may be different than the actual rate in the income tax return. Current income tax receivable or payable is recognized within Other assets or Other liabilities, respectively, in the Consolidated Balance Sheets.

Temporary differences between the Company's financial statements and income tax return create deferred tax assets and liabilities. Deferred tax assets represent the tax benefit of future deductible temporary differences, net operating loss carryforwards and tax credit carryforwards. The Company's deferred tax assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. The Company evaluates and tests the recoverability of its deferred tax assets. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including the nature and character of the deferred tax assets and liabilities, the amount and character of book income or losses in recent years, projected future taxable income and future reversals of temporary differences, tax planning strategies the Company would employ to avoid a tax benefit from expiring unused, and the length of time carryforwards can be utilized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not to be sustained under examination by the applicable taxing authority. The Company also considers positions that have been reviewed and agreed to as part of an examination by the applicable taxing authority. For items that meet the more-likely-than-not recognition threshold, the Company measures the tax position as the largest amount of benefit that is more than 50% likely to be realized upon ultimate resolution with the applicable tax authority that has full knowledge of all relevant information.

Reinsurance

The Company utilizes reinsurance agreements in most aspects of its insurance business to reduce its exposure to large losses. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk. The Company reviews contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts with the exception of the interest accretion rate on reinsurance recoverable assets associated with in-force business reinsured. Ceded Future policy benefits and contract owner account balances are reported gross on the Consolidated Balance Sheets.

For reinsurance of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and benefits received related to the underlying contracts is included in the expected net cost of reinsurance, which is recorded in Premium receivable and reinsurance recoverable or Other liabilities, as appropriate, on the Consolidated Balance Sheets.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities, and deposits made are included in Other assets on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted.

62

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company reviews assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance at least annually and updates them if necessary. In addition to the assumption updates, the Company adjusts these assets or liabilities for actual experience in the period in which the experience occurs. The Company also evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers.

Reinsurance recoverable and deposit asset balances are reported net of the allowance for credit losses on the Company’s Consolidated Balance Sheets. Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of capital market factors, counterparty financial information and ratings, and reinsurance agreement-specific risk characteristics such as collateral type, collateral size, and covenant strength.

The allowance for credit losses is a valuation account that is deducted from the reinsurance recoverable balance to present the net amount expected to be collected on the reinsurance recoverable. The change in the allowance for credit losses is recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Current reinsurance recoverable balances deemed probable of recovery and payable balances under reinsurance agreements are included in Premium receivable and reinsurance recoverable and Other liabilities, respectively. Such assets and liabilities relating to reinsurance agreements with the same reinsurer are recorded net on the Consolidated Balance Sheets if a right of offset exists within the reinsurance agreement. Premiums, Fee income and Interest credited and other benefits to contract owners/policyholders are reported net of reinsurance ceded.

The Company currently has a significant concentration of ceded reinsurance with a subsidiary of Lincoln National Corporation ("Lincoln") and Security Life of Denver ("SLD") arising from the disposition of its individual life and annuity business.

Employee Benefits Plans

The Company, in conjunction with Voya Services Company, sponsors non-qualified defined benefit pension plans covering eligible employees, sales representatives, and other individuals.

A defined benefit plan is a pension plan that defines an amount of pension benefit that an employee will receive upon retirement, usually dependent on one or more factors such as age, years of service, and compensation. The liability recognized in respect of non-qualified defined benefit pension plans is the present value of the projected pension benefit obligation ("PBO") at the balance sheet date, together with adjustments for unrecognized past service costs. This liability is included in Other liabilities on the Consolidated Balance Sheets. The PBO is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The Company recognizes the funded status of the PBO for pension plans on the Consolidated Balance Sheets.

Net periodic benefit cost for the non-qualified defined benefit pension plans is determined using management estimates and actuarial assumptions to derive service cost and interest cost for a particular year and is included in Operating expenses in the Consolidated Statements of Operations. The obligations and expenses associated with these plans require use of assumptions, such as discount rate and rate of future compensation increases and healthcare cost trend rates, as well as assumptions regarding participant demographics, such as age of retirement, withdrawal rates, and mortality. Management determines these assumptions based on a variety of factors, such as currently available market and industry data and expected benefit payout streams. Actual results could vary significantly from assumptions based on changes, such as economic and market conditions, demographics of participants in the plans, and amendments to benefits provided under the plans. These differences may have a significant effect on the Company's Consolidated Financial Statements and liquidity. Actuarial gains (losses) are immediately recognized in Operating expenses in the Consolidated Statements of Operations.

63

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Contingencies

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Examples of loss contingencies include pending or threatened adverse litigation, threat of expropriation of assets and actual or possible claims and assessments. Amounts related to loss contingencies are accrued and recorded in Other liabilities on the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome.

Adoption of New Pronouncements

Equity Securities Subject to Contractual Sale Restrictions

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2022-03, "Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"), which clarifies that contractual restrictions on equity security sales are not considered part of the security unit of account and, therefore, are not considered in measuring the fair value. In addition, the restrictions cannot be recognized and measured as separate units of account. Disclosures on such restrictions are also required.

The provisions of ASU 2022-03 were adopted prospectively on January 1, 2024. The adoption did not have an impact on the Company's financial condition, results of operations, or cash flows.

Segment Disclosures

In November 2023, the FASB issued ASU 2023-07 "Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures" ("ASU 2023-07"), which requires all current annual disclosures about segment profit/loss and assets to be reported in interim periods, as well as enhanced disclosures about significant segment expenses.

The provisions of ASU 2023-07 were adopted retrospectively for the fiscal year December 31, 2024. The adoption did not have an impact on the Company's financial condition, results of operations, or cash flows. Required disclosure changes have been included in these Consolidated Financial Statements.

Future Adoption of Accounting Pronouncements

Disaggregation of Income Statement Expenses

In November 2024, the FASB issued ASU 2024-03, "Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses" ("ASU 2024-03"), which requires the following disclosures:
•Disclose the amounts of (a) employee compensation; (b) depreciation; and (c) intangible asset amortization included in each relevant expense caption.
•Include certain amounts that are already required to be disclosed under U.S. GAAP in the same disclosure as the other disaggregation requirements.
•Disclose a qualitative description of the amounts remaining in relevant expense captions that are not separately disaggregated quantitatively.
•Disclose the total amount of selling expenses and, in annual reporting periods, an entity’s definition of selling expenses.

The amendments are effective for annual periods beginning after December 15, 2026, and interim periods beginning after December 15, 2027, and should be applied either prospectively or retrospectively. The Company is in the process of determining the disclosures that may be required by the adoption of the provisions of ASU 2024-03.

64

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09, "Income Taxes (Topic 740): Improvements to Income Tax Disclosures" ("ASU 2023-09"), which requires:

•A tabular rate reconciliation of (1) reported income tax expense/benefit from continuing operations, to (2) the product of the income/loss from continuing operations before income taxes and the statutory federal income tax rate, using specific categories, as well as disclosure of certain reconciling items based on a 5% threshold.
•Year-to-date net income taxes paid, disaggregated by federal, state, and foreign, as well as disaggregated information on net income taxes paid to an individual jurisdiction based on a 5% threshold.

The amendments are effective for annual periods beginning after December 15, 2024 and should be applied prospectively, with retrospective application permitted. Early adoption is also permitted. The Company is in the process of determining the disclosures that may be required by the adoption of the provisions of ASU 2023-09.

Climate Related Disclosures

In March 2024, the SEC adopted a final rule under SEC Release No. 33-11275, The Enhancement and Standardization of Climate-Related Disclosures for Investors, to enhance and standardize climate-related disclosures. The rule will require companies to disclose material Scope 1 and Scope 2 greenhouse gas emissions; climate-related risks, governance, and oversight; and the financial effects of severe weather events and other natural conditions. These disclosures will be phased in beginning with the Company's annual report for the year ending December 31, 2025. While the implementation of this rule is pending the outcome of legal challenges, the Company is assessing the disclosures that may be required by the adoption in the event that the stay is lifted.

65

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

2.    Investments

Fixed Maturities

Available-for-sale and FVO fixed maturities were as follows as of December 31, 2024:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Allowance for credit losses	Fair Value
Fixed maturities:
U.S. Treasuries	$428	$—	$50	$—	$—	$378
U.S. Government agencies and authorities	29	—	2	—	—	27
State, municipalities and political subdivisions	491	—	82	—	—	409
U.S. corporate public securities	6,095	50	896	—	—	5,249
U.S. corporate private securities	4,035	31	264	—	3	3,799
Foreign corporate public securities and foreign governments(1)	2,087	17	235	—	1	1,868
Foreign corporate private securities(1)	2,160	15	138	—	8	2,029
Residential mortgage-backed securities	2,638	19	128	(4)	—	2,525
Commercial mortgage-backed securities	2,459	2	333	—	17	2,111
Other asset-backed securities	1,741	24	25	—	1	1,739
Total fixed maturities, including securities pledged	22,163	158	2,153	(4)	30	20,134
Less: Securities pledged	1,223	—	134	—	—	1,089
Total fixed maturities	$20,940	$158	$2,019	$(4)	$30	$19,045
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Net gains (losses) in the Consolidated Statements of Operations.

66

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Available-for-sale and FVO fixed maturities were as follows as of December 31, 2023:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Allowance for credit losses	Fair Value
Fixed maturities:
U.S. Treasuries	$297	$3	$25	$—	$—	$275
U.S. Government agencies and authorities	32	—	2	—	—	30
State, municipalities and political subdivisions	623	1	70	—	—	554
U.S. corporate public securities	6,291	73	759	—	—	5,605
U.S. corporate private securities	3,861	31	256	—	—	3,636
Foreign corporate public securities and foreign governments(1)	2,214	27	216	—	3	2,022
Foreign corporate private securities(1)	2,385	20	105	—	1	2,299
Residential mortgage-backed securities	2,631	24	124	1	—	2,532
Commercial mortgage-backed securities	2,781	1	415	—	9	2,358
Other asset-backed securities	1,564	8	43	—	1	1,528
Total fixed maturities, including securities pledged	22,679	188	2,015	1	14	20,839
Less: Securities pledged	855	—	57	—	—	798
Total fixed maturities	$21,824	$188	$1,958	$1	$14	$20,041
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Net gains (losses) in the Consolidated Statements of Operations.

The amortized cost and fair value of fixed maturities, including securities pledged, as of December 31, 2024, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called or prepaid. MBS and Other ABS are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$506	$486
After one year through five years	3,108	3,002
After five years through ten years	2,810	2,667
After ten years	8,901	7,604
Mortgage-backed securities	5,097	4,636
Other asset-backed securities	1,741	1,739
Fixed maturities, including securities pledged	$22,163	$20,134

As of December 31, 2024 and 2023, the Company did not have any investments in a single issuer, other than obligations of the U.S. Government and government agencies, with a carrying value in excess of 10% of the Company's Total shareholder's equity.

67

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Repurchase Agreements and Securities Pledged

As of December 31, 2024 and 2023, the Company did not have any securities pledged in dollar rolls or reverse repurchase agreements.

The Company engages in securities lending whereby the initial collateral is required at a rate of at least 102% of the market value of the loaned securities. The lending agent retains the collateral and invests it in high quality liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss.

In the normal course of business, the Company receives cash collateral and non-cash collateral in the form of securities. If cash is received as collateral, the lending agent retains the cash collateral and invests it in short-term liquid assets on behalf of the Company. Securities retained as collateral by the lending agent may not be sold or re-pledged, except in the event of default, and are not reflected on the Company’s Consolidated Balance Sheets. This collateral generally consists of U.S. Treasury, U.S. Government agency securities and MBS pools.

The following table presents Securities pledged as of the dates indicated:

	December 31, 2024	December 31, 2023
Securities pledged/obligations under repurchase agreements(1)	$85	$—
Securities loaned to lending agent(2)	871	645
Securities pledged as collateral(2)(3)	133	153
Total	$1,089	$798
(1) Comprised of other asset-backed securities and included in Securities pledged and Payables under securities loan and repurchase agreements, including collateral held on the Consolidated Balance Sheets.
(2) Included in Securities pledged on the Consolidated Balance Sheets.
(3) See Collateral within the Derivative Financial Instruments Note to these Consolidated Financial Statements for more information.

The following table presents collateral held by asset class that the Company pledged under securities lending as of the dates indicated:

	December 31, 2024	December 31, 2023
U.S. Treasuries	$7	$12
U.S. corporate public securities	461	438
Foreign corporate public securities and foreign governments	217	189
Short-term Investments	216	31
Total(1)	$901	$670
(1) As of December 31, 2024 and 2023, liabilities to return cash collateral were $581 and $499, respectively, and included in Payables under securities loan and repurchase agreements, including collateral held on the Consolidated Balance Sheets.

The Company's securities lending activities are conducted on an overnight basis, and all securities loaned can be recalled at any time. The Company does not offset assets and liabilities associated with its securities lending program.

68

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Allowance for credit losses

The following table presents a rollforward of the allowance for credit losses on available-for-sale fixed maturity securities for the period presented:

	Year Ended December 31, 2024
	U.S. corporate private securities	Commercial mortgage-backed securities	Foreign corporate public securities and foreign governments	Foreign corporate private securities	Other asset-backed securities	Total
Balance as of January 1	$—	$9	$3	$1	$1	$14
Credit losses on securities for which credit losses were not previously recorded	3	8	—	7		18
Reductions for securities sold during the period	—	—	(2)	—	—	(2)
Increase (decrease) on securities with allowance recorded in previous period	—	—	—	—	—	—
Balance as of December 31	$3	$17	$1	$8	$1	$30

	Year Ended December 31, 2023
	U.S. Corporate private securities	Commercial mortgage-backed securities	Foreign corporate public securities and foreign governments	Foreign corporate private securities	Other asset-backed securities	Total
Balance as of January 1	$—	$—	$6	$1	$—	$7
Credit losses on securities for which credit losses were not previously recorded	—	9	—	—	1	10
Reductions for securities sold during the period	—	—	(2)	—	—	(2)
Increase (decrease) on securities with allowance recorded in previous period	—	—	(1)	—	—	(1)
Balance as of December 31	$—	$9	$3	$1	$1	$14

For additional information about the Company’s methodology and significant inputs used in determining whether a credit loss exists, see the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements.

69

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Unrealized Capital Losses

The following tables present available-for-sale fixed maturities, including securities pledged, for which an allowance for credit losses has not been recorded by investment category and duration as of the dates indicated:

	As of December 31, 2024
	Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$229	$16	$127	$34	$356	$50
U.S. Government agencies and authorities	13	—	14	2	27	2
State, municipalities and political subdivisions	4	—	403	82	407	82
U.S. corporate public securities	615	28	3,626	868	4,241	896
U.S. corporate private securities	405	10	2,260	254	2,665	264
Foreign corporate public securities and foreign governments	355	14	1,051	221	1,406	235
Foreign corporate private securities	429	11	1,205	127	1,634	138
Residential mortgage-backed	253	6	704	122	957	128
Commercial mortgage-backed	18	—	1,888	333	1,906	333
Other asset-backed	29	1	197	24	226	25
Total	$2,350	$86	$11,475	$2,067	$13,825	$2,153

	As of December 31, 2023
	Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$60	$2	$105	$23	$165	$25
U.S. Government agencies and authorities	—	—	17	2	17	2
State, municipalities and political subdivisions	16	—	528	70	544	70
U.S. corporate public securities	215	13	4,233	746	4,448	759
U.S. corporate private securities	128	5	2,653	251	2,781	256
Foreign corporate public securities and foreign governments	70	1	1,385	215	1,455	216
Foreign corporate private securities	151	4	1,744	101	1,895	105
Residential mortgage-backed	74	2	803	122	877	124
Commercial mortgage-backed	52	3	2,252	412	2,304	415
Other asset-backed	97	3	744	40	841	43
Total	$863	$33	$14,464	$1,982	$15,327	$2,015

70

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2024, the average duration of the Company's fixed maturities portfolio, including securities pledged, is between 6 and 6.5 years.

As of December 31, 2024 and 2023, the Company concluded that an allowance for credit losses was not warranted for the securities above because the unrealized losses are interest rate related. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost bases.

Evaluating Securities for Impairments

The Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, in accordance with its impairment policy in order to evaluate whether such investments are impaired. For the years ended December 31, 2024, 2023 and 2022, intent impairments were $10, $23 and $17, respectively.

The Company may sell securities during the period in which fair value has declined below amortized cost for fixed maturities. In certain situations, new factors, including changes in the business environment, can change the Company's previous intent to continue holding a security. Accordingly, these factors may lead the Company to record additional intent related capital losses.

Debt Modifications

The Company evaluates all debt modifications to determine whether a modification results in a new loan or a continuation of an existing loan. Disclosures are required for loan modifications with borrowers experiencing financial difficulty. For the years ended December 31, 2024 and 2023, the Company had no material debt modifications that require such disclosure.

Mortgage Loans on Real Estate

The Company diversifies its commercial mortgage loan portfolio by geographic region and property type to reduce concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates mortgage loans based on relevant current information including a review of loan-specific performance, property characteristics and market trends. Loan performance is monitored on a loan specific basis through the review of submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review ensures properties are performing at a consistent and acceptable level to secure the debt. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.

LTV and DSC ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio is expressed as a percentage of the amount of the loan relative to the value of the underlying property at origination. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income to its debt service payments. A DSC ratio of less than 1.0 indicates that a property’s operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above.

71

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present commercial mortgage loans by year of origination and LTV ratio as of the dates indicated. The information is updated as of December 31, 2024 and 2023, respectively.

	As of December 31, 2024
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2024	$111	$107	$11	$—	$—	$229
2023	76	151	29	—	—	256
2022	201	240	94	—	—	535
2021	189	148	93	—	—	430
2020	149	63	—	—	—	212
Prior	1,827	126	1	—	16	1,970
Total	$2,553	$835	$228	$—	$16	$3,632

	As of December 31, 2023
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2023	$113	$152	$—	$—	$—	$265
2022	215	282	73	—	—	570
2021	191	181	197	—	—	569
2020	137	93	—	10	11	251
2019	173	54	20	—	—	247
Prior	1,878	246	3	—	19	2,146
Total	$2,707	$1,008	$293	$10	$30	$4,048
The following tables present commercial mortgage loans by year of origination and DSC ratio as of the dates indicated. The information is updated as of December 31, 2024 and 2023, respectively.

	As of December 31, 2024
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Total(1)
2024	$132	$71	$24	$2	$229
2023	93	118	36	9	256
2022	254	88	63	130	535
2021	203	10	88	129	430
2020	170	17	20	5	212
Prior	1,461	164	276	69	1,970
Total	$2,313	$468	$507	$344	$3,632
(1) No commercial mortgage loans were secured by land or construction loans

72

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	As of December 31, 2023
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Total(1)
2023	$133	$83	$49	$—	$265
2022	173	54	172	171	570
2021	205	12	51	301	569
2020	175	20	16	40	251
2019	151	19	62	15	247
Prior	1,619	197	212	118	2,146
Total	$2,456	$385	$562	$645	$4,048
(1) No commercial mortgage loans were secured by land or construction loans
The following tables present the commercial mortgage loans by year of origination and U.S. region as of the dates indicated. The information is updated as of December 31, 2024 and 2023, respectively.

	As of December 31, 2024
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2024	$50	$60	$31	$51	$17	$3	$7	$2	$8	$229
2023	37	67	10	75	16	27	2	20	2	256
2022	114	108	46	87	78	80	1	1	20	535
2021	75	33	95	88	83	32	9	15	—	430
2020	52	104	13	8	8	10	—	5	12	212
Prior	446	472	515	130	156	112	38	81	20	1970
Total	$774	$844	$710	$439	$358	$264	$57	$124	$62	$3,632

	As of December 31, 2023
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2023	$51	$61	$9	$75	$16	$29	$2	$20	$2	$265
2022	114	118	46	89	100	81	1	1	20	570
2021	76	44	103	143	96	60	10	36	1	569
2020	53	130	14	8	8	20	—	6	12	251
2019	43	69	6	52	34	4	13	10	16	247
Prior	456	456	616	158	162	140	33	114	11	2,146
Total	$793	$878	$794	$525	$416	$334	$59	$187	$62	$4,048

73

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present the commercial mortgage loans by year of origination and property type as of the dates indicated. The information is updated as of December 31, 2024 and 2023, respectively.

	As of December 31, 2024
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2024	$45	$119	$54	$11	$—	$—	$—	$229
2023	81	128	11	11	25	—	—	256
2022	72	230	192	26	9	6	—	535
2021	21	110	197	86	—	8	8	430
2020	48	36	49	79	—	—	—	212
Prior	436	580	426	324	48	121	35	1,970
Total	$703	$1,203	$929	$537	$82	$135	$43	$3,632

	As of December 31, 2023
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2023	$82	$122	$24	$13	$24	$—	$—	$265
2022	72	233	224	25	10	6	—	570
2021	22	122	310	99	—	8	8	569
2020	49	37	60	105	—	—	—	251
2019	29	56	124	29	9	—	—	247
Prior	559	625	414	342	42	127	37	2,146
Total	$813	$1,195	$1,156	$613	$85	$141	$45	$4,048

The following table summarizes activity in the allowance for losses for commercial mortgage loans for the periods indicated:

	December 31, 2024	December 31, 2023
Allowance for credit losses, beginning of period	$22	$14
Credit losses on mortgage loans for which credit losses were not previously recorded	—	2
Increase (decrease) on mortgage loans with an allowance recorded in previous period	—	8
Provision for expected credit losses	22	24
Write-offs	(3)	(2)
Allowance for credit losses, end of period	$19	$22

74

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the payment status of commercial mortgage loans as of the dates indicated:

	December 31, 2024	December 31, 2023

Current	$3,608	$4,037
30-59 days past due	—	—
60-89 days past due	—	—
Greater than 90 days past due	24	11
Total	$3,632	$4,048

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears, when the Company has concerns regarding the collectability of future payments, or when a loan has matured without being paid off or extended. As of December 31, 2024 and 2023 the Company had $24 and $11, respectively, of commercial mortgage loans in non-accrual status. The amount of interest income recognized on loans in non-accrual status for the years ended December 31, 2024 and 2023 was immaterial.

Net Investment Income

The following table summarizes Net investment income by investment type for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Fixed maturities	$1,225	$1,285	$1,411
Equity securities	6	10	10
Mortgage loans on real estate	183	196	181
Policy loans	8	8	8
Short-term investments and cash equivalents	10	10	4
Limited partnerships and other	118	82	77
Gross investment income	1,550	1,591	1,691
Less: Investment expenses	68	68	72
Net investment income	$1,482	$1,523	$1,619

For the years ended December 31, 2024 and 2023, the Company had $9 and $7 respectively, of investments in fixed maturities that did not produce net investment income. Fixed maturities are moved to a non-accrual status when the investment defaults.

Net Gains (Losses)

Net gains (losses) comprise the difference between the amortized cost of investments and proceeds from sale and redemption, as well as losses incurred due to the credit-related and intent-related impairment of investments. Net gains (losses) are also primarily generated from changes in fair value of embedded derivatives within products and fixed maturities, changes in fair value of fixed maturities recorded at FVO and changes in fair value including accruals on derivative instruments, except for effective cash flow hedges. Net gains (losses) also include changes in fair value of trading debt securities and changes in fair value of equity securities. The cost of the investments on disposal is generally determined based on FIFO methodology.

75

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Net gains (losses) were as follows for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Fixed maturities, available-for-sale, including securities pledged	$(18)	$(27)	$(22)
Fixed maturities, at fair value option	(135)	(100)	(576)
Equity securities, at fair value	—	(4)	(26)
Derivatives	121	11	185
Embedded derivatives - fixed maturities	(4)	(1)	(5)
Other derivatives	2	—	1
Managed custody guarantees	4	(2)	(5)
Stabilizer	(14)	(1)	19
Mortgage loans	—	(10)	—
Net gains (losses)	$(44)	$(134)	$(429)

Proceeds from the sale of fixed maturities, available-for-sale, and equity securities and the related gross realized gains and losses, before tax, were as follows for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Proceeds on sales	$2,551	$3,356	$3,601
Gross gains	44	51	68
Gross losses	32	47	76

3.    Derivative Financial Instruments

The Company primarily enters into the following types of derivatives:

Interest rate swaps: The Company uses interest rate swaps primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Futures: The Company uses interest rate futures contracts to hedge its exposure to market risks due to changes in interest rates. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margins, with the exchange, on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships. The Company may also use futures contracts as a hedge against an increase in certain equity indices.

Embedded derivatives: The Company also invests in certain fixed maturity instruments and has issued certain products that contain embedded derivatives for which market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity rates, or

76

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

credit ratings/spreads. In addition, the Company has entered into coinsurance with funds withheld arrangements, which contain embedded derivatives.

The Company utilizes derivative contracts mainly to hedge exposure to variability in cash flows, interest rate risk, credit risk, foreign exchange risk and equity market risk. The majority of derivatives used by the Company are designated as product hedges, which hedge the exposure arising from insurance liabilities or guarantees embedded in the contracts the Company offers through various product lines. The Company also uses derivatives contracts to hedge its exposure to various risks associated with the investment portfolio. The Company also uses credit default swaps coupled with other investments in order to produce the investment characteristics of otherwise permissible investments. Based on the notional amounts, a substantial portion of the Company’s derivative positions was not designated or did not qualify for hedge accounting as part of a hedging relationship as outlined in ASC Topic 815 as of December 31, 2024 and 2023.

The notional amounts and fair values of derivatives were as follows as of the dates indicated:

	December 31, 2024			December 31, 2023
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting(1)
Fair value hedges(2):
Interest rate contracts(3)	$—	$—	$—	$—	$—	$—
Cash flow hedges:
Interest rate contracts	10	—	—	10	—	—
Foreign exchange contracts	504	37	2	597	27	6
Derivatives: Non-qualifying for hedge accounting(1)
Interest rate contracts	11,626	201	266	11,125	186	290
Foreign exchange contracts	44	1	—	66	—	2
Credit contracts	72	—	—	101	—	1
Embedded derivatives and MCGs:
Within fixed maturity investments(4)	N/A	—	4	N/A	1	—
MCGs(5)	N/A	—	4	N/A	—	8
Stabilizer(5)	N/A	—	15	N/A	—	1
Total		$239	$291		$214	$308
(1) Open derivative contracts are reported as Derivatives assets or liabilities at fair value on the Consolidated Balance Sheets at fair value.
(2) Total carrying amount of the hedged assets and liabilities was $202 and $0 as of December 31, 2024 and 2023, respectively.
(3) Cumulative amount of fair value hedging adjustments included in the carrying amount of hedged assets and liabilities was $2 and $0 as of December 31, 2024 and 2023, respectively, all of which is related to hedging adjustments on discontinued hedging relationships.
(4) Included in Fixed maturities, available-for-sale, at fair value on the Consolidated Balance Sheets.
(5) Included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets.
N/A - Not applicable

See the Fair Value Measurements Note to these Consolidated Financial Statements for additional information on derivative asset and liability fair values.

77

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company does not offset any derivative assets and liabilities in the Consolidated Balance Sheets. The disclosures set out in the table below include the fair values of Over-The-Counter (“OTC”) and cleared derivatives excluding exchange traded contracts subject to master netting agreements or similar agreements as of the dates indicated:

	Gross Amount Recognized(1)	Counterparty Netting(2)	Cash Collateral Netting(2)	Securities Collateral Netting(2)	Net receivables/ payables
December 31, 2024
Derivative assets	$239	$(207)	$(28)	$(3)	$1
Derivative liabilities	268	(207)	(54)	(6)	1
December 31, 2023
Derivative assets	213	(184)	(17)	(8)	4
Derivative liabilities	299	(184)	(111)	(3)	1
(1) As of December 31, 2024 and 2023, gross amounts do not exclude asset and liability exchange traded contracts.
(2) Represents the netting of receivable with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

Collateral

Under the terms of the OTC Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. To the extent cash collateral is received and delivered, it is included in Payables under securities loan and repurchase agreements, including collateral held and Short-term investments under securities loan agreements, including collateral delivered, respectively, on the Consolidated Balance Sheets and is reinvested in short-term investments. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported in Securities pledged on the Consolidated Balance Sheets.

As of December 31, 2024, the Company held $31 and pledged $54 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. As of December 31, 2023, the Company held $17 and $112 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. In addition, as of December 31, 2024, the Company delivered $133 of securities and held $3 securities as collateral. As of December 31, 2023, the Company delivered $153 of securities and held $10 securities as collateral.

78

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives qualifying for hedge accounting on the Consolidated Statements of Operations and Consolidated Statements of Comprehensive Income are as follows for the periods indicated:

	Year Ended December 31,
	2024		2023		2022
	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Location of Gain (Loss) Reclassified from AOCI into Income	Net investment income	Net investment income and Net gains (losses)	Net investment income	Net investment income and Net gains (losses)	Net investment income	Net investment income and Net gains (losses)
Amount of Gain (Loss) Recognized in Other Comprehensive Income(1)	$—	$14	$—	$(36)	$(2)	$58
Amount of Gain (Loss) Reclassified from AOCI	—	13	—	8	—	9
(1) See the Accumulated Other Comprehensive Income (Loss) Note to these Consolidated Financial Statements for additional information.

The location and amount of gain (loss) recognized in the Consolidated Statements of Operations for derivatives qualifying for hedge accounting are as follows for the periods indicated:

	Year Ended December 31,
	2024		2023		2022
	Net investment income	Net gains (losses)	Net investment income	Net gains (losses)	Net investment income	Net gains (losses)
Total amounts of line items presented in the statements of operations in which the effects of fair value or cash flow hedges are recorded	$1,482	$(44)	$1,523	$(134)	$1,619	$(429)
Fair value hedges:
Interest rate contracts:
Hedged items	—	2	—	—	—	—
Derivatives designated as hedging instruments	—	(2)	—	—	—	—
Cash flow hedges:
Foreign exchange contracts:
Gain (loss) reclassified from AOCI into income(1)	8	5	8	—	9	—
(1) See the Accumulated Other Comprehensive Income (Loss) Note to these Consolidated Financial Statements for additional information.

79

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives not designated as hedging instruments on the Consolidated Statements of Operations are as follows for the periods indicated:

	Location of Gain (Loss) Recognized on Derivative	Year Ended December 31,
		2024	2023	2022
Derivatives: Non-qualifying for hedge accounting
Interest rate contracts	Net gains (losses)	$117	$10	$184
Foreign exchange contracts	Net gains (losses)	—	(1)	4
Credit contracts	Net gains (losses)	1	2	(3)
Embedded derivatives and MCGs:
Within fixed maturity investments	Net gains (losses)	(4)	(1)	(5)
MCGs	Net gains (losses)	4	(2)	(5)
Stabilizer	Net gains (losses)	(14)	(1)	19
Total		$104	$7	$194

80

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

4.    Fair Value Measurements

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$307	$71	$—	$378
U.S. Government agencies and authorities	—	27	—	27
State, municipalities and political subdivisions	—	409	—	409
U.S. corporate public securities	—	5,202	47	5,249
U.S. corporate private securities	—	2,628	1,171	3,799
Foreign corporate public securities and foreign governments(1)	—	1,820	48	1,868
Foreign corporate private securities(1)	—	1,688	341	2,029
Residential mortgage-backed securities	—	2,471	54	2,525
Commercial mortgage-backed securities	—	2,111	—	2,111
Other asset-backed securities	—	1,725	14	1,739
Total fixed maturities, including securities pledged	307	18,152	1,675	20,134
Equity securities	10	—	56	66
Derivatives:
Interest rate contracts	—	201	—	201
Foreign exchange contracts	—	38	—	38
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,356	—	19	1,375
Assets held in separate accounts	92,849	5,390	340	98,579
Total assets	$94,522	$23,781	$2,090	$120,393
Liabilities:
Stabilizer and MCGs	$—	$—	$19	$19
Derivatives:
Interest rate contracts	10	256	—	266
Foreign exchange contracts	—	2	—	2
Total liabilities	$10	$258	$19	$287
(1) Primarily U.S. dollar denominated.

81

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$221	$54	$—	$275
U.S. Government agencies and authorities	—	30	—	30
State, municipalities and political subdivisions	—	554	—	554
U.S. corporate public securities	—	5,592	13	5,605
U.S. corporate private securities	—	2,451	1,185	3,636
Foreign corporate public securities and foreign governments(1)	—	2,022	—	2,022
Foreign corporate private securities (1)	—	1,945	354	2,299
Residential mortgage-backed securities	—	2,484	48	2,532
Commercial mortgage-backed securities	—	2,358	—	2,358
Other asset-backed securities	—	1,491	37	1,528
Total fixed maturities, including securities pledged	221	18,981	1,637	20,839
Equity securities	11	—	54	65
Derivatives:
Interest rate contracts	6	180	—	186
Foreign exchange contracts	—	27	—	27
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,061	—	—	1,061
Assets held in separate accounts	84,329	5,605	348	90,282
Total assets	$85,628	$24,793	$2,039	$112,460
Liabilities:
Stabilizer and MCGs	$—	$—	$9	$9
Derivatives:
Interest rate contracts	—	290	—	290
Foreign exchange contracts	—	8	—	8
Credit contracts	—	1	—	1
Total liabilities	$—	$299	$9	$308
(1) Primarily U.S. dollar denominated.

Valuation of Financial Assets and Liabilities at Fair Value

Certain assets and liabilities are measured at estimated fair value on the Company's Consolidated Balance Sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The exit price and the transaction (or entry) price will be the same at initial recognition in many circumstances. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with an equal credit standing. Fair value is required to be a market-based measurement that is determined based on a hypothetical transaction at the measurement date, from a market participant's perspective. The Company considers three broad valuation approaches when a quoted price is unavailable: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given the instrument being measured and the availability of sufficient inputs. The Company prioritizes the

82

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

inputs to fair valuation approaches and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company utilizes a number of valuation methodologies to determine the fair values of its financial assets and liabilities in conformity with the concepts of exit price and the fair value hierarchy as prescribed in ASC Topic 820. Valuations are obtained from third-party commercial pricing services, brokers and industry-standard, vendor-provided software that models the value based on market observable inputs. The valuations obtained from third-party commercial pricing services are non-binding. The Company reviews the assumptions and inputs used by third-party commercial pricing services for each reporting period in order to determine an appropriate fair value hierarchy level. The documentation and analysis obtained from third-party commercial pricing services are reviewed by the Company, including in-depth validation procedures confirming the observability of inputs. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades or monitoring of trading volumes.

When available, the fair value of the Company's financial assets and liabilities are based on quoted prices of identical assets in active markets and therefore, reflected in Level 1. The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below.

For fixed maturities classified as Level 2 assets, fair values are determined using a matrix-based market approach, based on prices obtained from third-party commercial pricing services and the Company’s matrix and analytics-based pricing models, which in each case incorporate a variety of market observable information as valuation inputs. The market observable inputs used for these fair value measurements, by fixed maturity asset class, are as follows:

U.S. Treasuries: Fair value is determined using third-party commercial pricing services, with the primary inputs being stripped interest and principal U.S. Treasury yield curves that represent a U.S. Treasury zero-coupon curve.

U.S. government agencies and authorities, State, municipalities and political subdivisions: Fair value is determined using third-party commercial pricing services, with the primary inputs being U.S. Treasury yield curves, trades of comparable securities, credit spreads off benchmark yields and issuer ratings.

U.S. corporate public securities, Foreign corporate public securities and foreign governments: Fair value is determined using third-party commercial pricing services, with the primary inputs being benchmark yields, trades of comparable securities, issuer ratings, bids and credit spreads off benchmark yields.

U.S. corporate private securities and Foreign corporate private securities: Fair values are determined using a matrix and analytics-based pricing model. The model incorporates the current level of risk-free interest rates, current corporate credit spreads, credit quality of the issuer and cash flow characteristics of the security. The model also considers a liquidity spread, the value of any collateral, the capital structure of the issuer, the presence of guarantees, and prices and quotes for comparably rated publicly traded securities.

RMBS, CMBS and ABS: Fair value is determined using third-party commercial pricing services, with the primary inputs being credit spreads off benchmark yields, prepayment speed assumptions, current and forecasted loss severity, debt service coverage ratios, collateral type, payment priority within tranche and the vintage of the loans underlying the security.

Generally, the Company does not obtain more than one vendor price from pricing services per instrument. The Company uses a hierarchy process in which prices are obtained from a primary vendor and, if that vendor is unable to provide the price, the next vendor in the hierarchy is contacted until a price is obtained or it is determined that a price cannot be obtained from a commercial pricing service. When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. Securities priced using independent broker quotes are classified as Level 3.

Fair values of privately placed bonds are determined primarily using a matrix-based pricing model and are generally classified as Level 2 assets. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the

83

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

borrower's ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

Equity securities: Level 2 and Level 3 equity securities, typically private equities or equity securities not traded on an exchange, are valued by other sources such as analytics or brokers.

Derivatives: Derivatives are carried at fair value, which is determined using the Company's derivative accounting system in conjunction with observable key financial data from third party sources, such as yield curves, exchange rates, S&P 500 Index prices, Overnight Index Swap ("OIS") rates, and Secured Overnight Financing Rate ("SOFR"). The Company uses SOFR discounting for valuations of interest rate derivatives; however, certain legacy positions may continue to be discounted on OIS. The Company uses OIS for valuations of collateralized interest rate derivatives, which are obtained from third-party sources. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third-party brokers. Counterparty credit risk is considered and incorporated in the Company's valuation process through counterparty credit rating requirements and monitoring of overall exposure. It is the Company's policy to transact only with investment grade counterparties with a credit rating of A- or better. The Company's nonperformance risk is also considered and incorporated in the Company's valuation process. The Company also has certain credit default swaps and options that are priced by third party vendors or by using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3. The remaining derivative instruments are valued based on market observable inputs and are classified as Level 2. See the Derivative Financial Instruments Note to these Consolidated Financial Statements for more information.

Stabilizer and MCGs: The Company records reserves for Stabilizer and MCG contracts containing guaranteed credited rates. The guarantee is treated as an embedded derivative or a stand-alone derivative (depending on the underlying product) and is required to be reported at fair value. The estimated fair value is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using relevant actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions. These derivatives are classified as Level 3 liabilities. See the Derivative Financial Instruments Note to these Consolidated Financial Statements for more information.

The discount rate used to determine the fair value of the Company's Stabilizer embedded derivative liabilities and MCG stand-alone derivative includes an adjustment to reflect the risk that these obligations will not be fulfilled ("nonperformance risk"). The nonperformance risk adjustment incorporates a blend of observable, similarly rated peer holding company credit spreads, adjusted to reflect the credit quality of the Company, as well as an adjustment to reflect the non-default spreads and the priority and recovery rates of policyholder claims.

Level 3 Financial Instruments

The fair values of certain assets and liabilities are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (i.e., Level 3 as defined by ASC Topic 820), including but not limited to liquidity spreads for investments within markets deemed not currently active. These valuations, whether derived internally or obtained from a third-party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability. In addition, the Company has determined, for certain financial instruments, an active market is such a significant input to determine fair value that the presence of an inactive market may lead to classification in Level 3. In light of the methodologies employed to obtain the fair values of financial assets and liabilities classified as Level 3, additional information is presented below.

Significant Unobservable Inputs

The Company's Level 3 fair value measurements of its fixed maturities, equity securities and equity and credit derivative contracts are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis. The Company performs a review of broker quotes by performing a monthly price variance comparison and back tests broker quotes to recent trade prices.

84

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2024
	Fair Value as of January 1	Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(3)	Change in Unrealized Gains (Losses) Included in OCI(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$13	$—	$(1)	$40	$—	$—	$(5)	$—	$—	$47	$—	$(1)
U.S. Corporate private securities	1,185	(1)	—	311	—	(10)	(199)	—	(115)	1,171	1	(6)
Foreign corporate public securities and foreign governments(1)	—	—	—	48	—	—	—	—	—	48	—	—
Foreign corporate private securities(1)	354	(7)	(28)	26	—	(8)	(40)	44	—	341	—	(28)
Residential mortgage-backed securities	48	(4)	—	14	—	—	—	—	(4)	54	(4)	—
Other asset-backed securities	37	—	1	—	—	(8)	(6)	—	(10)	14	—	—
Total fixed maturities, including securities pledged	1,637	(12)	(28)	439	—	(26)	(250)	44	(129)	1,675	(3)	(35)
Equity securities, at fair value	54	2	—	—	—	—	—	—	—	56	2	—
Stabilizer and MCGs(2)	(9)	(8)	—	—	(2)	—	—	—	—	(19)	—	—
Cash and cash equivalents, short-term investments, and short-term investments under securities loan agreement	—	—	(1)	20	—	—	—	—	—	19	—	(1)
Assets held in separate accounts(4)	348	6	—	47	—	(26)	—	5	(40)	340	—	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Net gains (losses) in the Consolidated Statements of Operations.

(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Consolidated Statements of Comprehensive Income

(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

85

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2023
	Fair Value as of January 1	Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(3)	Change in Unrealized Gains (Losses) Included in OCI(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$13	$—	$—	$—	$—	$—	$—	$—	$—	$13	$—	$—
U.S. Corporate private securities	1,356	—	20	109	—	(3)	(162)	57	(192)	1,185	1	18
Foreign corporate public securities and foreign governments(1)	2	—	—	—	—	—	—	—	(2)	—	—	—
Foreign corporate private securities(1)	339	2	7	100	—	(8)	(125)	41	(2)	354	2	6
Residential mortgage-backed securities	20	(3)	—	29	—	—	—	2	—	48	(3)	—
Other asset-backed securities	52	—	—	10	—	—	(5)	—	(20)	37	—	—
Total fixed maturities, including securities pledged	1,782	(1)	27	248	—	(11)	(292)	100	(216)	1,637	—	24
Equity securities, at fair value	117	(3)	—	—	—	—	(60)	—	—	54	—	—
Stabilizer and MCGs(2)	(6)	(1)	—	—	(2)	—	—	—	—	(9)	—	—
Assets held in separate accounts(4)	347	1	—	8	—	(21)	—	14	(1)	348	—	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Net gains (losses) in the Consolidated Statements of Operations.

(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Consolidated Statements of Comprehensive Income.

(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

86

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

For the years ended December 31, 2024 and 2023, the transfers in and out of Level 3 for fixed maturities and separate accounts were due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

Other Financial Instruments

The following disclosures are made in accordance with the requirements of ASC Topic 825 which requires disclosure of fair value information about financial instruments, whether or not recognized at fair value on the Consolidated Balance Sheets. ASC Topic 825 excludes certain financial instruments, including insurance contracts and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The carrying values and estimated fair values of the Company's financial instruments as of the dates indicated:

	December 31, 2024		December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$20,134	$20,134	$20,839	$20,839
Equity securities	66	66	65	65
Mortgage loans on real estate	3,632	3,440	4,048	3,829
Policy loans	163	163	161	161
Cash, cash equivalents, short-term investments and short-term investments under securities loan agreements	1,375	1,375	1,061	1,061
Derivatives	239	239	213	213
Short-term loan to affiliate(1)	100	100	295	295
Other investments, including securities pledged	94	94	88	88
Assets held in separate accounts	98,579	98,579	90,282	90,282
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(2)	25,769	27,652	26,867	28,954
Funding agreements with fixed maturities	721	726	671	672
Supplementary contracts, immediate annuities and other	214	180	231	192
Stabilizer and MCGs	19	19	9	9
Derivatives	268	268	299	299
Short-term debt(3)	44	44	31	31
Long-term debt(3)	1	1	1	1
(1) Included in Other Assets on the Consolidated Balance Sheets.
(2) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Stabilizer and MCGs section of the table above.
(3) Included in Other Liabilities on the Consolidated Balance Sheets.

87

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the classification of financial instruments which are not carried at fair value on the Consolidated Balance Sheets:

Financial Instrument	Classification
Mortgage loans on real estate	Level 3
Policy loans	Level 2
Short-term loan to affiliate	Level 2
Other investments	Level 2
Funding agreements without fixed maturities and deferred annuities	Level 3
Funding agreements with fixed maturities	Level 2
Supplementary contracts, immediate annuities and other	Level 3
Short-term debt and Long-term debt	Level 2

5.    Deferred Policy Acquisition Costs and Value of Business Acquired

The following table presents a rollforward of DAC and VOBA for the periods indicated:

	DAC	VOBA
	Deferred and Individual Annuities
Balance as of January 1, 2022	$573	$375
Deferrals of commissions and expenses	54	4
Amortization expense	(49)	(31)
Balance as of December 31, 2022	$578	$348
Deferrals of commissions and expenses	56	3
Amortization expense	(45)	(30)
Balance as of December 31, 2023	$589	$321
Deferrals of commissions and expenses	57	3
Amortization expense	(46)	(26)
Balance as of December 31, 2024	$600	$298

The following table shows a reconciliation of DAC and VOBA balances to the Consolidated Balance Sheets for the periods indicated:

	December 31, 2024	December 31, 2023
DAC:
Deferred and Individual Annuities	$600	$589
Other	9	10
VOBA	298	321
Total	$907	$920

88

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The estimated amount of VOBA amortization expense, net of interest, during the next five years is presented in the following table. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results or changes in best estimates of future results.

Year	Amount
2025	$22
2026	20
2027	19
2028	17
2029	16

6.     Reserves for Contract Owner Account Balances

The following table presents a rollforward of Contract owner account balances for the periods indicated:

	Deferred Group and Individual Annuity
	December 31, 2024	December 31, 2023
Balance at January 1	$25,991	$27,951
Deposits	2,435	2,223
Fee income	(50)	(9)
Surrenders, withdrawals and benefits	(4,368)	(4,900)
Net transfers (from) to the general account (2)	313	(9)
Interest credited	710	735
Ending Balance	$25,031	$25,991

Weighted-average crediting rate	2.8%	2.7%
Net amount at risk (1)	$86	$116
Cash surrender value	$24,669	$25,631
(1) For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date and is calculated at a contract level. Where a contract has both a living and a death benefit, the Company calculates NAR at a contract level and aggregates the higher of the two values together.
(2) Net transfers (from) to the general account includes transfers of $(1,150) and $(524) for 2024 and 2023, respectively related to VRIAC-managed institutional/mutual fund plan assets in trust that are not reflected on the Consolidated Balance Sheets.

The following table shows a reconciliation of the Contract owner account balances for deferred group and individual annuities to the Future policy benefits and Contract owner accounts balances on the Consolidated Balance Sheets for the periods indicated:

	December 31, 2024	December 31, 2023
Deferred group and individual annuity (Contract owner account balances)	$25,031	$25,991
Non-putable funding agreements	721	671
Other (Future policy benefits and Contract owner account balances)(1)	3,516	3,915
Ending balance	$29,268	$30,577
(1) Primarily related to reinsured business

89

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes detail on the differences between the interest rate being credited to contract holders as of the periods indicated, and the respective guaranteed minimum interest rates ("GMIRs"):

	Account Value(1)
	Excess of crediting rate over GMIR
	At GMIR	Up to .50% Above GMIR	0.51% - 1.00% Above GMIR	1.01% - 1.50% Above GMIR	1.51% - 2.00% Above GMIR	More than 2.00% Above GMIR	Total
As of December 31, 2024
Up to 1.00%	$8	$4,010	$3,671	$1,688	$1,533	$925	$11,835
1.01% - 2.00%	110	56	44	4	—	1	215
2.01% - 3.00%	5,833	31	1	—	—	—	5,865
3.01% - 4.00%	7,291	—	—	—	—	—	7,291
4.01% and Above	4	—	—	—	—	—	4
Renewable beyond 12 months (MYGA)(2)	341	—	—	—	2	—	343
Total discretionary rate setting products	$13,587	$4,097	$3,716	$1,692	$1,535	$926	$25,553

As of December 31, 2023
Up to 1.00%	$11	$4,663	$3,451	$2,204	$858	$797	$11,984
1.01% - 2.00%	141	73	44	6	—	1	265
2.01% - 3.00%	6,275	36	1	—	—	—	6,312
3.01% - 4.00%	7,708	—	—	—	—	—	7,708
4.01% and Above	4	—	—	—	—	—	4
Renewable beyond 12 months (MYGA)(2)	398	—	—	—	3	—	401
Total discretionary rate setting products	$14,537	$4,772	$3,496	$2,210	$861	$798	$26,674
(1) Includes only the account values for investment spread products with GMIRs and discretionary crediting rates, net of policy loans. Excludes Stabilizer products, which are fee based.
(2) Represents multi year guaranteed annuity ("MYGA") contracts with renewal dates after December 31, 2024 and 2023 on which the Company is required to credit interest above the contractual GMIR for at least the next twelve months.

7.    Reinsurance

As of December 31, 2024, the Company has reinsurance treaties with three unaffiliated reinsurers covering a significant portion of the mortality risks and guaranteed death benefits under its variable contracts.

Premium receivable and reinsurance recoverable were comprised of the following as of the dates indicated:

	December 31, 2024		December 31, 2023
Premium receivable	$—	*	$—	*
Reinsurance recoverable, net of allowance for credit losses	2,560		2,899
Total	$2,560		$2,899
* Less than $1

90

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Information regarding the effect of reinsurance on the Consolidated Statements of Operations is as follows for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Premiums:
Direct premiums	$9	$31	$18
Reinsurance ceded	—	(2)	(2)
Net premiums	$9	$29	$16

Interest credited and other benefits to contract owners / policyholders:
Direct interest credited and other benefits to contract owners / policyholders	$857	$920	$886
Reinsurance assumed	5	4	4
Reinsurance ceded	(92)	(107)	(160)
Net interest credited and other benefits to contract owners / policyholders	$770	$817	$730

The Company has indemnity reinsurance agreements with Security Life of Denver Company ("SLD") and with a subsidiary of Lincoln National Corporation ("Lincoln"). Under these agreements, SLD and Lincoln contractually assumed certain policyholder liabilities and obligations, although the Company remains obligated to contract owners. Reinsurance recoverable, net of the allowance for credit losses, related to the agreement with SLD was $1.6 billion and $1.9 billion as of December 31, 2024 and 2023, respectively, on the Consolidated Balance Sheets. Reinsurance recoverable, net of the allowance for credit losses, related to the reinsurance agreement with Lincoln was $0.9 billion and $1.0 billion as December 31, 2024 and 2023 on the Consolidated Balance Sheets.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. As of December 31, 2024 and 2023, the Company had a deposit asset net of the allowance for credit losses of $0.9 billion and $1.0 billion, respectively, which is reported in Other assets on the Consolidated Balance Sheets.

91

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

8.    Separate Accounts

The following tables present a rollforward of Separate account liabilities for the stabilizer and deferred annuity business, including a reconciliation to the Consolidated Balance Sheets, for the periods indicated:

	December 31, 2024			December 31, 2023
	Stabilizer	Deferred Annuity	Total	Stabilizer	Deferred Annuity	Total
Balance at January 1	$7,175	$81,440	$88,615	$7,196	$68,373	$75,569
Deposits	891	9,955	10,846	940	10,036	10,976
Fee income	(33)	(474)	(507)	(34)	(414)	(448)
Surrenders, withdrawals and benefits	(1,376)	(12,415)	(13,791)	(1,342)	(9,545)	(10,887)
Net transfers (from) to the separate account	—	(1,463)	(1,463)	—	(515)	(515)
Investment performance	244	12,794	13,038	415	13,505	13,920
Balance at end of period	$6,901	$89,837	$96,738	$7,175	$81,440	$88,615

Reconciliation to Consolidated Balance Sheets:

Other variable products liabilities	1,841	1,667
Total Separate Accounts liabilities	$98,579	$90,282

Stabilizer products allow the contract holder to select either the market value of the account or the book value of the account at termination. The book value of the account is equal to deposits plus interest, less any withdrawals. The fair value is estimated using the income approach.

Cash surrender value represents the amount of the contract holders' account balances distributable at the balance sheet date, less certain surrender charges. The cash surrender value for deferred annuity products was $89,817 and $81,420 as of December 31, 2024 and 2023, respectively.

The aggregate fair value of assets, by major investment asset category, supporting separate accounts were as follows for the periods indicated:

	December 31, 2024	December 31, 2023
U.S. Treasury securities and obligations of U.S government corporations and agencies	$913	$1,015
Corporate debt and foreign securities:	2,493	2,528
Mortgage-backed securities	3,087	3,231
Equity securities (including mutual funds)	91,588	83,065
Cash, cash equivalents and short-term investments	437	399
Receivable for securities and accruals	61	44
Total	$98,579	$90,282

9.    Capital Contributions, Dividends and Statutory Information

Connecticut insurance law imposes restrictions on a Connecticut insurance company's ability to pay dividends to its parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the Connecticut Insurance Commissioner.

Under Connecticut insurance law, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (1) ten percent (10%) of

92

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

VRIAC's earned statutory surplus at the prior year end or (2) VRIAC's prior year statutory net gain from operations. Connecticut law also prohibits a Connecticut insurer from declaring or paying a dividend except out of its earned surplus unless prior insurance regulatory approval is obtained.

During the year ended December 31, 2024, VRIAC declared and paid an ordinary dividend to its Parent in the aggregate amount of $473. During the year ended December 31, 2023, VRIAC declared and paid an ordinary dividend to its Parent in the aggregate amount of $310.

On March 5, 2025, the Company declared an ordinary dividend to its Parent in the aggregate amount of $84.

During the years ended December 31, 2024 and 2023, VRIAC did not receive capital contributions from its Parent.

The Company is subject to minimum risk-based capital ("RBC") requirements established by the Department. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the National Association of Insurance Commissioners ("NAIC"), to RBC requirements, as defined by the NAIC. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Certain assets that are not admitted under statutory accounting principles are charged directly to surplus. Depending on the regulations of the Department, the entire amount or a portion of an insurance company's asset balance can be non-admitted depending on specific rules regarding admissibility. The most significant non-admitted assets of the Company are typically a portion of deferred tax assets in excess of prescribed thresholds.

Statutory net income was $640, $577 and $549 for the years ended December 31, 2024, 2023 and 2022, respectively. Statutory capital and surplus was $2.0 billion for the years ended December 31, 2024 and 2023.

10.    Accumulated Other Comprehensive Income (Loss)

Shareholder's equity included the following components of AOCI as of the dates indicated.

	December 31, 2024	December 31, 2023	December 31, 2022
Fixed maturities, net of impairment	$(1,995)	$(1,827)	$(2,544)
Derivatives(1)	56	57	111
Change in current discount rate	(306)	(335)	(349)
Deferred income tax asset (liability)(2)	600	571	712
Total	(1,645)	(1,534)	(2,070)
Pension and other postretirement benefits liability, net of tax	1	3	3
AOCI	$(1,644)	$(1,531)	$(2,067)
(1) Gains and losses reported in AOCI from hedge transactions that resulted in the acquisition of an identified asset are reclassified into earnings in the same period or periods during which the asset acquired affects earnings. As of December 31, 2024, the portion of the AOCI that is expected to be reclassified into earnings within the next twelve months is $10.
(2) The Company uses the portfolio method to determine when stranded tax benefits (or detriments) are released from AOCI.

93

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Changes in AOCI, including the reclassification adjustments recognized in the Consolidated Statements of Operations were as follows for the periods indicated:

	Year Ended December 31, 2024
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(170)		$35	$(135)
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	1		—	1
Change in unrealized gains (losses) on available-for-sale securities	(169)		35	(134)

Derivatives:
Derivatives	14	(1)	(3)	11
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(15)		3	(12)
Change in unrealized gains (losses) on derivatives	(1)		—	(1)

Change in current discount rate	28		(6)	22
Change in AOCI	$(142)		$29	$(113)
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information

	Year Ended December 31, 2023
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$694		$(146)	$548
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	21		(4)	17
Change in unrealized gains (losses) on available-for-sale securities	715		(150)	565

Derivatives:
Derivatives	(36)	(1)	8	(28)
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(18)		4	(14)
Change in unrealized gains (losses) on derivatives	(54)		12	(42)

Change in current discount rate	16		(3)	13
Change in AOCI	$677		$(141)	$536
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.

94

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	Year Ended December 31, 2022
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(4,731)		$994	$(3,737)
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	62		(13)	49
Change in unrealized gains (losses) on available-for-sale securities	(4,669)		981	(3,688)

Derivatives:
Derivatives	54	(1)	(11)	43
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(20)		4	(16)
Change in unrealized gains (losses) on derivatives	34		(7)	27

Change in current discount rate	41		(9)	32
Change in AOCI	$(4,594)		$965	$(3,629)
.
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information

11.    Revenue from Contracts with Customers

Financial services revenue is disaggregated by type of service in the following table:

	Year Ended December 31,
	2024	2023	2022
Advisory and R&A	$571	$460	$473
Distribution and shareholder servicing	79	73	75
Total financial services revenue	650	533	548
Revenue from other sources(1)	551	478	472
Total Fee income and Other revenue	$1,201	$1,011	$1,020

(1)Primarily consists of revenue from insurance contracts and financial instruments.

Net receivables of $109 and $94 are included in Other assets on the Consolidated Balance Sheets as of December 31, 2024 and 2023, respectively.

95

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

12.    Income Taxes

Income tax expense (benefit) consisted of the following for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Current tax expense (benefit):
Federal	$57	$14	$—
Total current tax expense (benefit)	57	14	—
Deferred tax expense (benefit):
Federal	—	(1)	(51)
Total deferred tax expense (benefit)	—	(1)	(51)
Total income tax expense (benefit)	$57	$13	$(51)

Income taxes were different from the amount computed by applying the federal income tax rate to Income (loss) before income taxes for the following reasons for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Income (loss) before income taxes	$643	$400	$282
Tax rate	21.0%	21.0%	21.0%
Income tax expense (benefit) at federal statutory rate	135	84	59
Tax effect of:
Dividends received deduction	(47)	(36)	(42)
Security Life of Denver Company capital loss carryback (1)	(13)	(23)	—
Tax credits	(18)	(11)	(67)
Other	—	(1)	(1)
Income tax expense (benefit)	$57	$13	$(51)
Effective tax rate	8.9%	3.2%	(18.1)%
(1) See Other Tax Matters section below

96

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Temporary Differences

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of the dates indicated, are presented below.

	December 31,
	2024	2023
Deferred tax assets
Net unrealized investment losses	$407	$372
Loss carryforwards	165	183
Current discount rate	64	70
Tax credits	80	65
Insurance reserves	48	61
Compensation and benefits	60	57
Investments	26	19
Other assets	9	—
Total gross assets	859	827
Less: Valuation allowance	—	—
Assets, net of valuation allowance	$859	$827

Deferred tax liabilities
Deferred policy acquisition costs	$(175)	$(178)
Other liabilities	(22)	(16)
Total gross liabilities	(197)	(194)
Net deferred income tax asset (liability)	$662	$633

The following table sets forth the federal and credit carryforwards for tax purposes as of the dates indicated:

	December 31,
	2024		2023
Federal net operating loss carryforward	$788	(1)	$873
Credit carryforward	80	(2)	65
(1) NOL not subject to expiration
(2) Expires between 2025 and 2034

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets ("DTA") will not be realized. As of December 31, 2024 and 2023, the Company had no valuation allowance. However, the application of intra-period tax allocation rules to benefits associated with capital deferred tax assets resulted in a valuation allowance as of December 31, 2024 and 2023 of $128 in continuing operations, offset by a corresponding benefit in Other comprehensive income.

The Company reviews all available positive and negative evidence to determine if a valuation allowance is recorded, including historical and projected pre-tax book income, tax planning strategies and reversals of temporary differences. As of December 31, 2024 and 2023, the Company had net unrealized capital losses of $1.9 billion and $1.8 billion, respectively, in AOCI. The Company expects this DTA to be utilized by its hold-to-maturity tax planning strategy. Additionally, income before income taxes remained positive for the period. After evaluating the positive and negative evidence, the Company did not change its judgement regarding the realization of DTAs and did not establish a valuation allowance in 2024.

97

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Other Tax Matters

On January 4, 2021, Voya Financial completed a series of transactions pursuant to a Master Transaction Agreement with Resolution Life U.S. Holdings Inc. ("Resolution Life US"). As a part of these transactions, Resolution Life US acquired Voya Financial's wholly owned subsidiary, Security Life of Denver Company ("SLD"). SLD generated capital losses in the 2023 and 2022 tax years, which are included in the tax return for Voya Financial. The Company recorded a $13 and $23 tax benefit in 2024 and 2023, respectively, resulting in a decrease to the effective tax rate.

Tax Sharing Agreement

As of December 31, 2024 and 2023, the Company had a payable to Voya Financial of $15 and $16, respectively, for federal income taxes under the intercompany tax sharing agreement, which is included in Other liabilities on the Consolidated Balance Sheets.

The results of the Company's operations are included in the consolidated tax return of Voya Financial. Generally, the Company's consolidated financial statements recognize the current and deferred income tax consequences that result from the Company's activities during the current and preceding periods pursuant to the provisions of Income Taxes (ASC 740) as if the Company were a separate taxpayer rather than a member of Voya Financial's consolidated income tax return group with the exception of any net operating loss carryforwards and capital loss carryforwards, which are recorded pursuant to the tax sharing agreement. If the Company instead were to follow a separate taxpayer approach without any exceptions, there would be no impact to income tax expense (benefit) for the periods indicated above. However, any current tax benefit related to the Company's tax attributes realized by virtue of its inclusion in the consolidated tax return of Voya Financial would have been recorded directly to equity rather than income. Under the tax sharing agreement, Voya Financial will pay the Company for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

Unrecognized Tax Benefits

The Company had no unrecognized tax benefits as of December 31, 2024 and 2023.

Interest and Penalties

The Company recognizes accrued interest and penalties, if applicable, related to unrecognized tax benefits on the Consolidated Balance Sheets and the Consolidated Statements of Operations. The Company had no accrued interest as of December 31, 2024 and 2023.

Tax Regulatory Matters

For the tax years 2022 through 2024, Voya Financial participated in the Internal Revenue Service ("IRS") Compliance Assurance Process ("CAP"), which is a continuous audit program provided by the IRS. For the 2023 tax year, Voya Financial was in the Compliance Maintenance Bridge ("Bridge") phase of CAP. In the Bridge phase, the IRS did not conduct any review or provide any letters of assurance for that tax year. For the 2024 tax year, Voya Financial is in the Compliance Maintenance Bridge Plus ("Bridge Plus") phase of CAP. In the Bridge Plus phase, the IRS will review the tax return and issue either a full or partial acceptance letter upon completion of review.

Voya Financial filed amended federal income tax returns for tax years 2012 through 2018 to claim a foreign tax credit instead of utilizing a foreign tax deduction. Voya Financial does not anticipate an adjustment to its claim as filed. The audit of the claim is ongoing.

Tax Legislative Matters

In August 2022, the Inflation Reduction Act was signed into law creating the corporate alternative minimum tax ("CAMT"). In September 2024, the Department of Treasury issued proposed regulations providing additional guidance on the CAMT. While

98

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

the Company does not expect to be subject to the CAMT for 2024, the Company continues to review the proposed regulations, and its CAMT determination will need to be evaluated in light of future guidance.

13.    Financing Agreements

Reciprocal Loan Agreement

The Company maintains a reciprocal loan agreement with Voya Financial, an affiliate, to facilitate the handling of unanticipated short-term cash requirements that arise in the ordinary course of business. Under this agreement, which expires on April 1, 2026, either party can borrow from the other up to 3.0% of the Company's statutory admitted assets as of the preceding December 31. Interest on any borrowing by either the Company or Voya Financial is charged at a rate based on the prevailing market rate for similar third-party borrowings or securities.

Under this agreement, the Company incurred interest expense of $2, $3 and $1 for the years ended December 31, 2024, 2023 and 2022, respectively. The Company earned interest income of $20, $18 and $5 for the years ended December 31, 2024, 2023 and 2022, respectively. Interest expense and income are included in Interest expense and Net investment income, respectively, in the Consolidated Statements of Operations.

As of December 31, 2024, the Company had $100 outstanding receivable and VIPS had a $44 outstanding payable. As of December 31, 2023, the Company had $295 outstanding receivable and VIPS had a $31 outstanding payable from/to Voya Financial under the reciprocal loan agreement.

14.    Benefit Plans

Defined Benefit Plan

Voya Services Company sponsors the Voya Retirement Plan (the "Retirement Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees) are eligible to participate.

The Retirement Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation ("PBGC"). Beginning January 1, 2012, the Retirement Plan adopted a cash balance pension formula instead of a final average pay ("FAP") formula, allowing all eligible employees to participate in the Retirement Plan. Participants will earn an annual credit equal to 4% of eligible compensation. Interest is credited monthly based on a 30-year U.S. Treasury securities bond rate published by the Internal Revenue Service in the preceding August of each year. The accrued vested cash pension balance benefit is portable; participants can take it if they leave the Company.

The costs allocated to the Company for its employees' participation in the Retirement Plan were $12, $12 and $14 for the years ended December 31, 2024, 2023 and 2022, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Defined Contribution Plan

Voya Services Company sponsors the Voya 401(k) Savings Plan (the "Savings Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees, including but not limited to Career Agents) are eligible to participate, including the Company's employees other than Company agents. Career Agents are certain, full-time insurance salespeople who have entered into a career agent agreement with the Company and certain other individuals who meet specified eligibility criteria ("Career Agents"). The Savings Plan is a tax qualified defined contribution plan. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. Voya Services Company matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. Matching contributions are subject to a 4-year graded vesting schedule. Contributions made to the Savings Plan are subject to certain limits imposed by applicable law. The costs allocated to the Company for the Savings Plan were $21, $21 and $19, for the years ended December 31, 2024, 2023 and 2022, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

99

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Non-Qualified Retirement Plans

The Company, in conjunction with Voya Services Company, offers certain eligible employees (other than Career Agents) a Supplemental Executive Retirement Plan and an Excess Plan (collectively, the "SERPs"). Benefit accruals under Aetna Financial Services SERPs ceased, effective as of December 31, 2001 and participants began accruing benefits under Voya Services SERPs. Benefits under the SERPs are determined based on an eligible employee's years of service and average annual compensation for the highest five years during the last ten years of employment.

Effective January 1, 2012, the Supplemental Executive Retirement Plan was amended to coordinate with the amendment of the Retirement Plan from its current final average pay formula to a cash balance formula.

The Company, in conjunction with Voya Services Company, sponsors the Pension Plan for Certain Producers of Voya Retirement Insurance and Annuity Company (the "Agents Non-Qualified Plan"). This plan covers Career Agents. The Agents Non-Qualified Plan was frozen effective January 1, 2002. In connection with the termination, all benefit accruals ceased and all accrued benefits were frozen.

The SERPs and Agents Non-Qualified Plan are non-qualified defined benefit pension plans, which means all the SERPs benefits are payable from the general assets of the Company and Agents Non-Qualified Plan benefits are payable from the general assets of the Company and Voya Services Company. These non-qualified defined benefit pension plans are not guaranteed by the PBGC.

Obligations and Funded Status

The following table summarizes the benefit obligations for the SERPs and Agents Non-Qualified Plan as of December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023
Change in benefit obligation:
Benefit obligation, January 1	$60	$61
Interest cost	3	3
Benefits paid	(5)	(5)
Actuarial (gains) losses on obligation(1)	(2)	1
Benefit obligation, December 31	$56	$60
(1) Includes actuarial (gain) loss of $(2) and $1 due to change in discount rate for the years ended December 31, 2024 and 2023, respectively. The discount rate increased 0.60% during 2024 driven by an increase in corporate AA yields. The discount rate decreased 0.19% during 2023 driven by decrease in corporate AA yields.

Amounts recognized on the Consolidated Balance Sheets in Other liabilities and in AOCI were as follows as of December 31, 2024 and 2023:

	December 31,
	2024	2023
Accrued benefit cost (1)	$(56)	$(60)
Net amount recognized	$(56)	$(60)
(1)Accrued benefit cost is included in Other liabilities on the Consolidated Balance Sheets.

100

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Assumptions

The discount rate used in the measurement of the December 31, 2024 and 2023 benefit obligation for the SERPs and Agents Non-Qualified Plan, were as follows:

	2024	2023
Discount rate	5.88%	5.28%

In determining the discount rate assumption, the Company utilizes current market information provided by its plan actuaries, including a discounted cash flow analysis of the Company's pension obligation and general movements in the current market environment. The discount rate modeling process involves selecting a portfolio of high quality, noncallable bonds that will match the cash flows of the SERPs and Agents Non-Qualified Plan.

The weighted-average discount rate used in calculating the net pension cost was as follows:

	2024	2023	2022
Discount rate	5.28%	5.47%	3.00%

Since the benefit plans of the Company are unfunded, an assumption for return on plan assets is not required.

Net Periodic Benefit Costs

Net periodic benefit costs for the SERPs and Agents Non-Qualified Plan were as follows for the years ended December 31, 2024, 2023 and 2022:

	Year Ended December 31,
	2024	2023	2022
Interest cost	$3	$3	$2
Net (gain) loss recognition	(2)	1	(13)
Net periodic (benefit) cost	$1	$4	$(11)

Expected Future Benefit Payments

The following table summarizes the expected benefit payments related to the SERPs and Agents Non-Qualified Plan for the years indicated:

2025	$6
2026	6
2027	5
2028	5
2029	5
2030-2034	22

In 2025, the Company is expected to contribute $6 to the SERPs and Agents Non-Qualified Plan.

Share Based Compensation Plans

Certain employees of the Company participate in the Omnibus Employee Incentive Plans ("the Omnibus Plans") sponsored by Voya Financial. The Omnibus Plans each permit the granting of a wide range of equity-based awards, including restricted stock units ("RSUs"), performance share units ("PSUs"), and stock options.

101

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company was allocated compensation expense from Voya Financial of $27, $34 and $35 for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company recognized tax benefits of $6, $7 and $8 for the years ended 2024, 2023 and 2022, respectively.

All excess tax benefits and tax deficiencies related to share-based compensation are reported in Net Income.

Other Benefit Plans

In addition, the Company, in conjunction with Voya Services Company, sponsors the following benefit plans:

•The Voya 401(k) Plan for VRIAC Agents, which allows participants to defer a specified percentage of eligible compensation on a pre-tax basis. Effective January 1, 2006, the Company match equals 60% of a participant's pre-tax deferral contribution, with a maximum of 6% of the participant's eligible pay. A request for a determination letter on the qualified status of the Voya 401(k) Plan for VRIAC Agents was filed with the IRS on January 1, 2014. A favorable determination letter was received dated August 28, 2014.
•The Producers' Incentive Savings Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis. The Company matches such pre-tax contributions at specified amounts.
•The Producers' Deferred Compensation Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis.
•Certain health care and life insurance benefits for retired employees and their eligible dependents. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually and the Company subsidizes a portion of the monthly per-participant premium. Prior to April 1, 2017, coverage for Medicare eligible retirees was provided through a fully insured Medicare Advantage plan. Effective April 1, 2017, the fully insured Medicare Advantage Plan was replaced with access to individual coverage through a private exchange. The Company's premium subsidy ended and was replaced with a monthly HRA contribution. The Company continues to offer access to medical coverage until retirees become eligible for Medicare. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.
•The Voya Financial Deferred Compensation Savings Plan, which is a non-qualified deferred compensation plan that includes a 401(k) excess component.

The benefit charges incurred by the Company related to these plans were immaterial for the years ended December 31, 2024, 2023 and 2022.

15.    Commitments and Contingencies

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities, mortgage loans, or money market instruments, at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments.

As of December 31, 2024 the Company had off-balance sheet commitments to acquire mortgage loans of $189 and purchase limited partnerships and private placement investments of $1,149.

Insurance Company Guaranty Fund Assessments

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The Company has estimated this undiscounted liability, which is included in Other liabilities on the Consolidated Balance Sheets, to be $2 and $0 as of December 31, 2024 and 2023, respectively. The Company has also recorded an asset, which is included in Other assets on the Consolidated Balance Sheets, of $18 and $8 as of December 31, 2024 and 2023, respectively, for future credits to premium taxes. The Company estimates its liabilities for future assessments under state

102

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

insurance guaranty association laws. The Company believes the reserves established are adequate for future assessments relating to insurance companies that are currently subject to insolvency proceedings.

Restricted Assets

The Company is required to maintain assets on deposit with various regulatory authorities to support its insurance operations. The Company may also post collateral in connection with certain securities lending, repurchase agreements, funding agreements, letter of credit ("LOC") and derivative transactions as described further in this note. The components of the fair value of the restricted assets were as follows as of the dates indicated:

	December 31,
	2024	2023
Fixed maturity collateral pledged to FHLB(1)	$1,238	$1,205
FHLB restricted stock(2)	34	33
Other fixed maturities-state deposits	8	11
Cash and cash equivalents	2	2
Securities pledged(3)	1,089	798
Total restricted assets	$2,371	$2,049
(1) Included in Fixed maturities, available-for-sale, at fair value on the Consolidated Balance Sheets.
(2) Included in Other investments on the Consolidated Balance Sheets.
(3) Includes the fair value of loaned securities of $871 and $645 as of December 31, 2024 and 2023, respectively. In addition, as of December 31, 2024 and 2023, the Company delivered securities as collateral of $133 and $153, respectively, and repurchase agreements of $85 and $0, respectively. Loaned securities and securities delivered as collateral are included in Securities pledged on the Consolidated Balance Sheets.

Federal Home Loan Bank Funding

The Company is a member of the Federal Home Loan Bank of Boston ("FHLB") and is required to pledge collateral to back funding agreements issued to the FHLB. As of December 31, 2024 and 2023, the Company had $721 and $671, respectively, in non-putable funding agreements, which are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. Assets pledged to the FHLB are reflected in the table above.

Litigation, Regulatory Matters and Loss Contingencies

Litigation, regulatory and other loss contingencies arise in connection with the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters, arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry.

While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no

103

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2024, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, as not material to the Company. For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss.

Litigation includes Ravarino, et al. v. Voya Financial, Inc., et al. (USDC District of Connecticut, No. 3:21-cv-01658)(filed December 14, 2021). In this putative class action, the plaintiffs allege that the named defendants, which include the Company, breached their fiduciary duties of prudence and loyalty in the administration of the Voya 401(k) Savings Plan. The plaintiffs claim that the named defendants did not exercise proper prudence in their management of allegedly poorly performing investment options, including proprietary funds, and passed excessive investment-management and other administrative fees for proprietary and non-proprietary funds onto plan participants. The plaintiffs also allege that the defendants engaged in self-dealing through the inclusion of the Voya Stable Value Option into the plan offerings and by setting the "crediting rate" for participants’ investment in the Stable Value Fund artificially low in relation to Voya’s general account investment returns in order to maximize the spread and Voya’s profits at the participants’ expense. The complaint seeks disgorgement of unjust profits as well as costs incurred. On June 13, 2023, the Court issued a ruling granting in part and denying in part Voya's motion to dismiss. The court largely dismissed the claims for breach of fiduciary duty. The remaining claims concern allegations of breaches of the ERISA prohibited transactions rule and a claim for failure to monitor the Voya Small Cap Growth fund. The Company denies the allegations, which it believes are without merit, and intends to defend the case vigorously.

16.    Related Party Transactions

Operating Agreements

VRIAC has certain agreements whereby it generates revenues and incurs expenses with affiliated entities. The agreements are as follows:

•Investment Advisory agreement with Voya Investment Management LLC ("VIM"), an affiliate, in which VIM provides asset management, administrative and accounting services for VRIAC's general account. VRIAC incurs a fee, which is paid quarterly, based on the value of the assets under management. For the years ended December 31, 2024, 2023 and 2022, expenses were incurred in the amounts of $69, $64 and $68, respectively.
•Intercompany agreement with VIM, as amended pursuant to which VIM agreed, effective January 1, 2010, to pay the Company, on a monthly basis, a portion of the revenues VIM earns as investment adviser to certain U.S. registered investment companies that are investment options under certain of the Company's variable insurance products. For the years ended December 31, 2024, 2023 and 2022, revenue under the VIM intercompany agreement was $57, $52 and $56, respectively.
•Services agreements with Voya Services Company and other insurance and non-insurance company affiliates for administrative, management, financial and information technology services, are settled quarterly. For the years ended December 31, 2024, 2023 and 2022, expenses were incurred in the amounts of $430, $457 and $454, respectively.
•Variable annuity, fixed insurance and mutual fund products issued by VRIAC are sold by Voya Financial Advisors, an affiliate of VRIAC. For the years ended December 31, 2024, 2023 and 2022, commission expenses incurred by VRIAC were $79, $72 and $72, respectively. Payments on commission expenses are settled monthly.

Management and service contracts and all cost sharing arrangements with other affiliated companies are allocated in accordance with the Company's expense and cost allocation methods. Revenues and expenses recorded as a result of transactions and agreements with affiliates may not be the same as those incurred if the Company was not a wholly owned subsidiary of its Parent.

Investment Advisory and Other Fees

VFP acts as a distributor of insurance products issued by its affiliates, which may in turn invest in mutual fund products issued by certain of its affiliates. For the years ended December 31, 2024, 2023 and 2022, distribution revenues received by VFP related to affiliated mutual fund products were $27, $24, and $26, respectively.

104

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Schedule I

Summary of Investments – Other than Investments in Affiliates
As of December 31, 2024
(In millions)

Type of Investments	Cost	Fair Value	Amount Shown on Consolidated Balance Sheets
Fixed maturities
U.S. Treasuries	$428	$378	$378
U.S. Government agencies and authorities	29	27	27
State, municipalities and political subdivisions	491	409	409
U.S. corporate public securities	6,095	5,249	5,249
U.S. corporate private securities	4,035	3,799	3,799
Foreign corporate public securities and foreign governments(1)	2,087	1,868	1,868
Foreign corporate private securities(1)	2,160	2,029	2,029
Residential mortgage-backed securities	2,638	2,525	2,525
Commercial mortgage-backed securities	2,459	2,111	2,111
Other asset-backed securities	1,741	1,739	1,739
Total fixed maturities, including securities pledged	22,163	20,134	20,134
Equity securities	66	66	66
Mortgage loans on real estate	3,632	3,440	3,613
Policy loans	163	163	163
Short-term investments	20	20	20
Limited partnerships/corporations	1,227	1,227	1,227
Derivatives	(4)	239	239
Other investments	94	94	94
Total investments	$27,361	$25,383	$25,556
(1) Primarily U.S. dollar denominated.

105

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Schedule IV

Reinsurance
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Gross		Ceded		Assumed	Net		Percentage of Assumed to Net
Year Ended December 31, 2024
Life insurance in force	$5,478		$5,618		$140	$—		NM**
Premiums:
Accident and health insurance	—	*	—	*	—	—	*	—%
Annuity contracts	9		—	*	—	9		—%
Total premiums	$9		$—	*	$—	$9		—%

Year Ended December 31, 2023
Life insurance in force	$5,903		$6,055		$152	$—		NM**
Premiums:
Accident and health insurance	—	*	—	*	—	—	*	—%
Annuity contracts	31		2		—	29		—%
Total premiums	$31		$2		$—	$29		—%

Year Ended December 31, 2022
Life insurance in force	$6,371		$6,536		$165	$—		NM**
Premiums:
Accident and health insurance	—	*	—	*	—	—	*	—%
Annuity contracts	18		2		—	16		—%
Total premiums	$18		$2		$—	$16		—%
* Less than $1
** Not meaningful

106

Item 9.    Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A.    Controls and Procedures

Evaluation of Disclosure Controls and Procedures

The Company carried out an evaluation, under the supervision and with the participation of its management, including its President and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act as of the end of the period covered by this report. Based on that evaluation, the President and the Chief Financial Officer have concluded that the Company's current disclosure controls and procedures are effective in ensuring that material information relating to the Company required to be disclosed in the Company's periodic SEC filings is made known to them in a timely manner.

Management's Annual Report on Internal Control Over Financial Reporting

Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) for the Company. The Company's internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements of the Company in accordance with U.S. generally accepted accounting principles. The Company's internal control over financial reporting includes those policies and procedures that:

▪pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company;
▪provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. generally accepted accounting principles and that receipts and expenditures are being made only in accordance with authorizations of the Company's management and directors; and
▪provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management has assessed the effectiveness of the Company's internal control over financial reporting as of December 31, 2024. In making its assessment, management has used the criteria set forth in "Internal Control - Integrated Framework (2013)" issued by the Committee of Sponsoring Organizations of the Treadway Commission.

In the opinion of management, the Company has maintained effective internal control over financial reporting as of December 31, 2024.

Attestation Report of the Company's Registered Public Accounting Firm

This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to Title IX, Section 989G of the Dodd-Frank Act, which provides non-accelerated filers such as the Company with an exemption from Section 404(b) of the Sarbanes-Oxley Act, the provision that otherwise requires an issuer to provide an attestation report by its registered public accounting firm on management's assessment of internal control over financial reporting.

Changes in Internal Control Over Financial Reporting

There were no changes to the Company's internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that occurred during the year ended December 31, 2024 that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

107

PART III

Item 10.    Directors, Executive Officers and Corporate Governance

Omitted pursuant to General Instruction I(2) of Form 10-K.

Item 11.    Executive Compensation

Omitted pursuant to General Instruction I(2) of Form 10-K.

Item 12.    Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Omitted pursuant to General Instruction I(2) of Form 10-K.

Item 13.    Certain Relationships, Related Transactions and Director Independence

Omitted pursuant to General Instruction I(2) of Form 10-K.

Item 14.    Principal Accounting Fees and Services

In 2024 and 2023, Ernst & Young LLP ("Ernst & Young") served as the principal external auditing firm for Voya Financial, Inc., including Voya Retirement Insurance and Annuity Company ("VRIAC"). Voya Financial, Inc.'s subsidiaries, including VRIAC, are allocated Ernst & Young fees attributable to services rendered by Ernst & Young to each subsidiary. Ernst & Young fees allocated to the Company along with a description of the services rendered by Ernst & Young to the Company are detailed below for the periods indicated.

	Year Ended December 31,
($ in millions)	2024		2023
Audit fees	$4		$4
Audit-related fees	1		1
Tax fees	—	*	—	*
	$5		$5
*Less than $1.

Audit fees

Audit fees were allocated to VRIAC and include fees associated with professional services rendered by the auditors for the audit of the annual financial statements of the Company and review of the Company's interim financial statements.

Audit-related fees

Audit-related fees were allocated to VRIAC and include the audit of service organization control reports.

Tax fees

Tax fees allocated to VRIAC were primarily for tax compliance. These services consisted of tax compliance, including the review of tax disclosures and proper completion of tax forms, assistance with questions regarding tax audits and tax planning and advisory services related to common forms of domestic taxation (i.e., income tax and capital tax).

Pre-approval policies and procedures

VRIAC is subject to the pre-approval policies and procedures of Voya Financial, Inc. Audit, audit-related and non-audit services provided to the Company by the independent registered public accountants of Voya Financial, Inc. (the "External Auditor") are included in the total annual budgeted amounts for Voya Financial, Inc. and pre-approved by the audit committee of Voya Financial, Inc. (the "Voya Financial audit committee"). Pursuant to the pre-approval policies and procedures of Voya

108

Financial, Inc., the Voya Financial audit committee is required to pre-approve all services provided by the External Auditor to Voya Financial, Inc. and its subsidiaries, including the Company.

In 2024 and 2023, 100% of each of the audit, audit-related services and tax services provided to the Company were pre-approved by the audit committee of Voya Financial, Inc.

109

PART IV

Item 15.    Exhibits, Consolidated Financial Statement Schedules

a.    The following documents are filed as part of this report:

1.Financial statements (See Part II, Item 8. Financial Statements and Supplementary data)
Consolidated Balance Sheets
Consolidated Statements of Operations
Consolidated Statements of Comprehensive Income
Consolidated Statements of Changes in Shareholder's Equity
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm

2.Financial statement schedules.
Schedule I - Summary of Investments - Other than Investments in Affiliates
Schedule IV - Reinsurance

All other provisions for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

3.Exhibits

110

Voya Retirement Insurance and Annuity Company ("VRIAC")
Form 10-K for Fiscal Year Ended December 31, 2024

Exhibit Index
Exhibit Number	Description of Exhibit
3.1	Certificate of Incorporation as amended and restated October 1, 2007, incorporated by reference to the ILIAC Form 10-K, as filed with the SEC on March 31, 2008 (File No. 33-23376).
3.2	Amended and Restated ING Life Insurance and Annuity Company By-Laws, effective October 1, 2007, incorporated by reference to the ILIAC Form 10-K, as filed with the SEC on March 31, 2008 (File No. 33-23376).
3.3	Amended and Restated Certificate of Incorporation of Voya Retirement Insurance and Annuity Company (formerly ING Life Insurance and Annuity Company) (Amended and Restated as of September 30, 2014), incorporated by reference to the VRIAC Form 10-Q, as filed with the SEC on November 12, 2014 (File No. 33-23376).
3.4	Amended and Restated Bylaws of Voya Retirement Insurance and Annuity Company effective September 1, 2014, incorporated by reference to the VRIAC Form 10-Q, as filed with the SEC on November 12, 2014 (File No. 33-23376).
10.1	Tax Sharing Agreement between ILIAC, ING America Insurance Holdings, Inc. (nka ING U.S., Inc.) and affiliated companies, effective January 1, 2001, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).
10.2	Investment Advisory Agreement between ILIAC and ING Investment Management LLC, dated March 31, 2001, as amended effective January 1, 2003, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).
10.3	Services Agreement between ILIAC and ING North America Insurance Corporation, dated as of January 1, 2001, as amended effective January 1, 2002, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).
10.4	Services Agreement between ILIAC and ING Financial Advisers, LLC, effective June 1, 2002, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).
10.5	Amended and Restated Administrative Services Agreement, between RLNY, VRIAC and the affiliated insurance companies specified in Exhibit A of the Agreement, dated as of October 1, 2022
10.6	Amendment to Investment Advisory Agreement between ILIAC and ING Investment Management LLC, effective October 14, 2003, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).
10.7	Amendment Number 2006-1 to Services Agreement, dated as of September 11, 2006, between ILIAC and ING North America Insurance Corporation, incorporated by reference to the Company's Form 10-Q filed on November 13, 2006 (File No. 033-23376).
10.8	Administrative Services Agreement, dated as of October 1, 1998, among Aetna Life Insurance and Annuity Company (nka ILIAC), Aetna Life Insurance Company and The Lincoln National Life Insurance Company, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).
10.9	Administrative Services Agreement, dated as of October 1, 1998, among Aetna Life Insurance and Annuity Company (nka ILIAC), Aetna Life Insurance Company and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).
10.10	Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and The Lincoln National Life Insurance Company, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).
10.11	Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).
10.12	Modified Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and The Lincoln National Life Insurance Company, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).
10.13	Modified Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

111

Exhibit Index
Exhibit Number	Description of Exhibit
10.14	Assignment and Assumption Agreement, dated as of March 19, 2007, effective as of March 1, 2007, between ILIAC, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).
10.15	Amendment No. 1 to Coinsurance Agreement, effective March 1, 2007, between ILIAC and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).
10.16	Amendment No. 1 to Coinsurance Agreement, effective March 1, 2007, between ILIAC and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).
10.17	Grantor Trust Agreement, dated as of March 19, 2007 and effective as of March 1, 2007, among ILIAC, Lincoln Life & Annuity Company of New York and The Bank of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).
10.18	Amendment Number 3, effective January 1, 2009, to Investment Advisory Agreement, between ILIAC and ING Investment Management LLC, incorporated by reference to the Company's Form 10-K/A filed on April 5, 2010 (File No. 033-23376).
10.19	Federal Tax Sharing Agreement, effective January 1, 2013, between lNG U.S., Inc. and each of its undersigned Subsidiaries, including ILIAC, incorporated by reference to the Company's Form 10-Q filed on May 14, 2013 (File No. 033-23376).
10.20	Intercompany Agreement, dated as of December 22, 2010, effective January 1, 2010, as amended, between ILIAC (nka VRIAC) and ING Investment Management LLC (nka Voya Investment Management LLC), incorporated by reference to the Company’s Form 10-Q filed on August 9, 2017 (File No. 033-23376).
10.21	Amendment No. 6, entered into on June 29, and effective as of July 1, 2017, amends the Intercompany Agreement, dated as of December 22, 2010, effective as of January 1, 2010, as amended, by and between VRIAC and Voya Investment Management LLC, incorporated by reference to the Company’s Form 10-Q filed on August 9, 2017 (File No. 033-23376).
10.22	Amendment No. 9, entered into on February 28, 2020 amends the Intercompany Agreement, dated as of December 22, 2010, as amended by Voya Investment Management LLC and VRIAC, incorporated by reference to the Company’s Form 10-Q filed August 13, 2021 (File No. 033-23376).
10.23	Amendment No. 10, entered into on June 22, 2023, and effective as of January 1, 2023, amends the Intercompany Agreement, dated as of December 22, 2010, effective January 1, 2010, as amended, by and between VRIAC and Voya Investment Management LLC, incorporated by reference to the Company’s Form 10-Q filed August 10, 2023 (File No. 033-23376).
10.24	Account Control Agreement, dated as of February 8, 2018, among VRIAC, Federal Home Loan Bank of Boston and The Bank of New York Mellon, incorporated by reference to the Company’s Form 10-Q filed on May 10, 2018 (File No. 033-23376).
10.25	Agreement for Advances, Collateral, Pledge and Security Agreement, effective as of February 8, 2018, by and between VRIAC and Federal Home Loan Bank of Boston, incorporated by reference to the Company’s Form 10-Q filed on May 10, 2018 (File No. 033-23376).
10.26	Second Amended and Restated Services Agreement, dated as of March 1, 2019, between VRIAC, the affiliated insurance companies and certain other affiliated companies specified in Exhibit B of the Agreement, incorporated by reference to the Company's Form 10-Q filed on May 9, 2019 (File Number 033-23376).
10.27	Amendment Number 4, effective as of October 1, 2019, to Investment Advisory Agreement, between VRIAC and Voya Investment Management LLC (f/k/a ING Investment Management LLC), incorporated by reference to the Company's Form 10-K filed on March 19, 2020 (File Number 033-23376)
10.28	Reciprocal Loan Agreement, dated as of April 1, 2021, between VRIAC & Voya Financial, Inc., incorporated by reference to the Company’s Form 10-Q filed on August 13, 2021 (File Number 033-23376).
10.29	Second Amendment Number 2021-1, effective August 14, 2021 to the Investment Advisory, Management and Support Services Agreement, entered into as of January 1, 1997, as amended by Amendment 2015-1, between VRIAC and Voya Investment Management Co. LLC. (Stabilizer), incorporated by reference to the Company’s Form 10-Q filed on November 12, 2021 (File Number 033-23376).

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Exhibit Index
Exhibit Number	Description of Exhibit
10.30	Investment Support Services Agreement is entered into as of entered into as of August 14, 2021, between Voya Investment Co. LLC. And VRIAC. (“Managed Custody Account Contracts”), incorporated by reference to the Company’s Form 10-Q filed on November 12, 2021 (File Number 033-23376).
10.31	Services Agreement is entered into as of December 1, 2022 between VRIAC and VBC.
14.	ING Code of Ethics for Financial Professionals, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).
23.1+	Consent of Ernst & Young LLP
31.1+	Certificate of Michael R. Katz pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2+	Certificate of Amelia J. Vaillancourt pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1+	Certificate of Michael R. Katz pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2+	Certificate of Amelia J. Vaillancourt pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS+	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH+	XBRL Taxonomy Extension Schema
101.CAL+	XBRL Taxonomy Extension Calculation Linkbase
101.DEF+	XBRL Taxonomy Extension Definition Linkbase
101.LAB+	XBRL Taxonomy Extension Label Linkbase
101.PRE+	XBRL Taxonomy Extension Presentation Linkbase

+Filed herewith.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 11, 2025		Voya Retirement Insurance and Annuity Company
(Date)	(Registrant)

	By:	/s/	Michael R. Katz
Michael R. Katz Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

114

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on or before March 11, 2025.

		Signatures	Title

By:	/s/	Amelia J. Vaillancourt	Director and President
Amelia J. Vaillancourt

By:	/s/	Youssef A. Blal	Director
Youssef A. Blal

By:	/s/	Neha V. Jain	Director
Neha V. Jain

By:	/s/	Mona M. Zielke	Director
Mona M. Zielke

By:	/s/	Michael R. Katz	Director and Chief Financial Officer
Michael R. Katz

115